                                                       Registration No. 2-74667
                                                       Registration No.811-3301
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ ]

         Pre-Effective Amendment No.


         Post-Effective Amendment No.  28                                  [X]


                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]


         Amendment No.  30                                                 [X]


                        (Check appropriate box or boxes)

                        --------------------------------

                            SEPARATE ACCOUNT NO. 301
                                       of
           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           (Exact Name of Registrant)

                           --------------------------


           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                              (Name of Depositor)
             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)


      Depositor's Telephone Number, including Area Code: 1-(800) 248-2138

                           --------------------------

                            HOPE E. ROSENBAUM-WERNER
                           VICE PRESIDENT AND COUNSEL


           The Equitable Life Assurance Society of the United States
             1290 Avenue of the Americas, New York, New York 10104
                  (Names and Addresses of Agents for Service)


           ---------------------------------------------------------

                  Please send copies of all communications to:
                               PETER E. PANARITES
                        Freedman, Levy, Kroll & Simonds
                    1050 Connecticut Avenue, N.W., Suite 825
                             Washington, D.C. 20036

                  --------------------------------------------

         Approximate Date of Proposed Public Offering: Continuous

         It is proposed that this filing will become effective (check appropriate box):

[ ]      Immediately upon filing pursuant to paragraph (b) of Rule 485.


[X]      On May 1, 1997 pursuant to paragraph (b) of Rule 485.


[ ]      60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]      On (date) pursuant to paragraph (a)(1) of Rule 485.

[ ]      75 days after filing pursuant to paragraph (a)(2) of Rule 485.

[ ]      On (date) pursuant to paragraph (a)(3) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

                         -----------------------------

         The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2.


         The Rule 24f-2 Notice of the Registrant for fiscal year 1996 was filed on February 27, 1997.

                             CROSS REFERENCE SHEET
                 SHOWING LOCATION OF INFORMATION IN PROSPECTUS
                 ---------------------------------------------


FORM N-4 ITEM                               PROSPECTUS CAPTION
-------------                               ------------------

 1.    Cover Page                           Cover Page

 2.    Definitions                          Summary - Questions and Answers

 3.    Synopsis                             Summary - Questions and Answers

 4.    Condensed Financial                  Certificate
       Information                          Provisions - Investment of
                                            Contributions in the Investment
                                            Divisions

 5.    General Description of               Equitable; Our Separate
       Registrant, Depositor and            Account
       Portfolio Companies

 6.    Deductions and Expenses              Deductions and Charges

 7.    General Description of               Certificate Provisions
       Variable Annuity Contracts

 8.    Annuity Period                       Certificate Provisions

 9.    Death Benefit                        Certificate Provisions - Death and
                                            Disability Benefits

10.    Purchases and Contract Value         Certificate Provisions

11.    Redemptions                          Certificate Provisions -
                                            Retirement Benefits

12.    Taxes                                Federal Income Tax Aspects of the
                                            Retirement Programs

13.    Legal Proceedings                    Not Applicable

14.    Table of Contents of the             Table of Contents of the
       Statement of Additional              Statement of Additional
       Information                          Information

                             CROSS REFERENCE SHEET
                        SHOWING LOCATION OF INFORMATION
                     IN STATEMENT OF ADDITIONAL INFORMATION
                     --------------------------------------

                                            STATEMENT OF ADDITIONAL
FORM N-4 ITEM                               INFORMATION CAPTION
-------------                               -----------------------

15.    Cover Page                           Cover Page

16.    Table of Contents                    Table of Contents

17.    General Information                  Part 3: Reorganization

18.    Services                             Not Applicable

19.    Purchase of                          Certificate
       Securities Being                     Provisions - Transfers
       Offered                              Among the Investment Options in
                                            the Prospectus

20.    Underwriters                         Our Separate Account - the Trust
                                            in the Prospectus

21.    Calculation of                       Comparative Investment
       Performance Data                     Performance in the Prospectus

22.    Annuity Payments                     Not Applicable

23.    Financial Statements                 Financial Statements

PROSPECTUS

                   CERTIFICATES AND GROUP ANNUITY CONTRACTS


                    FUNDED THROUGH THE INVESTMENT FUNDS OF
                           SEPARATE ACCOUNT NO. 301
                                      OF
          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
            1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
-----------------------------------------------------------------------------

This prospectus describes certificates and group annuity contracts which are designed for use in connection with IRAs, TSAs, SEPs and SIMPLEs, all qualifying for favorable tax treatment under the Internal Revenue Code of 1986, as amended.


Contributions may be put into one or more of twelve Investment Options:

 SEPARATE ACCOUNT INVESTMENT FUNDS                                  GENERAL ACCOUNT OPTIONS
o Money Market                         o Common Stock                 o 1 Year Guaranteed
o Intermediate Government              o Aggressive Stock               Rate Account
  Securities                           o Global                       o 3 Year Guaranteed
o High Yield                           o Conservative Investors         Rate Account
o Balanced                             o Growth Investors
o Growth & Income

Each of the Investment Funds invests in shares of a corresponding portfolio (PORTFOLIO) of The Hudson River Trust (TRUST), a mutual fund whose shares are purchased by the separate accounts of insurance companies. The prospectus for the Trust directly follows this Prospectus and describes the investment objectives, policies and risks of the Trust's Portfolios.

This prospectus provides information that you should know before investing, and should be read and retained for future reference. This prospectus is not valid unless it is attached to a current prospectus for the Trust, which you should also read carefully.

For further information and assistance, you should contact our Administrative Office at P.O. Box 2468, G.P.O., New York, New York 10116. You may also call the following toll-free number: 1-800-248-2138.


A Statement of Additional Information (SAI), dated May 1, 1997, has been filed with the Securities and Exchange Commission. The SAI has been incorporated by reference into this prospectus. The SAI is available at no charge by writing to the above address or by calling the telephone number listed above. The table of contents to the SAI appears on page 20 of this prospectus. You may also request an SAI for the Trust.
-----------------------------------------------------------------------------


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
        AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
         ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                    TO THE CONTRARY IS A CRIMINAL OFFENSE.


                 THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.
Copyright 1997 The Equitable Life Assurance Society of the United States. All
                               rights reserved.

                              TABLE OF CONTENTS



-----------------------------------------------------------------------------
                                                                        PAGE
-----------------------------------------------------------------------------
SUMMARY--QUESTIONS AND ANSWERS ...................................      3
 Fee Table .......................................................      5
 Example .........................................................      6
 Summary of Unit Values ..........................................      6
EQUITABLE LIFE ...................................................      7
OUR SEPARATE ACCOUNT .............................................      7
 The Trust .......................................................      8
CERTIFICATE PROVISIONS ...........................................     10
 Participants, Certificate Owners and Annuitants .................     10
 Contributions ...................................................     10
 Investment of Contributions in the Investment Funds  ............     10
 Guaranteed Rate Accounts ........................................     11
 Withdrawals .....................................................     12
 Transfers Among the Investment Options ..........................     12
 Death and Disability Benefits ...................................     13
 Retirement Benefits .............................................     13
 Revocation Rights ...............................................     15
 Miscellaneous ...................................................     15
COMPARATIVE INVESTMENT PERFORMANCE ...............................     15
 Annual Percent Changes in Unit Value ............................     16
 Annualized Rates of Return ......................................     16
FEDERAL INCOME TAX ASPECTS OF THE RETIREMENT PROGRAMS  ...........     17
 Tax-Sheltered Annuity Arrangements (TSAs) .......................     17
 Individual Retirement Annuities (IRAs) ..........................     17
 IRAs Under Simplified Employee Pension Plans (SEPs)  ............     17
DEDUCTIONS AND CHARGES ...........................................     17
 Participant Service Charge ......................................     17
 Administration Charge ...........................................     18
 Other Expenses ..................................................     18
 Deductions and Expenses of the Trust ............................     18
 Expense Limitations .............................................     18
 Fixed Annuity Administrative Charge .............................     18
 SEP/SIMPLE Enrollment Fee .......................................     18
 Guaranteed Rate Account Premature Withdrawal Charge  ............     18
 Charge for Premium or Applicable Taxes ..........................     18
VOTING RIGHTS ....................................................     19
 Trust Voting Rights .............................................     19
 How We Determine a Participant's Voting Shares ..................     19
 How Trust Shares Are Voted ......................................     19
 Voting Privileges of Participants in Other Separate Accounts  ...     19
 Separate Account Voting Rights ..................................     19
 Changes in Applicable Law .......................................     20
REPORTS ..........................................................     20
REGULATION .......................................................     20
ADDITIONAL INFORMATION ...........................................     20
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION  ........     20

SUMMARY--QUESTIONS
 AND ANSWERS


WHAT RETIREMENT PROGRAMS ARE OFFERED UNDER THE CERTIFICATES AND CONTRACTS?


In this prospectus we describe group annuity contracts and certificates issued under group annuity contracts that are used in connection with retirement programs that qualify for Federal tax benefits under the Internal Revenue Code of 1986, as amended (the CODE). Individuals who make contributions or for whom contributions are made are Participants. We offer IRAs, TSAs, SEPs and SIMPLEs under a group annuity contract between Equitable Life and the Chase Manhattan Bank, N.A. (CHASE) as the Contract Holder. Individual certificates are issued to each Participant to describe the Participant's interest under the contract. In summary, the retirement programs we offer are:


 o Individual retirement annuities (IRAS) for eligible individuals which qualify for favorable tax treatment under Code Section 408(b);

 o Tax-sheltered annuity arrangements (TSAS) for employees of tax-exempt organizations and public schools which qualify for favorable tax treatment under Code Section 403(b); and


 o Simplified employee pension plans (SEPS) sponsored by sole proprietorships, partnerships and corporations. Contributions for each eligible employee are made by an employer to the IRA certificate issued to the employee. Each individual Participant covered by the SEP is the owner and annuitant of the IRA certificate set up on his or her behalf.

 o Savings Incentive Match Plan for Employees (SIMPLE) plans sponsored by sole proprietorships, partnerships and corporations. Under a SIMPLE plan, an employee can elect to have the employer contribute part of his or her pay to a special form of IRA called a "SIMPLE IRA." In addition, the employer is required to make an additional contribution, either matching or non-elective.


For more information about these tax favored programs, see "Federal Income Tax Aspects of the Retirement Programs" and, in the SAI, "Part 1--Federal Tax Considerations of the Retirement Programs."

WHAT ARE THE AVAILABLE INVESTMENT OPTIONS?

Twelve options are available for the investment of contributions. The ten INVESTMENT FUNDS of SEPARATE ACCOUNT No. 301 are the Money Market, Intermediate Government Securities, High Yield, Balanced, Growth & Income, Common Stock, Aggressive Stock, Global, Conservative Investors and Growth Investors Funds. Additionally, a one-year and a three-year Guaranteed Rate Account, which are part of our General Account, are available. The Conservative Investors and Growth Investors Funds are Asset Allocation Options.

Each of the Investment Funds invests in a corresponding Portfolio of the Trust. Collectively, the ten Investment Funds and the Guaranteed Rate Accounts are called the "INVESTMENT OPTIONS" or "OPTIONS." The availability of Investment Options to Participants may be limited in some cases. Participants should check with their employers or plan trustees.

HOW ARE CONTRIBUTIONS MADE AND INVESTED?


Contributions should be made by check or money order payable to Equitable Life. Contributions under the certificates may be made at any time by the Participant or, in the case of a TSA, SEP or SIMPLE IRA, by the employer on the Participant's behalf. An employer may arrange to have contributions deducted from a Participant's salary and in these cases will automatically transfer those amounts deducted to us for investment as directed by the Participant. Only in the case of an IRA or SEP/SIMPLE certificate can the Participant make contributions to us directly (by completing the appropriate form and enclosing the payment).


Contributions will be allocated to the Investment Options pursuant to instructions we receive from the Participant. See "Certificate
Provisions--Investment of Contributions in the Investment Funds." In the SAI, see "Part 2--The Guaranteed Rate Accounts" for details.

IS THERE A MINIMUM CONTRIBUTION AMOUNT?

There is no minimum contribution amount; however, if a Participant is contributing through an employer, the employer may have a minimum. See "Certificate Provisions--Contributions."

CAN THE ALLOCATION OF CONTRIBUTIONS AMONG THE INVESTMENT OPTIONS BE CHANGED?

The Participant may change the allocation of contributions among the Investment Options as often as the Participant wishes by telephone. See "Certificate Provisions--Contributions." Changing the allocation of contributions does not cause a reallocation of amounts previously invested.

CAN AMOUNTS BE TRANSFERRED AMONG THE INVESTMENT OPTIONS?

All or part of a Participant's Account Balance in one Investment Fund may be transferred to any other Investment Fund as often as the Participant wishes and without charge or tax liability. Transfers from the Guaranteed Rate Accounts are subject to special rules. Instructions to transfer amounts among the Options must be made in writing, unless we have the Participant's authorization to accept telephone transfers. Transferring amounts does not affect the allocation of future contributions. For more information regarding restrictions and other matters, see "Certificate Provisions--Transfers Among the Investment Options" and, in the SAI, "Part 2--The Guaranteed Rate Accounts."

WHAT RETIREMENT OPTIONS ARE AVAILABLE?

At retirement, a Participant may choose to receive monthly fixed annuity payments funded through our General Account, periodic distributions from the Investment Options, a lump sum or a combination of these benefits. For more information, see "Certificate Provisions--Retirement Benefits."

WHAT ARE THE DEATH AND DISABILITY BENEFITS?

If a Participant becomes disabled or dies before the Participant's retirement date as defined in the certificate (RETIREMENT DATE), we will pay the Account Balance as a disability benefit to the Participant or as a death benefit to a beneficiary designated by the Participant. See "Certificate Provisions--Death and Disability Benefits."

CAN WITHDRAWALS BE MADE UNDER THE CERTIFICATES?

Unless restricted by the retirement program under which the Participant is covered or by provisions of the Code, all or any portion of the Participant's Account Balance and, subject to penalty, the Participant's Guaranteed Rate Account Cash Value may be withdrawn at any time prior to retirement. See in the SAI, "Part 2--The Guaranteed Rate Accounts."

Withdrawals may result in adverse tax consequences, including a 10% penalty on early withdrawals. Certain withdrawal restrictions apply to TSA certificates. We urge each Participant to consult a tax advisor before making a withdrawal. See "Certificate Provisions--Withdrawals" and "Federal Income Tax Aspects of the Retirement Programs" and, in the SAI, "Part 1--Federal Tax Considerations of the Retirement Programs" for more information.

CAN PARTICIPATION BE REVOKED?

The Participant has a right to revoke participation under a certificate. In most states, the Participant must exercise this right within 10 days of receipt of the certificate. The Participant should consult a tax advisor before deciding to revoke, as cancellation may have adverse tax consequences. See "Certificate Provisions--Revocation Rights"; and, in the SAI, see "Part 1--Federal Tax Considerations of the Retirement Programs."

WHAT IS EQUITABLE LIFE'S ADDRESS?

All communications to Equitable Life, except contributions, should be addressed to Equitable Life 300+ Series, Box 2468, G.P.O., New York, New York 10116. Contribution checks should be addressed to Equitable Life 300+ Series, P.O. Box 13871, Newark, New Jersey 07188-0871.

FEE TABLE


The Table gives effect to generally applicable charges. The Table reflects expenses of both the Separate Account and the Trust for the year ended December 31, 1996. Certain expenses and fees shown in this Table may not apply to each certificate. To determine whether a particular item in the Table applies (and the actual amount, if any), consult the portion of the prospectus indicated in the notes to the Table. Other charges, such as enrollment fees and premium tax charges, may be applicable. See "Deductions and Charges."



                                      INTERMEDIATE
                            MONEY      GOVERNMENT     HIGH
                            MARKET     SECURITIES     YIELD
                          --------  --------------  -------
TRANSACTION EXPENSES
 Sales Load on Purchases  -------------  None  ------------
 Annual Participant
  Service Charge (1)      ----------  $30 maximum  --------
SEPARATE ACCOUNT ANNUAL
 EXPENSES (AS A
 PERCENTAGE OF EACH
 INVESTMENT FUND'S
 AVERAGE VALUE)
 Administration Charge       0.25%        0.25%       0.25%
 Other Expenses              0.19%        0.27%       0.45%
  Total Separate
  Account Annual
  Expenses                   0.44%        0.52%       0.70%
TRUST ANNUAL EXPENSES
 (AS A PERCENTAGE OF
 EACH PORTFOLIO'S
 AVERAGE NET ASSETS)
 Management Fees             0.35%        0.50%(2)    0.60%
 Other Expenses              0.04%        0.09%       0.06%
  Total Trust Annual
  Expenses (4)               0.39%        0.59%       0.66%
TOTAL SEPARATE ACCOUNT
AND TRUST ANNUAL EXPENSE
BEFORE APPLICABLE
REIMBURSEMENT                0.83%        1.11%       1.36%
EXPENSE REIMBURSEMENT          --         0.15%         --
TOTAL SEPARATE ACCOUNT
AND TRUST ANNUAL
EXPENSES AFTER
APPLICABLE
REIMBURSEMENT (3)            0.83%        0.96%       1.36%


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


                                        GROWTH &    COMMON    AGGRESSIVE              CONSERVATIVE     GROWTH
                            BALANCED     INCOME     STOCK       STOCK       GLOBAL     INVESTORS      INVESTORS
                          ----------  ----------  --------  ------------  --------  --------------  -----------
TRANSACTION EXPENSES
 Sales Load on Purchases  -----------------------------------   None   ----------------------------------------
 Annual Participant
  Service Charge (1)      -------------------------------   $30 maximum   -------------------------------------
SEPARATE ACCOUNT ANNUAL
 EXPENSES (AS A
 PERCENTAGE OF EACH
 INVESTMENT FUND'S
 AVERAGE VALUE)
 Administration Charge        0.25%       0.25%      0.25%       0.25%       0.25%        0.25%         0.25%
 Other Expenses               0.17%       0.49%      0.15%       0.25%       0.29%        1.03%         0.69%
  Total Separate
  Account Annual
  Expenses                    0.42%       0.74%      0.40%       0.50%       0.54%        1.28%         0.94%
TRUST ANNUAL EXPENSES
 (AS A PERCENTAGE OF
 EACH PORTFOLIO'S
 AVERAGE NET ASSETS)
 Management Fees              0.42%       0.55%      0.38%       0.55%       0.65%        0.48%         0.53%
 Other Expenses               0.05%       0.05%      0.03%       0.03%       0.08%        0.07%         0.06%
  Total Trust Annual
  Expenses (4)                0.47%       0.60%      0.41%       0.58%       0.73%        0.55%         0.59%
TOTAL SEPARATE ACCOUNT
AND TRUST ANNUAL EXPENSE
BEFORE APPLICABLE
REIMBURSEMENT                 0.89%       1.34%      0.81%       1.08%       1.27%        1.83%         1.53%
EXPENSE REIMBURSEMENT           --          --         --          --          --           --            --
TOTAL SEPARATE ACCOUNT
AND TRUST ANNUAL
EXPENSES AFTER
APPLICABLE
REIMBURSEMENT (3)             0.89%       1.34%      0.81%       1.08%       1.27%        1.83%         1.53%

--------------

    (1)    See "Deductions and Charges--Participant Service Charge."
    (2) The annual amount of Management Fees applicable to the Intermediate Government Securities Portfolio is limited to 0.35% of the value of the Portfolio's average daily assets. This limitation is a contractual right for Participants who enrolled in the program prior to May 1, 1987 and cannot be changed without their consent. Equitable Life has voluntarily agreed to impose this limitation for all other Participants and reserves the right to discontinue it at any time. See "Deductions and Charges--Expense Limitations."
    (3) The amounts shown in the Table under "Separate Account Annual Expenses" and under "Trust Annual Expenses" for the Money Market, Intermediate Government Securities, Balanced and Common Stock Funds, when added together, are limited by the certificates and contracts to 1% of the value of the Money Market Fund's average daily net assets and 1.5% of the value of the Common Stock, Intermediate Government Securities or Balanced Funds' average daily net assets. For the High Yield, Aggressive Stock and Global Funds, Equitable Life applies a voluntary expense limitation at an effective annual rate of 1.5% of average daily net assets of each Fund. See "Deductions and Charges--Expense Limitations."
    (4) Effective May 1, 1997, a new Investment Advisory Agreement was entered into between The Hudson River Trust and Alliance Capital Management L.P., The Hudson River Trust's Investment Advisor, which effected changes in The Hudson River Trust's management fee and expense structure.
           The tables above reflecting The Hudson River Trust's expenses are based on Portfolio average net assets for the year ended December 31, 1996 and have been restated to reflect (i) the fees that would have been paid to Alliance if the current advisory agreement had been in effect as of January 1, 1996 and (ii) estimated accounting expenses for the year ending December 31, 1997.

EXAMPLE. The purpose of this Table is to assist the Participant in understanding the various costs and expenses which the Participant may bear directly or indirectly under your certificate. The Table reflects expenses of both the Separate Account and the Trust.

The examples below show the expenses that the Participant would pay, assuming a single investment of $1,000 in each Investment Fund listed and a 5% annual return on assets(1). Applicable expenses are the same whether or not the Participant withdraws all or part of the Account Balance at the end of each time period shown. These figures are based on the expenses set forth in the preceding table after applicable expense reimbursements. For purposes of these examples, the Participant Service Charge is computed by applying a Participant Service Charge of $12 to the average number of Participants for the year, divided by the average Fund assets for the same period.


                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                     --------  ---------  ---------  ----------
Money Market .......................   $ 8.94    $27.92     $ 48.48    $107.70
Intermediate Government Securities      10.26     32.01       55.51     122.87
High Yield .........................    14.32     44.50       76.85     168.25
Balanced ...........................     9.55     29.81       51.73     114.73
Growth & Income ....................    14.11     43.88       75.79     166.03
Common Stock .......................     8.73     27.29       47.40     105.35
Aggressive Stock ...................    11.48     35.77       61.96     136.69
Global .............................    13.41     41.70       72.09     158.21
Conservative Investors .............    19.08     58.99      101.36     219.13
Growth Investors ...................    16.04     49.76       85.78     186.95


These examples should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown above. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

-------------------
(1) An Account Balance could not be converted to an annuity at the end of any of the periods shown in the examples. For any form of annuity distribution, the minimum amount applied must be $2,000, and the minimum initial annuity payment must be at least $20. See "Certificate Provisions--Retirement Benefits." In some cases, charges for state premium or other taxes will be deducted from the amount applied.

SUMMARY OF UNIT VALUES. Unit Values for the Money Market, Intermediate Government Securities, Balanced and Common Stock Funds shown in the table below include periods prior to June 1987, when four open-end managed separate accounts (PREDECESSOR SEPARATE ACCOUNTS) were reorganized into the Separate Account in unit investment trust form. The Unit Value for each Predecessor Separate Account was established at $10.00 on February 5, 1982, the date that contributions of Participants were first allocated to those separate accounts.


The Unit Values shown are the same as they would have been if the Separate Account had operated as a unit investment trust investing in the Trust for all the periods shown, as currently reported in the Trust's prospectus and Statement of Additional Information. Because the High Yield, Aggressive Stock and Global Funds do not have corresponding Predecessor Separate Accounts, no unit values are presented for them prior to June 1987. Because the Growth & Income, Conservative Investors and Growth Investors Funds do not have corresponding Predecessor Separate Accounts, no unit values are presented for them prior to May 1994.

-------------------------------------------------------------
                                        UNIT VALUES
                      ---------------------------------------
                                       INTERMEDIATE
                           MONEY        GOVERNMENT      HIGH
                          MARKET       SECURITIES*     YIELD
LAST BUSINESS DAY OF       FUND            FUND         FUND
--------------------  -------------  --------------  --------
December 1986 .......     $15.26          $21.86           --
December 1987 .......      16.14           22.41       $10.41
December 1988 .......      17.23           23.63        11.60
December 1989 .......      18.73           27.19        11.67
December 1990 .......      20.17           28.79        11.11
December 1991 .......      21.29           32.73        13.84
December 1992 .......      21.93           34.34        15.40
December 1993 .......      22.48           37.77        18.84
December 1994 .......      23.32           36.13        18.18
December 1995 .......      24.55           40.82        21.67
December 1996 .......      25.77           42.20        26.45
Number of Units
 Outstanding at
 December 31, 1996
 (000's) ............        804             130          107


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


-----------------------------------------------------------------------------------------------------------
                                                           UNIT VALUES
                      -------------------------------------------------------------------------------------
                                    COMMON    AGGRESSIVE
                        BALANCED    STOCK       STOCK       GLOBAL    GROWTH &    CONSERVATIVE     GROWTH
LAST BUSINESS DAY OF      FUND       FUND        FUND        FUND      INCOME      INVESTORS      INVESTORS
--------------------  ----------  --------  ------------  --------  ----------  --------------  -----------
December 1986 .......    $24.57    $ 28.00          --          --         --            --            --
December 1987 .......     23.88      29.88      $ 8.59      $ 8.58         --            --            --
December 1988 .......     27.04      33.04        8.70        9.58         --            --            --
December 1989 .......     33.91      40.94       12.47       11.97         --            --            --
December 1990 .......     33.76      35.87       13.34       11.23         --            --            --
December 1991 .......     47.50      51.55       23.43       14.20         --            --            --
December 1992 .......     45.92      52.97       22.54       14.01         --            --            --
December 1993 .......     51.38      65.89       26.14       18.40         --            --            --
December 1994 .......     47.03      64.13       24.95       19.25     $ 9.92        $ 9.92        $ 9.79
December 1995 .......     56.07      84.56       32.67       22.76      12.21         11.79         12.23
December 1996 .......     62.36     104.68       39.73       25.95      14.55         12.25         13.64
Number of Units
 Outstanding at
 December 31, 1996
 (000's) ............       559        692         187         214        231            71           105


*Prior to September 6, 1991, the Bond Fund.


EQUITABLE LIFE

Equitable Life is a New York stock life insurance company that has been in business since 1859. For more than 100 years we have been among the largest life insurance companies in the United States. Equitable Life has been selling annuities since the turn of the century. Our Home Office is located at 1290 Avenue of the Americas, New York, New York 10104. We are authorized to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico and the Virgin Islands. We maintain local offices throughout the United States. We are one of the nation's leading pension fund managers.

Equitable Life is a wholly-owned subsidiary of The Equitable Companies Incorporated (HOLDING COMPANY). The largest stockholder of the Holding Company is AXA-UAP ("AXA"). As of January 1, 1997, AXA beneficially owns 63.8% of the outstanding shares of common stock of the Holding Company (assuming conversion of the convertible preferred stock held by AXA). Under its investment arrangements with Equitable Life and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA, a French Company, is the holding company for an international group of insurance and related financial service companies.

Equitable Life, the Holding Company and their subsidiaries managed approximately $239.8 billion of assets as of December 31, 1996, including third party assets of approximately $184.8 billion. These assets are primarily managed for retirement and annuity programs for businesses, tax-exempt organizations and individuals. This broad customer base includes nearly half the Fortune 100, more than 42,000 small businesses, state and local retirement funds in more than half the 50 states, approximately 250,000 employees of educational and non-profit institutions, as well as nearly 500,000 individuals. Millions of Americans are covered by Equitable Life's annuity, life, health and pension contracts.


OUR SEPARATE ACCOUNT

The aggregate assets of all the Investment Funds are held in our Separate Account No. 301, which was established on October 19, 1981 under the New York Insurance Law. The Separate Account is organized as a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (1940 ACT). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account.

The Separate Account currently has ten investment funds: a Money Market Fund, an Intermediate Government Securities Fund, a High Yield Fund, a Balanced Fund, a Growth & Income Fund, a Common Stock Fund, an Aggressive Stock Fund, a Global Fund, a Conservative Investors Fund and a Growth Investors Fund, each of which invests in shares of a corresponding Portfolio of the Trust.

The assets of the Separate Account are our property. The certificates provide that the portion of the Separate Account's assets equal to the reserves and other contract liabilities with respect to the Separate Account will not be chargeable with liabilities arising out of any other business we may conduct. Accordingly, income, gains or losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to Equitable's other income, gains or losses. We are the issuer of the certificates and the obligations set forth therein, other than those of Participants or employers, are ours.

In addition to contributions made under the certificates described in this Prospectus, we may allocate to the Separate Account monies received under other agreements or annuity contracts. Each Participant will participate in the Separate Account in proportion to the amount in the Separate Account attributable to such Participant's certificate. We may transfer to our General Account any of the Separate Account's assets that are in excess of the reserves and other liabilities relating to the certificates described in this prospectus or certain other contracts.

We reserve the right, subject to compliance with applicable law, including approval of the Participants, if required, (1) to cause the registration or deregistration of the Separate Account under the Investment Company Act of 1940, (2) to operate the Separate Account under the direction of a committee and to discharge such committee at any time, (3) to restrict or eliminate any voting rights of Participants or other persons who have voting rights as to the Separate Account, (4) to add, change or remove the designated investment company, (5) to add, change or remove Investment Funds, (6) to combine any two or more Investment Funds, (7) to transfer assets from any one of the Investment Funds to another Investment Fund, and (8) to operate the Separate Account or one or more of the Investment Funds by making direct investments or investments in any other form Equitable Life in its sole discretion determines.

We may make other changes in the certificates that do not reduce any Cash Value, Account Balance, Annuity Value or Annuity Benefit or other accrued rights or benefits.


EQ Financial Consultants, Inc. (EQ FINANCIAL), a wholly-owned subsidiary of Equitable Life, performs all sales functions for the Separate Account and may be deemed to be its principal underwriter under the 1940 Act. EQ Financial is also the principal underwriter of The Hudson River Trust. EQ Financial is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 (EXCHANGE ACT) and is a member of the National Association of Securities Dealers, Inc. EQ Financial's principal business address is 1755 Broadway, New York, New York 10019. The offering described in the prospectus will be made through registered representatives of EQ Financial.


THE TRUST

The Trust is an open-end, diversified management investment company, more commonly called a mutual fund. As a "series" type of mutual fund, it issues several different series of stock, each of which relates to a different Portfolio of the Trust. The Trust has twelve different Portfolios. Participants may invest in any of ten Investment Funds of the Separate Account, which, in turn, invest in corresponding Portfolios of the Trust. The Trust commenced operations in June 1987. The Trust does not impose a sales charge or "load" for buying and selling its shares. All dividend distributions from the Trust are reinvested in full and fractional shares of the Portfolio to which they relate.

More detailed information about the Trust, its investment objectives, policies, restrictions, risks, expenses and all other aspects of its operations, appears in its prospectus, which is the second part of this booklet, or in its statement of additional information.


The Trust's Investment Adviser. The Trust is advised by Alliance Capital Management L.P. (ALLIANCE), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. On December 31, 1996, Alliance was managing over $182.7 billion in assets. Alliance acts as an investment adviser to various separate accounts and general accounts of Equitable Life and other affiliated insurance companies. Alliance also provides management and consulting services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance's main office is located at 1345 Avenue of the Americas, New York, New York 10105. Alliance, a publicly-traded limited partnership, is indirectly majority-owned by Equitable Life.

The advisory fee payable by the Trust is based on the following annual percentages of the value of each Portfolio's daily average net assets:


                                             DAILY AVERAGE NET
                  -------------------------------------------------------------------
                          ASSETS
                           FIRST             NEXT       NEXT       NEXT
                           $750              $750        $1        $2.5      THERE-
PORTFOLIO                 MILLION           MILLION    BILLION    BILLION     AFTER
----------------  -----------------------  ---------  ---------  ---------  ---------
Money Market.....           0.350%            0.325%     0.300%     0.280%     0.270%
Intermediate
 Government
 Securities......           0.500%            0.475%     0.450%     0.430%     0.420%
High Yield.......           0.600%            0.575%     0.550%     0.530%     0.520%
Balanced.........           0.450%            0.400%     0.350%     0.325%     0.300%
Growth & Income .           0.550%            0.525%     0.500%     0.480%     0.470%
Common Stock.....           0.475%            0.425%     0.375%     0.355%     0.345%*
Aggressive
 Stock...........           0.625%            0.575%     0.525%     0.500%     0.475%
Global...........           0.675%            0.600%     0.550%     0.530%     0.520%
Conservative
 Investors.......           0.475%            0.425%     0.375%     0.350%     0.325%
Growth
 Investors.......           0.550%            0.500%     0.450%     0.425%     0.400%



------------
* On assets in excess of $10 billion, the management fee for the Common Stock Portfolio is reduced to 0.335% of average daily net assets.


Investment Policies of the Trust's Portfolios. Each Portfolio has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each Portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved.

 PORTFOLIO             INVESTMENT POLICY              OBJECTIVE
----------------  --------------------------  ------------------------
Money Market      Primarily high quality      High level of current
                  short-term money market     income while preserving
                  instruments                 assets and maintaining
                                              liquidity

Intermediate      Primarily debt securities   High current income con-
Government Secu-  issued or guaranteed by     sistent with relative
rities            the U.S. Government, its    stability of principal
                  agencies and instrumen-
                  talities. Each investment
                  will have a final maturity
                  of not more than 10 years
                  or a duration not exceed-
                  ing that of a 10-year
                  Treasury note

High Yield        Primarily a diversified     High return by maximiz-
                  mix of high yield, fixed    ing current income and,
                  income securities involv-   to the extent consistent
                  ing greater volatility of   with that objective,
                  price and risk of princi-   capital appreciation
                  pal and income than high
                  quality fixed income secu-
                  rities. The medium and
                  lower quality debt securi-
                  ties in which the Portfo-
                  lio may invest are known
                  as "junk bonds"

Balanced          Primarily common stocks,    High return through a
                  publicly-traded debt secu-  combination of current
                  rities and high quality     income and capital ap-
                  money market instruments    preciation

Growth & Income   Primarily income producing  High total return
                  common stocks and securi-   through a combination of
                  ties convertible into com-  current income and capi-
                  mon stocks                  tal appreciation

Common Stock      Primarily common stock and  Long-term growth of
                  other equity-type instru-   capital and increasing
                  ments                       income

Aggressive Stock  Primarily common stocks     Long-term growth of
                  and other equity-type se-   capital
                  curities issued by medium
                  and other smaller sized
                  companies with strong
                  growth potential

Global            Primarily equity securi-    Long-term growth of
                  ties of non-United States   capital
                  as well as United States
                  companies

ASSET ALLOCATION SERIES:

Conservative In-  Diversified mix of pub-     High total return with-
vestors           licly traded fixed-income   out, in the adviser's
                  and equity securities; as-  opinion, undue risk to
                  set mix and security se-    principal
                  lection primarily based
                  upon factors expected to
                  reduce risk

Growth Investors  Diversified mix of          High total return con-
                  publicly-traded, fixed in-  sistent with the advis-
                  come and equity securi-     er's determination of
                  ties; asset mix and secu-   reasonable risk
                  rity selection based upon
                  factors expected to in-
                  crease possibility of high
                  long-term return

CERTIFICATE PROVISIONS

An employer may, in certain circumstances, limit a Participant's rights under a certificate. The Participant should check the provisions of the employer's plan or agreements with the Participant to see if there are any such limitations and, if so, what they are.

PARTICIPANTS, CERTIFICATE OWNERS AND ANNUITANTS


Individuals who make contributions or individuals for whom contributions are made under certificates are Participants. Each Participant is also an Annuitant, meaning the person upon whose life the certificate is issued and the person who is entitled to receive benefit payments. Each Participant is also the owner of the certificate. Under an IRA, a Participant's spouse may also become a Participant by establishing a separate spousal IRA. In such case, we will issue a separate certificate to the spouse.


CONTRIBUTIONS


Frequency and Amount. In the case of an IRA, SEP or SIMPLE, the Participant or employer makes contributions by completing the appropriate contribution form and enclosing the payment. There is no minimum contribution amount except for any established by an employer for contributions made by payroll deductions. Contributions should be sent by check or money order to Equitable Life 300+ Series and made payable to Equitable Life.


Contributions made by payroll deduction must be sent to us by the Participant's employer.

Annual contributions to a retirement program may be subject to maximum limits imposed by the Code. See the SAI, "Part 1--Federal Tax Considerations of the Retirement Programs" for a discussion of these limitations. We do not monitor whether or not the contributions made under any of the retirement programs may be in excess of the maximum limits imposed by the Code, but we reserve the right to refuse contributions we believe to be in excess of such maximum levels.

Subject to any restrictions imposed by an employer's retirement program, rollover and direct transfer contributions will be accepted. See the SAI, "Part 1--Federal Tax Considerations of the Retirement Programs" for details.

Allocation of Contributions. The Participant, by written instructions to us, will designate how each contribution will be allocated among the Investment Options. The Participant may use our telephone service (Account Investment Management (AIM) System) to change the future allocation for contributions. Requests for changes in allocations among the Investment Options will become effective on the date of the receipt. Checks accompanied by an allocation change request will be invested in accordance with that request. Changes in the allocation of future contributions have no effect on amounts already invested.


Discontinuance and Resumption of Contributions. A Participant is under no obligation to continue making contributions. If contributions made by or on behalf of a Participant are discontinued, participation under the certificate will remain in effect, and, except for SEP/SIMPLE certificates, contributions can be resumed at any time. However, we reserve the right to close a Participant's Account if no contributions are made within 120 days of the issue date of the certificate.


We also reserve the right to close a Participant's Account and pay any Account Balance if contributions are discontinued for at least three years from the date of the last contribution, and either (1) the Account Balance does not exceed $2,000 or (2) the annuity which the existing Account Balance would purchase at the Participant's Retirement Date would be less than $20 per month based on the current annuity rates in effect under the certificate.

INVESTMENT OF CONTRIBUTIONS IN THE INVESTMENT FUNDS


Business Day. Generally, a business day is any day Equitable Life is open and the New York Stock Exchange is open for trading. We may close due to emergency conditions. Generally, no transactions are processed if we are closed. A business day ends at 4:00 p.m. Eastern time.


Purchase of Units in the Investment Funds. Contributions are invested on the date of receipt, provided they are received by us on an Equitable Life business day and are correctly payable and accompanied by a properly completed contribution form. We may retain contributions accompanied by an incomplete contribution form for five business days while we attempt to obtain the information required to complete the form. Contributions will be invested immediately after the contribution form is complete.

The portion of each contribution allocated to an Investment Fund will be used to purchase Units in that Fund. The number of Units purchased by a contribution to an Investment Fund is calculated by dividing the amount of the contribution by the Investment Fund's Unit Value on the business day we receive the contribution. See "How We Determine the Unit Value" below. The number of Units purchased will not vary, however, because of any subsequent fluctuation in the Unit Value.

The value of the Unit fluctuates with the investment performance of the corresponding Portfolio of the Trust, which reflects the investment income and realized and unrealized capital gains and losses of the Fund and Trust expenses and charges. Unit Values also reflect the deductions and charges made to the Investment Funds of the Separate Account. See "Deductions and Charges."

On any given day, the value you have in any Investment Fund of our Separate Account is the Unit Value times the number of Units credited to you in that Investment Fund.

How We Determine the Unit Value. Unit Values for the Investment Funds of our Separate Account are determined at the end of each business day.

The Unit Value of any Investment Fund for any business day is equal to the Unit Value for the preceding business day multiplied by the Net Investment Factor for that Investment Fund on that business day.

A Net Investment Factor for each Investment Fund is determined every business day as follows:


 o First, we take the value of the shares belonging to the Investment Fund in the corresponding Portfolio of the Trust at the close of business that day (before giving effect to any amounts allocated to or withdrawn from the Investment Fund for that day). For this purpose, we use the share value reported to us by the Portfolio.
 o Then, we divide this amount by the value of the amounts in the Investment Fund at the close of business on the preceding business day (after giving effect to any amounts allocated or withdrawn for that day).
 o Finally, we subtract any daily charge for fees or expenses payable by the Investment Fund, other than the participant service charge (see "Deductions and Charges").


Illustration of Changes in Unit Values. Generally, if on a particular Business Day investment income and realized and unrealized capital gains exceed realized and unrealized capital losses and any expense charges, the Unit Value would be greater than the value for the previous period.

For example, assume that at the close of trading on a Monday, the value of an Investment Fund's assets is $2,500,000, and the Unit Value is $10. If on the next business day, Tuesday, the investment income and realized and unrealized capital gains exceed realized and unrealized losses by $7,500, and the daily accrual for expenses charged to the Trust is $50, the Unit Value for that day would be calculated as follows:

1.    Unit Value for Monday ...........      $10
2.    Value of assets at close of
      business on Monday ..............      $2,500,000
3.    Excess of investment income and
      realized and unrealized capital
      gains over realized and
      unrealized losses ...............      $7,500
4.    Daily accrual for expenses
      (administration charges and
      certain expenses borne directly
      by the Investment Funds) charged
      to the Investment Fund ..........      $50
5.    Value of assets, less charge for
      expenses, at close of business
      day on Tuesday, (2) + (3) -(4) ..      $2,507,450
6.    Net Investment Factor (5)
      divided by (2) ..................      1.00298
7.    Unit Value for Tuesday
      (1) X (6) .......................      $10.0298

If, on the other hand, the realized and unrealized losses exceeded investment income and realized and unrealized capital gains on that day by $7,500, the Unit Value for Tuesday would have been $9.9698.

GUARANTEED RATE ACCOUNTS

Contributions to a Guaranteed Rate Account are credited with interest at a fixed rate for one-year and three-year periods. The amount of the contribution is guaranteed by us (before deduction of any applicable participant service charge). The effective guaranteed annual rate will always be at least 3%. New one and three-year Guarantees will be offered each quarter, with the new Guaranteed Rates generally being announced at least 10 days before the beginning of the quarter. Contributions are permitted at any time. Withdrawals or transfers prior to maturity are restricted and are also subject to a premature withdrawal charge, except under certain limited circumstances.

For more information on the Guaranteed Rate Accounts, see "Part 2: The Guaranteed Rate Accounts" in the SAI.

WITHDRAWALS


All or part of the Participant's Account Balance in the Investment Funds of the Separate Account plus the Participant's Guaranteed Rate Account Cash Values may be withdrawn by submitting the proper form to us. A TSA and a SIMPLE IRA retirement program may require spousal consent prior to withdrawal or may otherwise restrict such withdrawals.

Withdrawals, regardless of the type of contract, will generally have Federal tax consequences, which may include penalties if withdrawals are made prior to age 59 1/2. A Participant should consult with a tax advisor, as well as review the provisions of the retirement program before making a withdrawal. See the SAI, "Part I--Federal Tax Considerations of the Retirement Programs."


Generally, the request for a withdrawal is sent directly to us by the Participant. In the case of certain TSAs, the Participant notifies the employer, who will submit the Participant's request to us.

The request for a partial withdrawal should specify the dollar amount of the withdrawal and the Investment Option from which the withdrawal should be made. If not specified, the withdrawal will be made from each Investment Option on a pro rata basis.

Withdrawals pursuant to a periodic distribution option from the Investment Funds will be subject to certain restrictions described below under "Retirement Benefits." Withdrawals are subject to Federal income tax withholding. For more information, see "Part I--Federal Tax Considerations of the Retirement Programs" in the SAI.

The request for a withdrawal should be made on the form supplied by us for that purpose and sent to us. If a full withdrawal is requested, the Participant's certificate should accompany the withdrawal request.

Withdrawals are made by reducing the number of Units the Participant has in each Investment Fund from which withdrawals are to be made. For each Investment Fund, the number of Units deducted is determined by dividing the dollar amount of the withdrawal by that Fund's Unit Value on the business day we receive a correctly completed withdrawal request. Withdrawals which result in a total remaining Account Balance of less than $100 may be considered a request to surrender unless we are told by the Participant to keep the account active.

Except as stated under "Miscellaneous--Deferment Provisions," we will pay all single sum payments from the Investment Funds within seven days after the date as of which the amount of the payment is determined.


For TSAs, restrictions on distributions (whether by withdrawal, surrender or annuitization) apply to the amount of the Participant's salary reduction (elective deferral contributions and related earnings). These restrictions do not apply to such amounts as of December 31, 1988 (or to the extent such amounts were carried over from a prior TSA). To take advantage of this grandfathering for transferred amounts, the participant or employer must notify us in writing of the December 31, 1988 account balance. Distributions of restricted salary reduction amounts may be made only if the Participant attains age 59 1/2, dies, is disabled, separates from service or incurs a financial hardship. Hardship distributions are limited to the amount actually contributed under a salary reduction agreement, without earnings.


TRANSFERS AMONG THE INVESTMENT OPTIONS

Participants may transfer all or a portion of their Account Balances in one Investment Fund to any other Investment Fund at any time without charge or tax liability. Participants may make transfers using the AIM System. Procedures have been established by Equitable Life that are considered to be reasonable and are designed to confirm that instructions communicated by telephone are genuine.

Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation of instructions communicated by telephone. If Equitable Life does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses arising out of any action on its part or any failure or omission to act as a result of its own negligence, lack of good faith, or willful misconduct. In light of the procedures established, Equitable Life will not be liable for following telephone instructions that it reasonably believes to be genuine. We may discontinue the telephone transfer service at any time without notice.

If amounts are transferred from one Investment Fund to another Investment Fund, Units in one Investment Fund are "sold" and new Units are "purchased" in the second Investment Fund. We will make the transfer as of the business day on which the transfer request is received.

Transfers from the Guaranteed Rate Accounts are subject to special rules set forth in the SAI. Participants may not transfer amounts from the Guaranteed Rate Accounts during the Open Period. Thereafter, transfers made before the maturity of a GRA will be subject to a penalty. Transfers will not change the allocation of any future contributions to the Investment Options.

DEATH AND DISABILITY BENEFITS

For either a death or disability payment, the Account Balance is determined as of the business day we receive written notification and proof of death or disability.

If we receive notification of a Participant's death prior to the Participant's Retirement Date, we will pay the Participant's Account Balance to the designated beneficiary, subject to any restrictions under a TSA retirement program. If the designated beneficiary is the Participant's surviving spouse, the distribution of the Account Balance need not commence until the earlier of (1) the date the Participant would have attained age 70 1/2 or (2) the date the surviving spouse elects payment to commence. Depending on the Participant's election, the death benefit will be paid as a single sum, as periodic payments, as an annuity or as a combination of the three. If no death benefit election is in effect, the beneficiary may elect a single sum or an alternate form of benefit payment within the time limit prescribed in the Code. Different elections may have different tax consequences. Distributions received by a beneficiary are generally given the same tax treatment the Participant would have received if distribution had been made to the Participant. See the SAI, "Part 1--Federal Tax Considerations of the Retirement Programs" for more information.

In the case of disability prior to a Participant's Retirement Date, the Account Balance will be paid to the Participant, subject to any restrictions under a TSA retirement program.

RETIREMENT BENEFITS

Retirement. Upon enrollment, Participants are asked to specify a Retirement Date when retirement benefits are expected to begin. If the Participant fails to specify a Retirement Date, we will assume it is age 65. The Retirement Date can be changed at any time but must be on the first day of a calendar month. It may be changed by written notice to us and will become effective on the date it is received.


Distributions generally must commence no later than April 1st of the calendar year following the year in which the Participant attains age 70 1/2. Once required distributions begin, subsequent required distributions must be made by December 31st of each calendar year. Special rules may apply to a TSA participant regarding when minimum distributions must commence from the value of the TSA. These rules are discussed more fully in the SAI.


Forms of Retirement Benefits. Subject to the provisions of the retirement program under which the Participant is covered, at the Participant's Retirement Date the Participant's Account Balance in the Investment Funds and the Guaranteed Rate Account Cash Values are applied to provide a retirement benefit as a single sum, a periodic distribution option, a fixed annuity or a combination of these options. The Participant's Guaranteed Rate Accounts will not be subject to the premature withdrawal charge if either of the following options is elected: (1) a fixed annuity or (2) a periodic distribution option whereby payments are made over a period of greater than three years.

Unless a TSA retirement program specifies differently, if the Participant has not elected a retirement benefit before the Retirement Date selected, the Normal Form of Annuity Benefit will be purchased. In the case of certain TSAs, the Participant may be required to elect a joint and survivor annuity payout unless the Participant's spouse consents in writing to a contrary election. Participants should ask their employers whether this requirement is applicable.

If the Participant has not already selected a form of annuity six months before the Retirement Date, we will send an appropriate notification form on which the Participant may indicate the type of annuity desired or confirm to us that the Normal Form of Annuity Benefit is to be purchased. If we do not receive a completed notification form on or before the Retirement Date, the Participant's Account Balances and Guaranteed Rate Account Cash Values will remain invested until we have received written instructions.

Normal Form of Annuity Benefit. The Normal Form of Annuity Benefit payable is the Full Cash Refund Annuity. This is a fixed annuity for the lifetime of the Annuitant. The Participant's beneficiary will receive a cash refund if, at the Participant's death, the total annuity payments do not equal the amount that was applied to provide the annuity. The refund equals the difference between the amount applied to purchase the annuity and the annuity payments actually received.

Once fixed annuity payments commence, the amount of each payment does not change. The minimum amount of the fixed payments is determined from tables in the certificate which show monthly payments for each $1,000 applied (after deduction of any applicable taxes and the fixed annuity administrative fee described below) and depends on the form of annuity selected and the age of the Annuitant. If our group annuity rates for payment of proceeds or our rate for single premium immediate annuities then in effect at the Participant's Retirement Date should produce a larger payment, these rates will apply in lieu of the minimum rates shown in the tables. We may change the amount of the monthly payments shown in the certificates for new Participants.

Periodic Distribution Option. This option is designed to pay out the Participant's entire Account Balance in monthly, quarterly, semi-annual or annual installment payments over a minimum three-year period (as you or your beneficiary may specify). This period may not generally exceed applicable life expectancy limitations as described in the SAI under "Part 1--Federal Tax Considerations of the Retirement Programs."

The amount of each payment can be calculated in one of two ways: either the Participant can specify a dollar amount or a time period. If a time period, the payment is determined by dividing the remaining Account Balances by the number of remaining payments. Withdrawals are made pro-rata from each Investment Option. Such periodic payments may currently be made from the Guaranteed Rate Accounts without premature withdrawal charge; however, we retain the right to suspend such distributions from the Guaranteed Rate Accounts in the future.

An initial monthly payment of at least $50 is required under the Periodic Distribution Option. After installment payments have begun, Participants may continue to transfer amounts among the Investment Options as they prefer. By written notice to us, the Participant may make a partial withdrawal or elect to stop the installment payments and receive the Account Balance in a single sum.

Election of Other Annuities or Optional Retirement Benefits. The Participant's Account Balance may be used to provide forms of fixed annuities (other than the Normal Form of Annuity Benefit) that are offered by us, including joint and survivor annuities. Payments made under life or joint life annuities which do not specify a minimum distribution period terminate with the death of the last surviving annuitant.

A participant may, therefore, specify a minimum distribution period whereby benefits would continue to a beneficiary. A participant may not specify a minimum distribution period that is greater than the participant's life expectancy or the life expectancy of the beneficiary. If the beneficiary is someone other than the Participant's spouse, payments to the surviving beneficiary must be limited as prescribed in Proposed Treasury Regulations. See "Part 1--Federal Tax Considerations of the Retirement Programs" in the SAI.

Once a life annuity takes effect, the Annuitant may not redeem or change it to any other form of benefit. If payment under an annuity continues to a beneficiary, the beneficiary will have the right to redeem the annuity for its commuted value. An annuity is available only if the amount to be applied is $2,000 or more and would result in an initial payment of at least $20.

REVOCATION RIGHTS

The Participant can revoke participation under a certificate and the certificate may be cancelled by returning it to us within 10 days (or longer if your state requires) after receipt by the Participant. We will refund all contributions made or, if greater, with respect to contributions allocated to the Investment Options, we will refund the Participant's Account Balance, computed on the business day we receive the certificate.

The Participant should consult a tax advisor before deciding to revoke, as cancellation may have adverse tax consequences. For more complete information, see "Part 1--Federal Tax Considerations of the Retirement Programs" in the SAI.

MISCELLANEOUS

Assignment. Unless contrary to applicable law, the certificate, or any rights to any payment thereunder, may not be assigned, sold, discontinued or pledged as collateral to any person other than to us.

Beneficiaries. The Participant may name the beneficiary at the time of enrollment. The beneficiary can be changed any time during the Participant's lifetime. See "Part 1--Federal Tax Considerations of the Retirement Programs" in the SAI for spousal consent limitations for certain TSAs.

Deferment Provisions. Assuming we have been properly notified of a death, disability or other withdrawal, we will normally make payment of the Account Balance within seven days. However, we may defer payments from the Investment Funds for any period during which (1) the New York Stock Exchange is closed or trading on it is restricted, (2) sale of securities or determination of the fair value of the Investment Fund assets is not reasonably practicable because of an emergency or (3) the SEC by order permits postponement for the protection of persons having interests in the Investment Funds.

Disqualification. In the event that a retirement program funded under the certificates offered by this prospectus fails to qualify under the Code for the tax-favored status for which it was purchased, we have the right to terminate the certificate and pay to the Participant, plan trustee or any other designated payee the sum of the Investment Fund Account Balances and the Guaranteed Rate Account Cash Value less any deduction for Federal income tax payable by us as a result of that non-qualification.


Contract Holder. IRA, TSA, SEP and SIMPLE certificates are issued under group annuity contracts between us and Chase, as Trustee or Custodian. The sole responsibility of Chase is to serve as party to the contracts. It has no responsibility for the administration of these programs, for payments to the Investment Options or to Participants, or for any distributions or duties under these contracts. Under certain circumstances, we may make changes in the certificates and contracts as described under "Changes in Applicable Law."


COMPARATIVE INVESTMENT PERFORMANCE

The tables below show comparisons between the performance of the Money Market, Common Stock, Intermediate Government Securities (previously, the Bond Fund), Balanced, High Yield, Aggressive Stock, Global, Growth & Income, Growth Investors and Conservative Investors Funds and the performances of the Standard & Poor's 500 Stock Index (S&P 500) and the Lehman
Government/Corporate Bond Index (Lehman).

The S&P 500 and Lehman indices represent unmanaged groups of securities widely regarded by investors as representative of the stock and bond markets in general. The comparisons should be considered in light of the investment policies and objectives of each of the Investment Funds (which are substantially similar to the investment policies and objectives of the corresponding portfolios of the Trust). Since the Investment Funds do not distribute dividends or interest, the market indices have been adjusted to reflect reinvestment of dividends and interest to provide comparability. Because of the continually changing portfolio mix of the Balanced Fund, the comparisons with specific market indices are of limited use.

The performance information shown in the tables does not represent the actual experience of amounts invested by a particular Participant. The amount and timing of the Participant's investment also affect individual performance as does the participant service charge. The performance of the Investment Funds shown in the tables reflects the deduction of asset-based charges but does not show the effect of the participant service charge. As unmanaged groups of securities, the market indices do not reflect deductions of any asset-based charges for investment management, administration or other expenses.

ANNUAL PERCENT CHANGES IN UNIT VALUE


                           INTERMEDIATE
                            GOVERNMENT
                   MONEY    SECURITIES    HIGH
DECEMBER 31        MARKET      (A)        YIELD
-----------------  ------  ------------  -------
1986 .............   5.9%       18.5%        --
1987 .............   5.8         2.5        4.0(b)%
1988 .............   6.7         5.4       11.4
1989 .............   8.7        15.1        0.6
1990 .............   7.7         5.9       -4.8
1991 .............   5.6        13.7       24.6
1992 .............   3.0         4.9       11.3
1993 .............   2.5        10.0       22.3
1994..............   3.8        -4.3       -3.5
1995..............   5.3        13.0       19.2
1996..............   4.9         3.4       22.0
Five years ending
 December 31,
 1996.............   3.9         5.9       13.8


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


                             COMMON  AGGRESSIVE              GROWTH    GROWTH    CONSERVATIVE
DECEMBER 31        BALANCED  STOCK     STOCK      GLOBAL    & INCOME  INVESTORS   INVESTORS    S&P 500  LEHMAN
-----------------  --------  ------  ----------  ---------  --------  ---------  ------------  -------  ------
1986 .............    12.7%    15.9%        --          --        --        --           --      18.7%    15.6%
1987 .............    -2.8      6.7    -15.2(C)%   -14.3(B)%      --        --           --       5.3      2.3
1988 .............    13.2     10.6        1.3        11.7        --        --           --      16.6      7.6
1989 .............    25.4     23.9       43.3        24.9        --        --           --      31.7     14.2
1990 .............    -0.4    -12.4        7.0        -6.2        --        --           --      -3.1      8.3
1991 .............    40.7     43.7       75.6        26.4        --        --           --      30.5     16.1
1992 .............    -3.3      2.7       -3.8        -1.3        --        --           --       7.6      7.6
1993 .............    11.9     24.4       16.0        31.3        --        --           --      10.0     11.0
1994..............    -8.1     -2.6       -4.1         4.9    -1.2(D)%  -3.1(D)%     -1.1(D)%     1.3     -3.5
1995..............    19.2     31.9       30.9        18.2      23.1      24.9         18.8      37.5     19.2
1996..............    11.2     23.8       21.6        14.0      19.2      11.6          3.9      23.0      2.9
FIVE YEARS ENDING
 DECEMBER 31,
 1996.............     5.6     15.2       11.1        12.8        --        --           --      15.2      7.2



ANNUALIZED RATES OF RETURN--DECEMBER 31, 1996



                         DATE OF INCEPTION   INCEPTION    10 YEARS
                         -----------------  -----------  ----------
Money Market ...........  February 5, 1982       6.6%         5.4%
Intermediate Government
 Securities (a) ........  February 5, 1982      10.1          6.8
High Yield .............    June 2, 1987        10.7           --
Balanced ...............  February 5, 1982      13.1          9.8
Common Stock ...........  February 5, 1982      17.1         14.1
Aggressive Stock .......    June 1, 1987        15.5           --
Global .................    June 2, 1987        10.5           --
Growth & Income ........     May 1, 1994        15.1           --
Growth Investors .......     May 1, 1994        12.3           --
Conservative Investors       May 1, 1994         7.9           --
S&P 500 ................          N/A            N/A         15.3
Lehman .................          N/A            N/A          8.4


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


                          5 YEARS    3 YEARS    2 YEARS    1 YEAR
                         ---------  ---------  ---------  --------
Money Market ...........    3.9%        4.7%       5.1%       4.9%
Intermediate Government
 Securities (a) ........     5.9        3.8        8.1        3.4
High Yield .............    13.8       12.0       20.6       22.0
Balanced ...............     5.6        6.8       15.2       11.2
Common Stock ...........    15.2       16.7       27.8       23.8
Aggressive Stock .......    11.1       15.1       26.2       21.6
Global .................    12.8       12.2       16.1       14.0
Growth & Income ........     --          --        2.1       19.2
Growth Investors .......     --          --       18.1       11.6
Conservative Investors       --          --       11.1        3.9
S&P 500 ................    15.2       19.7       30.0       23.0
Lehman .................     7.2        5.8       10.8        2.9

--------------
(a) Prior to September 6, 1991, the Bond Fund.
(b) From June 2, 1987, the date contributions were first allocated to these Funds.
(c) From June 1, 1987, the date contributions were first allocated to the Fund.
(d) From May 1, 1994, the date contributions were first allocated to the Fund.

Rates of return are time weighted and include reinvestment of investment income. The annualized rate assumes an investment of the same amount invested at the beginning of each year with the percentage demonstrating the effective annual rate over the period shown.

PAST PERFORMANCE IS NOT A GUARANTEE OR INDICATION OF FUTURE PERFORMANCE. NO PROVISIONS HAVE BEEN MADE FOR THE EFFECT OF TAXES ON INCOME AND GAINS, OR ANY TAX PENALTIES, UPON DISTRIBUTION.

FEDERAL INCOME TAX ASPECTS OF THE RETIREMENT PROGRAMS

TAX-SHELTERED ANNUITY ARRANGEMENTS (TSAS)

An employee of a public educational institution or a tax-exempt organization described in Code Section 501(c)(3) may exclude from Federal gross income for a tax year contributions made to a TSA by the employer in that year subject to the limitations provided in the Code and in related regulations. When the employee makes withdrawals or surrenders the certificate, generally the full amount will be included in income. Premature withdrawals may be subject to a 10% Federal tax penalty. In addition, TSA amounts relating to salary reduction agreements cannot be distributed prior to age 59 1/2, death, disability, separation from service or hardship. In the event of hardship, only the salary reduction contributions can be distributed.

INDIVIDUAL RETIREMENT ANNUITIES (IRAS)


A working individual may make deductible or non-deductible contributions to an IRA until age 70 1/2. Generally, $2,000 is the maximum amount of deductible and nondeductible contributions which may be made to all IRAs by an individual in any taxable year. The above limit may be less where the individual's earnings are below the applicable amount. These limits do not apply to rollover or custodian-to-custodian contributions into an IRA. Subject to the rules of the Code an individual and a nonworking spouse can together contribute annually an aggregate maximum of $4,000 to IRAs for the individual and the spouse (but no more than $2,000 to any one IRA certificate). There is no tax on amounts credited to an IRA until the amounts are withdrawn from the certificate. Except where nondeductible contributions have been made, distributions from IRAs are fully includible in gross income. The taxable portion of certain early withdrawals may be subject to a 10% Federal tax penalty.


IRAS UNDER SIMPLIFIED EMPLOYEE


PENSION PLANS (SEPS AND SIMPLES)

An employer can establish a SEP for its employees and can make contributions to a SEP for each eligible employee. An IRA funding a SEP is, like other IRAs, owned by the Participant. Most of the rules applicable to IRAs also apply. A major difference is the amount of permissible contributions. An employer can annually contribute an amount for an employee up to the lesser of $24,000 or 15% of the employee's compensation, (determined without taking into account the employer's contribution to the SEP). This $24,000 maximum, based on the 1997 statutory compensation limit of $160,000, may be further adjusted for cost of living changes in future years.

An eligible employer may establish a "SIMPLE" plan to make contributions to special individual retirement accounts or individual retirement annuities for its employees ("SIMPLE IRAs"). A SIMPLE IRA is a form of IRA, owned by the Participant, and generally the rules applicable to IRAs discussed above and in the SAI apply. There are differences in the amount and type of permissible contributions (employee salary reduction contributions of up to $6,000 may be made in 1997; the employer must make contributions, generally a dollar-for-dollar match up to 3% of compensation). Also, employees who have not participated in the employer's SIMPLE IRA plan for at least two full years may be subject to an increased penalty tax on withdrawals or transfers of SIMPLE IRA funds.

Further discussion of tax aspects of TSA, IRA, SEP and SIMPLE IRA contributions, distributions and other matters is available in the SAI.


DEDUCTIONS AND CHARGES

The deductions and charges discussed below apply during the accumulation period and if either the periodic distribution option or the fixed annuity option is elected.


Participant Service Charge. On the last day of each calendar quarter, a charge will be made against the Account Balance of each Participant as a reimbursement for administrative expenses unrelated to sales, such as salaries, rent, postage, telephone, travel, legal, actuarial and accounting costs, office equipment and stationery. This charge is $15 per year for SEP and SIMPLE IRAs certificates. The charge for IRA and TSA certificates or contracts will not exceed $30 annually and will be deducted from the amounts held in the Investment Options in accordance with Equitable Life's administrative procedures then in effect.


The participant service charge applicable to a certificate depends on several factors. It will vary depending on (1) the method by which payment is made to us (payroll deduction or direct contribution), (2) the number of Participants contributing through the same payroll deduction facility or group,(3) the total contributions received from an affiliated group, (4) the nature of the group purchasing the certificates, (5) the extent to which an employer provides services that would otherwise be provided by us, and (6) other circumstances which may have an impact on administrative expenses. We reserve the right to change this charge upon advance written notice, or to impose the charge on a less or more frequent basis, but in no case will it exceed $30 per year.

Administration Charge. Administrative expenses are charged directly to each Investment Fund at the effective annual rate of 0.25% of the value of each Investment Fund's assets attributable to the certificates. The charge is designed as a reimbursement for administrative expenses not covered by the participant service charge. This charge is reflected in the computation of Unit Values.

Other Expenses. Certain additional costs and expenses are also charged directly to the Investment Funds. These include, among other things, certain expenses incurred in the operation of the Separate Account and the Investment Funds, taxes, interest, SEC charges and certain related expenses including printing of registration statements and amendments, outside auditing and legal expenses and recordkeeping. These expenses are reflected in the Unit Value. See "Certificate Provisions--Investment of Contributions in the Investment Funds."

Deductions and Expenses of the Trust. Deductions and expenses paid out of the assets of the Portfolios of the Trust are described in the prospectus for the Trust attached hereto and also detailed in the Fee Table in this prospectus. There are no deductions or charges for sales expenses made from contributions received by us or upon any withdrawals.

Expense Limitations. If in any calendar year the aggregate expenses of the Money Market, Common Stock, Intermediate Government Securities or Balanced Funds (including investment advisory fees and certain other Trust expenses attributable to assets of such Investment Fund invested in a Portfolio of the Trust, and asset-based charges for administration and expenses borne directly by the Investment Funds, but excluding interest, taxes, brokerage and extraordinary expenses permitted by appropriate state regulatory authorities) exceed 1% of the value of the Money Market Fund's average daily net assets, or 1.5% of the value of the Common Stock, Intermediate Government Securities and Balanced Fund's average daily net assets, Equitable Life will reimburse that Fund for the excess. This expense limitation cannot be changed without the Participant's consent. In addition, Equitable Life reimburses the High Yield, Aggressive Stock and Global Funds for aggregate expenses in excess of a voluntary expense limitation of 1.5% of the value of each Fund's average daily net assets. The voluntary expense limitation may be discontinued by Equitable Life at its discretion.

Also, if the annual amount of management fees applicable to the Money Market and Intermediate Government Securities Funds exceeds 0.35% of the average daily net asset value of either Fund, Equitable Life will reimburse that Fund for such excess. This expense limitation is a contractual right for Participants who enrolled prior to May 1, 1987 and cannot be changed without the consent of those Participants. Equitable Life has voluntarily agreed to impose this expense limitation for Participants who enrolled after May 1, 1987 and reserves the right to discontinue this at any time.

Fixed Annuity Administrative Charge. If a Participant elects the fixed annuity option at retirement, an annuitization fee of up to $350 (depending upon the date of enrollment in the program, as provided in your certificate) will be deducted from the amount applied to purchase the annuity to reimburse for administrative expenses associated with processing the application for the annuity and with issuing each monthly payment. We may give any Participant a better annuity purchase rate than those currently guaranteed for the Program. The annuity administrative charge may be greater than $350 in that case, unless otherwise provided in your certificate.


SEP/SIMPLE Enrollment Fee. A non-refundable fee of $25 will be charged upon the enrollment of each Participant. It can either be paid by the employer or deducted from the first contribution.


Guaranteed Rate Account Premature Withdrawal Charge. There is a charge for most withdrawals made before the maturity date of the Guaranteed Rate Account. This charge equals 7% of the amount withdrawn, or, if less, interest earned. See the SAI, "Part 2--The Guaranteed Rate Accounts."

Charge for Premium or other Applicable Taxes. In certain jurisdictions, a charge for premium or other applicable tax currently ranging up to a maximum of 5% on the amounts applied to purchase an annuity is imposed. Such taxes will depend, among other things, on the Participant's place of residence, applicable laws and the retirement option elected by the Participant. We reserve the right to deduct a charge for premium or other applicable taxes based on the Participant's place of residence at the Participant's Retirement Date. If an annuity option is elected, we reserve the right to deduct a charge for any premium or other applicable taxes from the amount applied to purchase the annuity or from contributions. If the periodic distribution option is elected, a charge for any premium or other taxes will be deducted from each payment when made. No charge for premium or other applicable taxes will be applicable if a single sum is elected.

VOTING RIGHTS

TRUST VOTING RIGHTS

As explained previously, contributions allocated to the Investment Funds are invested in shares of the corresponding Portfolios of the Trust. Since we own the assets of the Separate Account, we are the legal owner of the shares and, as such, have the right to vote on certain matters. Among other things, we may vote:

 o  to elect the Trust's Board of Trustees,

 o  to ratify the selection of independent auditors for the Trust, and

 o on any other matters described in the Trust's current prospectus or requiring a vote by shareholders under the 1940 Act or by other law.

Even though we own the shares, we give Participants the opportunity to instruct us how to vote the number of shares attributable to the Participant's certificate. We will vote those shares at meetings of Trust shareholders according to such instructions. If we do not receive instructions in time from all Participants, we will vote shares for which no instructions have been received in a Portfolio in the same proportion as we vote shares for which we have received instructions in that Portfolio. We will also vote any Trust shares that we are entitled to vote directly due to amounts we have accumulated in an Investment Fund in the same proportions that Participants vote.

HOW WE DETERMINE A PARTICIPANT'S VOTING SHARES

A Participant can participate in voting only on matters concerning a Portfolio in which the Participant's assets have been invested. We determine the number of Trust shares in each Investment Fund that are attributable to a certificate by dividing the amount of the Account Balance allocated to that Investment Fund by the net asset value of one share of the corresponding Portfolio of the Trust as of the record date for the Trust's shareholder meeting. (Fractional shares are counted). The record date for this purpose must be no more than 60 days before the meeting of the Trust. During payment under a periodic distribution option, as the amounts are paid out and the Account Balance allocated to the Investment Funds declines, the number of votes will decrease correspondingly.

We will send proxy material and a form for giving us voting instructions to each Participant who has a voting interest. Votes may be cast in person or by proxy.

HOW TRUST SHARES ARE VOTED

All Trust shares are entitled to one vote. Voting generally is on a Portfolio-by-Portfolio basis except that shares will be voted on an aggregate basis when required by the 1940 Act (including, without limitation, election of Trustees and ratification of the selection of auditors). However, if the Trustees determine that shareholders in a Portfolio are not affected by a particular matter, then such shareholders generally would not be entitled to vote on such matter.

VOTING PRIVILEGES OF PARTICIPANTS IN OTHER SEPARATE ACCOUNTS

Currently, we control the Trust. Trust shares are held by other separate accounts of ours and by separate accounts of insurance companies affiliated or unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. This will dilute the effect of the voting instructions of Participants.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in Applicable Law") may require Participant approval. In that case, a Participant will be entitled to one vote for every unit the Participant has in the Investment Funds of our Separate Account. We will cast votes attributable to any amounts we have in the Investment Funds of our Separate Account in the same proportions as votes cast by Participants.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable Federal securities laws. To the extent that those laws or the regulations promulgated under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

REPORTS

Before payments start under a certificate, reports will be sent to the Participant at least annually showing as of a specified date (1) the number of units credited to each Investment Fund under the certificate, (2) the Unit Values, (3) the Account Balance of each Investment Fund and Guaranteed Rate Account and the total and (4) the Cash Values of the Guaranteed Rate Accounts. Similar reports will be sent to persons receiving payments under the periodic distribution option. All transactions will be individually confirmed.

As required by the 1940 Act, each Participant will be sent semi-annually a report containing financial statements and a list of the portfolio securities of each Portfolio of the Trust.

REGULATION

We are subject to regulation and supervision by the Insurance Department of the State of New York which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions in which we are authorized to do business. The certificates and contracts have been filed with and approved by the Insurance Department of the State of New York.

Its regulation and approval do not, however, involve any supervision of the investment policies of the Investment Funds or the Trust or of the selection of any investments except to determine compliance with the Insurance Laws of New York.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations.

ADDITIONAL INFORMATION


A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information included in the Registration Statement, certain portions of which, including the SAI, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained by requesting a copy of the registration statement from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees, or by accessing the SEC's Electronic Data Gathering, Analysis and Retrieval (EDGAR) System. A free copy of the SAI may be obtained by calling the toll-free number on the first page of this prospectus or by submitting the coupon below.


-----------------------------------------------------------------------------
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

Part 1--Federal Tax Considerations of the Retirement Programs
Part 2--The Guaranteed Rate Accounts
Part 3--Reorganization
Part 4--Experts
Part 5--Money Market Fund Yield Information
Part 6--Financial Statements
-----------------------------------------------------------------------------

  PLEASE SEND ME A FREE COPY OF THE
  STATEMENT OF ADDITIONAL INFORMATION.
  Equitable Life 300+ Series
  Box 2468 G.P.O.
  New York, New York 10116
  ATTN: SAI Request for Separate Account
        No. 301

  ---------------------------------------------------------------------------
  Name

  ---------------------------------------------------------------------------
  Address

  ---------------------------------------------------------------------------
  City                     State    Zip

                      STATEMENT OF ADDITIONAL INFORMATION


                                 MAY 1, 1997

                               ----------------

                               CERTIFICATES AND
                           GROUP ANNUITY CONTRACTS


                    FUNDED THROUGH THE INVESTMENT FUNDS OF

                           SEPARATE ACCOUNT NO. 301

                                      OF

                         THE EQUITABLE LIFE ASSURANCE
                         SOCIETY OF THE UNITED STATES

-----------------------------------------------------------------------------
                              TABLE OF CONTENTS
-----------------------------------------------------------------------------


                                                                 PAGE
Part 1 -Federal Tax Considerations of the Retirement Programs.     2
Part 2 -The Guaranteed Rate Accounts..........................    14
Part 3 -Reorganization........................................    19
Part 4 -Experts...............................................    19
Part 5 -Money Market Fund Yield Information...................    19
Part 6 -Financial Statements..................................    20


-----------------------------------------------------------------------------


This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the Separate Account No. 301 prospectus, dated May 1, 1997.


A copy of the prospectus to which this SAI relates is available at no charge by writing to Equitable Life 300 + Series at P. O. Box 2468, G.P.O. New York, New York 10116 or by calling 1-800-248-2138.


  Copyright 1997 The Equitable Life Assurance Society of the United States.
                             All rights reserved.

PART 1--FEDERAL TAX
CONSIDERATIONS OF THE
RETIREMENT PROGRAMS
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The Internal Revenue Code of 1986, as amended (the Code), describes how a retirement program can qualify for tax-favored status. In general, assuming that the requirements and limitations of the applicable provisions of the Code are adhered to by Participants and employers, contributions made under a retirement program are deductible and will not be taxable to Participants until benefits are distributed. In addition certain retirement plans may be subject to The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is administered by The Department of Labor ("DOL").

This Section generally provides current Federal tax information with respect to contributions, distributions and annuity payments under the various tax-favored retirement programs utilizing the Investment Options described in the prospectus, although some information on other provisions is also provided. You should be aware that Federal tax laws and ERISA are continually under review by the Congress, and any changes in those laws, or in the regulations interpreting those laws, may affect the tax treatment of amounts invested in the certificate. Because of the complexity of the law and the fact that the tax results will vary according to the actual circumstances of the individual involved, we cannot provide detailed tax information in this SAI. This SAI does not provide detailed tax information and does not address state and local income taxes and other taxes, or federal gift and estate taxes. Not every certificate has every feature discussed in this Part. The provisions of the code and ERISA are highly complex. For complete information on these provisions, as well as all other federal, state, local and other tax considerations, qualified legal and tax advisors should be consulted.


TAX SHELTERED ANNUITY ARRANGEMENTS (TSAS)


Under the provisions of Section 403(b) of the Code, an employee of a public educational institution or a tax-exempt organization described in Section 501(c)(3) of the Code may exclude from Federal gross income contributions made on the employee's behalf to a TSA.

Except in the case of a rollover or direct transfer contribution from another TSA, tax-deferred contributions to a TSA must be made by the employer, which forwards all the contributions made on behalf of the Participant to us for investment in accordance with the Participant's directions.

Commonly, some or all of the contributions made to the TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions. However, a TSA can also be wholly or partially funded through nonelective employer contributions or after-tax contributions.

Annual contributions to TSAs made through the employer's payroll are limited. Generally, the contribution limit is the lowest of the following: (1) the annual "exclusion allowance" for the employee, (2) the annual limit under
Section 415 of the Code on employer contributions to defined contribution plans and (3) the annual limit on all elective deferrals.

If contributions to a TSA exceed the applicable limit in any year, the excess will be included in the Participant's gross income and taxed as ordinary income. In certain situations discussed below, excess contributions may be distributed to avoid tax penalties.


In general, the "exclusion allowance" for any Participant for a taxable year is equal to the excess, if any, of (1) the amount determined by multiplying 20 percent of the Participant's includable compensation, as defined in the Code, by the number of years of employment with the employer, over (2) the amounts contributed by the employer to tax-favored retirement plans (including TSAs, qualified plans and eligible deferred compensation plans of state and local governments and tax-exempt organizations, also

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known as "457 Plans" or "EDC Plans"), which were excludable from the employee's federal gross income for any prior tax year.

The overall contribution limit referred to above applicable to qualified defined contribution plans under Section 415 of the Code is 25% of the Participant's compensation in a calendar year (or in any other 12-month period chosen by the Participant) up to a maximum contribution of $30,000. In 1997, compensation or earned income in excess of $160,000 cannot be considered in calculating contributions to the plan. This amount may be further adjusted for cost of living changes in future years.


Special limits on contributions apply to anyone who participates in more than one qualified plan or who controls another trade or business. There is also an overall limit on the total amount of contributions and benefits under all tax-favored retirement programs in which a person participates.


Employees of certain tax-exempt organizations (educational institutions, hospitals, home health care agencies, health and welfare service agencies and churches) may make an irrevocable election to increase the exclusion allowance by applying one of three special limitations as provided under the Code. Employees of church organizations are eligible for further special elections which will increase either the overall contribution limit or the exclusion allowance applicable to the employee.

The maximum amount of "salary reduction" or "elective deferral" contributions, including those made under 401(k) plans, for example, are generally limited to $9,500 a year. Note, however, that the maximum salary reduction contribution that may be made by a Participant who participates both in a TSA arrangement and an EDC plan will be limited to the maximum allowed under Section 457 of the Code (i.e., generally $7,500).

Special rules may apply to increase this limit in the case of an educational organization, hospital, home health service agency, health and welfare service agency, church or certain church related organizations.

Any excess deferral contributions which are not withdrawn by April 15 following the year of the deferral may cause the Certificate to fail to be treated as a TSA.

Limitations on Distributions


The Code sets forth certain withdrawal restrictions which apply to the salary reduction portion of a TSA certificate (including earnings), contributed after December 31, 1988 and earnings on the account balance as of December 31, 1988. Withdrawals (whether by withdrawal, surrender of the contract or annuitization) of restricted amounts may be made only if the Participant attains age 59 1/2, dies, is disabled, separates from service or suffers a financial hardship. Hardship withdrawals are limited to the amount actually contributed under the salary reduction contributions, without earnings.


Minimum Distributions

Distributions of benefits accruing after 1986 (including earnings on pre-1987 contributions) must commence no later than April 1st of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or retires from service with the employer sponsoring the TSA. Once required distributions begin, subsequent distributions must be made by December 31st of each calendar year. TSA benefits which accrued prior to 1987 must be distributed commencing at age 75. Proposed Treasury regulations provide that in order for these special minimum distribution rules to apply to a participant, the issuer of the TSA must keep records of the pre-1987 account balance and make changes to that amount as necessary. To the extent a Participant takes a distribution in order to comply with the minimum distribution rules, and the amount of the distribution is in excess of the amount the Code requires the Participant to receive for that particular year, the issuer of the TSA must decrease the pre-1987 account balance by the amount of that excess. Additional distribution rules may apply, and you should consult your tax advisor regarding the timing of distributions from your certificate.


The distributions may be in the form of a life annuity, a joint and survivor annuity, or other

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periodic or lump sum form of payment which does not extend beyond the life or life expectancy of the Participant or the lives or joint life expectancies of the Participant and a beneficiary and which satisfies certain minimum distribution and incidental benefit rules under the Code. If a Participant dies before beginning required distributions, distributions under the contract or certificate must be completed within five years after death, unless payments begin within one year of death and are made over the life (or a period certain which does not extend beyond the life expectancy) of the beneficiary. If the Participant's spouse is the beneficiary, distributions need not commence until the deceased Participant would have attained age 70 1/2. In the alternative, the surviving spouse may elect to roll over the death benefit into his or her own individual retirement arrangement (IRA). If a Participant dies after required payments have begun, post-death payments must be made at least as rapidly as payments made before the death of the Participant.


Failure to make required distributions may cause the disqualification of the TSA. Disqualification results in current taxation of the Participant's entire benefit. In addition, a 50% penalty tax is imposed on the difference between the required distribution amount and the amount actually distributed.


Distributions from TSAs

Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions received by a beneficiary are generally given the same tax treatment the Participant would have received if distribution had been made to the Participant.

If a certificate is surrendered for its value, the amount received that exceeds the Participant's tax basis, if any, for the certificate is treated as ordinary income to the Participant. The Participant may have a basis in the certificate if the employer made contributions which were required to be included in the employee's gross income in the year of the employer's contribution, for example.


The amount of any partial distribution from a TSA prior to the annuity starting date is generally treated as ordinary income by the Participant except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions. If the employer's program allowed withdrawals prior to separation from service as of May 5, 1986, however, all after-tax contributions made prior to January 1, 1987 may be withdrawn tax-free prior to withdrawing any taxable amounts.


Where a Participant elects to receive benefits in the form of an annuity, the amount of each annuity payment received by a Participant after retirement is treated as ordinary income except to the extent that the Participant has a cost basis in the certificate.

If an annuity distribution option is elected, any basis will be recovered as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after the cost basis of the annuity is recovered is fully taxable. If the participant dies before recovering basis and there is a refund feature under the annuity, the beneficiary of the refund may recover the remaining cost basis as payments are made. If the participant (and beneficiary under a joint and survivor annuity) die prior to recovering the full cost basis of the annuity, a deduction is allowed on the participant's (or beneficiary's) final tax return.


Distributions from a TSA will be subject to a 10% penalty tax unless the distribution is made on or after the Participant's death, disability or attainment of age 59 1/2. The penalty tax will also not apply if the Participant (i) separates from service and elects a payout over his or her life or life expectancy (or joint and survivor lives or life expectancies),
(ii) reaches age 55 and separates from service, or (iii) uses the distribution to pay certain extraordinary medical expenses.

Tax Free Rollovers and Transfers

Any distribution from a TSA which is an "eligible rollover distribution" may be rolled over into another eligible retirement plan, either as a direct

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rollover or a rollover within 60 days of receiving the distribution. To the extent a distribution is rolled over, it remains tax deferred.

A distribution from a TSA may be rolled over to another TSA which will accept rollover contributions or an IRA. Death benefits received by a spousal beneficiary may only be rolled over to an IRA.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under the Code. Distributions which cannot be rolled over generally include periodic payments for life or for a period of 10 years or more, and minimum distributions required under Section 401(a)(9) of the Code (discussed above). Eligible rollover distributions are discussed in greater detail under "Federal and State Income Tax Withholding", below, including rules requiring 20% income tax withholding applicable to certain distributions from TSAs.

Amounts held under TSAs may be directly transferred to another TSA issuer in a tax-free transaction, provided that the successor TSA contains the same or greater restrictions as the original TSA.

The value of a TSA is generally includible in the Participant's taxable estate. Any portion of a TSA payable to the Participant's spouse is eligible for the estate tax marital deduction and, as such, could pass free of Federal estate tax.

INDIVIDUAL RETIREMENT ANNUITIES

This SAI contains portions of the information which the Internal Revenue Service (IRS) requires to be disclosed to an individual who purchases an IRA. Required information also appears in various sections of the prospectus.


Further information on IRA tax matters can be obtained from any IRS district office. Additional information regarding IRAs, including a discussion of required distributions, can be found in Internal Revenue Service Publication 590, entitled "Individual Retirement Arrangements (IRAs)," which is generally updated annually.

The Code permits employees and self-employed individuals to make deductible and nondeductible "regular" contributions out of earnings to an IRA. Contributions may also be made on behalf of a nonworking spouse. The Code also permits tax-free rollover contributions (direct or indirect) of certain distributions from tax-qualified or plans or other IRAs to an IRA. In certain cases, direct custodian-to-custodian transfers may also be made between IRAs. See "Rollovers" under this section for further information. An individual's interest in the IRA must be nonforfeitable and nontransferable. An individual retirement annuity is subject to the requirements of applicable insurance laws for annuity contracts.


Special rules govern required distributions of a Participant's IRA. These rules also cover required distributions if the Participant or designated beneficiary dies before the entire interest has been distributed. See "Distributions" under this section.

We have received approval of our IRA certificate from the IRS. The approval is a determination only that the form of the IRA on the date submitted satisifies the requirements of the Code and is not a determination of the merits of the certificate as an investment.

Revocation

A Participant can revoke a certificate issued as an IRA in accordance with the terms and directions stated in the prospectus under "Certificate Provisions -- Revocation Rights." Before deciding to revoke, the Participant should consult with a tax advisor as to any adverse tax consequences which may result from revocation. If the IRA certificate is revoked, an individual may set up and contribute to a new IRA if at the time the individual meets the requirements for contributing to an IRA, as discussed below under "Contributions."

Contributions

The following discussion pertains to regular IRA contributions. The limits discussed in this section do not apply to rollover or direct custodian-to-custodian contributions into an IRA. See "Rollovers and Transfers," below.

Generally, $2,000 is the maximum amount of deductible and nondeductible contributions which an individual may make to all of his or her IRAs

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

in any taxable year. The above limit may be less where the individual's earnings are below the applicable amount.


An individual and a nonworking spouse can together contribute annually an aggregate of $4,000 to IRAs for the individual and the spouse. An IRA certificate is set up for each spouse and the working spouse may contribute a total of $4,000 to the certificates (but no more than $2,000 to either certificate). A working spouse may elect to be treated as having no compensation in order to be eligible for a spousal IRA. The nonworking spouse owns his or her own IRA contract, even if the working spouse provides all of the contributions.

The amount of IRA contribution for a tax year that an individual can deduct depends on whether the individual (or the individual's spouse, if a joint return is filed) is covered by an employer-sponsored tax-favored retirement plan (including a qualified plan, TSA, SEP or SIMPLE IRA, but not an EDC plan).


If neither the Participant nor the Participant's spouse are covered during any part of the taxable year by a tax-favored retirement plan (including a pension or profit-sharing plan, TSA or simplified employee pension), then each working spouse may make a deductible contribution up to the lesser of 100% of compensation or $2,000, regardless of his or her adjusted gross income (AGI). In certain cases, individuals covered by a tax-favored retirement plan include persons eligible to participate in the plan although not actually participating. Whether or not a person is covered by a tax-favored retirement plan will be reported on the employee's Form W-2.

If the Participant is single and covered by a retirement plan during any part of the taxable year, the IRA deduction phases out with AGI between $25,000 and $35,000. If the Participant is married and files a joint return, and either the Participant or the spouse is covered by a tax-favored retirement plan during any part of the taxable year, the IRA deduction phases out with AGI between $40,000 and $50,000. If the Participant is married, files a separate return and is covered by a tax-favored retirement plan during any part of the taxable year, the IRA deduction phases out with AGI between $0 and $10,000. Married individuals filing separate returns must take into account the retirement plan coverage of the other spouse, unless the couple has lived apart for the entire taxable year. If AGI is below the phase-out range, a Participant is entitled to the maximum allowable deduction. In computing the partial IRA deduction the Participant must round to the nearest $10. The permissible deduction for IRA contributions is a minimum of $200 if AGI is less than the amount at which the deduction entirely phases out.

For Participants covered by, or treated as covered by, a tax-favored retirement plan, the deduction for IRA contributions may be computed using one of two methods. Under the first method, the Participant determines his or her AGI and subtracts $25,000 if the Participant is a single person, $40,000 if the Participant is married and filing jointly with the spouse, or $0 if the Participant is married, filing separately and either the Participant or the Participant's spouse is covered by a tax-favored retirement plan. (If the couple has lived apart the entire taxable year and their filing status is married filing separately, the retirement plan coverage of the Participant's spouse can be ignored.) The resulting amount is the Participant's "Excess AGI". The Participant then applies the following formula:

$10,000--Excess AGI
-------------------   X         Maximum         =               IRA
     $10,000                 Allowable IRA                Deduction Limit
                               Deduction

Under the second method, the Participant determines his or her "Excess AGI" and refers to the following chart originally prepared by the IRS to determine his or her deduction.

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                                  IRS CHART
                          ESTIMATED DEDUCTION TABLE

   If your maximum allowable deduction is $2,000, use this table to estimate the amount of your contribution which will be deductible.

 EXCESS AGI    DEDUCTION    EXCESS AGI    DEDUCTION
------------  -----------  ------------  -----------
    $    0       $2,000        $2,600       $1,480
        50        1,990         2,650        1,470
       100        1,980         2,700        1,460
       150        1,970         2,750        1,450
       200        1,960         2,800        1,440
       250        1,950         2,850        1,430
       300        1,940         2,900        1,420
       350        1,930         2,950        1,410
       400        1,920         3,000        1,400
       450        1,910         3,050        1,390
       500        1,900         3,100        1,380
       550        1,890         3,150        1,370
       600        1,880         3,200        1,360
       650        1,870         3,250        1,350
       700        1,860         3,300        1,340
       750        1,850         3,350        1,330
       800        1,840         3,400        1,320
       850        1,830         3,450        1,310
       900        1,820         3,500        1,300
       950        1,810         3,550        1,290
     1,000        1,800         3,600        1,280
     1,050        1,790         3,650        1,270
     1,100        1,780         3,700        1,260
     1,150        1,770         3,750        1,250
     1,200        1,760         3,800        1,240
     1,250        1,750         3,850        1,230
     1,300        1,740         3,900        1,220
     1,350        1,730         3,950        1,210
     1,400        1,720         4,000        1,200
     1,450        1,710         4,050        1,190
     1,500        1,700         4,100        1,180
     1,550        1,690         4,150        1,170
     1,600        1,680         4,200        1,160
     1,650        1,670         4,250        1,150
     1,700        1,660         4,300        1,140
     1,750        1,650         4,350        1,130
     1,800        1,640         4,400        1,120
     1,850        1,630         4,450        1,110
     1,900        1,620         4,500        1,100
     1,950        1,610         4,550        1,090
     2,000        1,600         4,600        1,080
     2,050        1,590         4,650        1,070
     2,100        1,580         4,700        1,060
     2,150        1,570         4,750        1,050
     2,200        1,560         4,800        1,040
     2,250        1,550         4,850        1,030
     2,300        1,540         4,900        1,020
     2,350        1,530         4,950        1,010
     2,400        1,520         5,000        1,000
     2,450        1,510         5,050          990
     2,500        1,500         5,100          980
     2,550        1,490         5,150          970

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

 EXCESS AGI    EXCESS AGI    DEDUCTION    EXCESS AGI    DEDUCTION
------------  ------------  -----------  ------------  -----------
    $    0        $5,200        $960        $ 7,800        $440
        50         5,250         950          7,850         430
       100         5,300         940          7,900         420
       150         5,350         930          7,950         410
       200         5,400         920          8,000         400
       250         5,450         910          8,050         390
       300         5,500         900          8,100         380
       350         5,550         890          8,150         370
       400         5,600         800          8,200         360
       450         5,650         870          8,250         350
       500         5,700         860          8,300         340
       550         5,750         850          8,350         330
       600         5,800         840          8,400         320
       650         5,850         830          8,450         310
       700         5,900         820          8,500         300
       750         5,950         810          8,550         290
       800         6,000         800          8,600         280
       850         6,050         790          8,650         270
       900         6,100         780          8,700         260
       950         6,150         770          8,750         250
     1,000         6,200         760          8,800         240
     1,050         6,250         750          8,850         230
     1,100         6,300         740          8,900         220
     1,150         6,350         730          8,950         210
     1,200         6,400         720          9,000         200
     1,250         6,450         710          9,050         200
     1,300         6,500         700          9,100         200
     1,350         6,550         690          9,150         200
     1,400         6,600         680          9,200         200
     1,450         6,650         670          9,250         200
     1,500         6,700         660          9,300         200
     1,550         6,750         650          9,350         200
     1,600         6,800         640          9,400         200
     1,650         6,850         630          9,450         200
     1,700         6,900         620          9,500         200
     1,750         6,950         610          9,550         200
     1,800         7,000         600          9,600         200
     1,850         7,050         590          9,650         200
     1,900         7,100         580          9,700         200
     1,950         7,150         570          9,750         200
     2,000         7,200         560          9,800         200
     2,050         7,250         550          9,850         200
     2,100         7,300         540          9,900         200
     2,150         7,350         530          9,950         200
     2,200         7,400         520         10,000           0
     2,250         7,450         510
     2,300         7,500         500
     2,350         7,550         490
     2,400         7,600         480
     2,450         7,650         470
    2,500         7,700          460
    2,550         7,750          450

Excess AGI = Your AGI minus $25,000 for single persons, $40,000 for married persons filing jointly, and $0 for married persons filing separately.

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IRA contributions for a taxable year may be made up to the time prescribed for filing a Federal tax return for that taxable year (without extensions). No contributions are allowed for the taxable year in which an individual attains age 70-1/2 or any tax year thereafter. An individual age 70-1/2 or over, however, can contribute and deduct up to the lesser of $2,000 or 100% of compensation to a spousal IRA on behalf of a non-working spouse until the year such spouse reaches age 70-1/2.


A Participant not eligible to deduct part or all of the IRA contribution may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The deductible and nondeductible contributions to the Participant's IRA (or the non-working spouse's IRA) may not, however, together exceed the maximum $2,000 per person limit. See "Excess Contributions." Participants must keep their own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Distributions." A Participant making nondeductible contributions in any taxable year, or receiving amounts from any IRA to which he has made nondeductible contributions, will be penalized unless he files required information with the IRS. Moreover, Participants making nondeductible IRA contributions must retain all income tax returns and records pertaining to such contributions until interests in all IRAs are fully distributed.


Excess Contributions

Excess contributions to an IRA are subject to a 6% excise tax for the year in which made and for each year thereafter until withdrawn. In the case of "regular" IRA contributions any contribution in excess of the lesser of $2,000 or 100% of compensation or earned income is an "excess contribution," (without regard to the deductibility or nondeductibility of IRA contributions under this limit). Also, any "regular" contributions made after the Participant reaches age 70 1/2 are excess contributions. In the case of rollover IRA contributions, excess contributions are amounts which are not eligible to be rolled over (for example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2). An excess contribution (rollover or "regular") which is withdrawn before the time for filing the Participant's Federal income tax return for the tax year (including extensions) is not includable in income and does not result in the "early distribution" 10% penalty tax (discussed below under "Distributions"), provided the net earnings attributable to the excess contributions are also withdrawn and no tax deduction is taken for the excess contributions. The withdrawn earnings on the excess contributions would, however, be includable in the Participant's gross income for the tax year in which the excess contributions were made and would also be subject to the early distribution 10% penalty tax.


If excess contributions are not withdrawn before the time for filing the Participant's Federal income tax return for the taxable year (including extensions), excess "regular" contributions may still be withdrawn after that time if the IRA contributions for the taxable year did not exceed $2,000 and no tax deduction was taken for the excess contribution; in that event the excess contributions will not be includable in income and will not be subject to the early distribution 10% penalty tax. Lastly, excess "regular" contributions may also be removed by underutilizing the allowable contribution limits for a later year. If excess rollover contributions are not withdrawn before the time for filing the Participant's Federal tax return for the year (including extensions) and the excess contribution occurred as a result of incorrect information provided by a qualified plan, any such excess amount can be withdrawn if no tax deduction was taken for the excess contribution. As above, excess rollover contributions withdrawn under those circumstances would not be includable in gross income and would not be subject to the early distribution 10% penalty tax.


Distributions

Income or gains attributable to any IRA contributions are not subject to Federal income tax until benefits are distributed. Except as discussed below, the amount of any distribution from an IRA is fully includable by the Participant in gross income. Distributions from an IRA are taxable as ordinary income and are not entitled to the special

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five-year averaging rules for certain distributions from tax-qualified retirement plans.


If the Participant makes nondeductible IRA contributions, such contributions are recovered tax-free when distributions are made. The Participant must keep records of all nondeductible contributions. At the end of each tax year in which the Participant takes a distribution, the Participant determines a ratio of the total nondeductible IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all IRAs held by the Participant at the end of the tax year (including rollover IRAs) plus all IRA distributions made during such tax year. The resulting ratio is then multiplied by all distributions from the IRA during that tax year to determine the non-taxable portion of such distribution.

The taxable portion of IRA distributions are subject to an additional 10% federal income tax penalty unless the distribution is made (1) on or after the Participant's death, (2) because the Participant has become disabled, (3) on or after the date when the Participant reaches age 59 1/2, or (4) at least annually in the form of a substantially equal periodic payout over the Participant's life or life expectancy (or joint and survivor lives or life expectancies). Also not subject to penalty tax are IRA distributions used to pay certain extraordinary medical expenses or medical insurance premiums for defined unemployed individuals.


Distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 701/2. Subsequent required distributions must be made by December 31st of each year. If the prescribed minimum amount required is not distributed in any year, a 50% excise tax is imposed on the amount by which the minimum required to be distributed exceeds the amount actually distributed.

Distributions can generally be made (1) in a lump sum payment, (2) over the life of the Participant, (3) over the joint lives of the Participant and his or her designated beneficiary, (4) over a period not extending beyond the life expectancy of the Participant or (5) over a period not extending beyond the joint life expectancies of the Participant and his or her designated beneficiary.

If the Participant dies after required distributions have begun, payment of the remaining interest must be made at least as rapidly as under the method used prior to the Participant's death. If a Participant dies before required distributions have begun, payment of the entire interest must be made within five years of death (other than payments to the surviving spouse) unless payment is made to a designated beneficiary over a period which begins within one year of the Participant's death and does not extend beyond the beneficiary's life expectancy.

If the surviving spouse is the designated beneficiary, the spouse may delay the commencement of such payments up until the individual would have attained age 70-1/2. In the alternative, a surviving spouse may elect to roll over the inherited IRA into the surviving spouse's own IRA. If a surviving spouse elects to rollover the inherited IRA into the surviving spouse's own IRA, no distribution is required until after the spouse attains age 70-1/2.

Distributions received by a beneficiary are generally given the same tax treatment the Participant would have received if distribution had been made to the Participant.

We are not permitted to make distributions from a certificate before the retirement date unless a request has been made. It is the Participant's responsibility to comply with the minimum distribution rules described above. Because of the adverse tax consequences, including penalties and potential IRA disqualification, which may result if the distribution requirements are not met, a tax adviser should be consulted.

Rollovers and Transfers

Under the conditions and limitations of the Code, an individual may elect for each IRA once every twelve-month period to make a rollover among IRAs (including transfers from retirement bonds purchased before 1983). Direct custodian-to-custodian transfers may be made more frequently than once a year. A participant may request that amounts rolled over from a

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qualified plan or a TSA, or from an IRA attributable solely to qualified plan or TSA distributions and earnings thereon be accumulated in a separate "conduit" IRA certificate to facilitate a subsequent rollover to another qualified plan or TSA which will accept rollover contributions. We will maintain separate accounting of all such amounts.

Rollover contributions must be transferred to the certificate either as a direct rollover of an "eligible rollover distribution" or as a rollover by the individual plan participant or owner of the IRA. In the latter cases, the rollover must be made within 60 days of the date the proceeds from another IRA or an eligible rollover distribution from a qualified plan or TSA were received.

The taxable portion of any distribution (except for a required minimum distribution under Section 401(a) (9) of the Code) from a qualified plan or TSA may be rolled over tax-free to an IRA, unless the distribution is one of a series of substantially equal periodic payments made (not less frequently than annually) (1) for the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and his or her designated beneficiary, or (2) for a specified period of ten years or more.

The same tax-free treatment applies to amounts withdrawn from the certificate and rolled over into other IRAs unless the distribution was received under an inherited IRA. No deduction is allowed for any contribution to an inherited IRA. However, surviving spouses of original IRA owners will be exempted from these restrictions.

Prohibited Transactions

If a Participant engages in a "prohibited transaction" with the IRA or borrows money under or by use of the IRA, the IRA will cease to be an IRA as of the first day of the taxable year in which the transaction occurred, and the Participant must include in gross income for that year an amount equal to the fair market value of the IRA as of that first day. Also, an additional excise tax equal to 10% of the amount included in the gross income will result if the Participant has not yet attained age 59-1/2 prior to the first day.

Miscellaneous

The designation by a Participant of a beneficiary to whom the IRA will become payable at or after the Participant's death is not considered a transfer subject to Federal gift tax.

We describe the methods of computing and allocating earnings on contributions in the prospectus under "Investment of Contributions in the Investment Funds" and in this SAI under "The Guaranteed Rate Account." We describe the types of charges and the amount of the charges that may be made in the prospectus under "Deductions and Charges."

Further information on IRA tax matters can be obtained from any District Office of the IRS.

IRAS UNDER SIMPLIFIED EMPLOYEE PENSION PLANS (SEP)


When an employer establishes a SEP for its employees, contributions for each eligible employee can be made to an IRA certificate for that employee (SEP). The employee may also make his or her own IRA contributions to that SEP certificate. See "IRA Contributions" above.

Contributions. Due to statutory limits, in 1997 an employer can annually contribute an amount for an employee up to the lesser of $24,000 or 15% of the employee's compensation, determined without taking into account the employer's contribution to the SEP. This $24,000 maximum, based on the statutory compensation limit of $160,000, may be further adjusted for cost of living changes in future years. These limits may be reduced by contributions made by the employer to other qualified plans. The employer must make a contribution for each employee who has reached age 21 and has worked for the employer during at least three of the preceding five years. Contributions are not required for employees who (1) earn less than $400 in 1997, (2) are covered by a collective bargaining agreement or (3) are non-resident aliens who receive no earned income from sources within the United States.


Employer contributions must be made under a written program which provides that (i) withdrawals are permitted, (ii) contributions are made under an allocation formula and (iii)

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contributions bear a uniform relationship to compensation, not in excess of
$160,000 in 1997, which may be further adjusted for cost of living changes in future years. Contributions cannot discriminate in favor of highly compensated employees. Contributions to the SEP may be integrated with Social Security; call our toll-free number for assistance.


Except as otherwise indicated in this section, all of the IRA rules discussed above, including those relating to revocation, distributions and penalties for early, minimum and excess distributions, apply to SEPs.


SIMPLE IRAS

An eligible employer may establish a "SIMPLE" plan to make contributions to special individual retirement accounts or individual retirement annuities for its employees ("SIMPLE IRAs"). A SIMPLE IRA is a form of IRA owned by the Participant, and generally the rules applicable to IRAs discussed above apply. There are differences in the amount and type of permissible contributions (employee salary reduction contributions of up to $6,000 may be made in 1997; the employer must make contributions, generally a dollar-for-dollar match up to 3% of compensation). Also, employees who have not participated in the employer's SIMPLE IRA plan for at least two full years may be subject to an increased penalty tax on withdrawals or transfers of SIMPLE IRA funds.

The employer cannot maintain any other qualified plan, SEP or TSA arrangement if it makes contributions under a SIMPLE IRA plan. (Eligible employers may maintain EDC plans.)

An employer establishing a SIMPLE plan should consult its tax advisor concerning the various technical rules applicable to establishing and maintaining SIMPLE IRA plans. For example, the definition of employee's "compensation" varies depending on whether it is used in the context of employer eligibility, employee participation, and employee or employer contributions.

Participation must be open to all employees who received at least $5,000 in compensation from the employer in any two preceding years (they do not have to be consecutive years) and who are reasonably expected to receive at least $5,000 in compensation during the year. (Certain collective bargaining unit and alien employees may be excluded.)

The only kinds of contributions which may be made to a SIMPLE IRA are (i) contributions under a salary reduction agreement entered into between the employer and the participating employee and (ii) required employer contributions (employer matching contributions or employer nonelective contributions). (Direct transfer and rollover contributions from other SIMPLE IRAs, but not regular IRAs, may also be made.) Salary reduction contributions can be any percentage of compensation (or a specific dollar amount, if the employer's plan permits) but are limited to $6,000 in 1997. The $6,000 elective deferral limit may be indexed for cost of living adjustments in future years.

Generally, the employer is required to make matching contributions on behalf of each eligible employee in an amount equal to the salary reduction contributions, up to 3% of the employee's compensation.

Unless specifically otherwise mentioned, for example, regarding differences in funding and potential penalty tax on distributions, the rules discussed above under IRAs also apply to SIMPLE IRAs.

Amounts contributed to SIMPLE IRAs are not currently taxable to employees. Only the employer can deduct SIMPLE IRA contributions, not the employee. An employee eligible to participate in a SIMPLE IRA is treated as an active participant in an employer plan and thus may not be able to deduct (fully) regular contributions to his/her own IRA.

As with IRAs in general, contributions and earnings accumulate tax deferred until withdrawn and are then fully taxable. There are no withdrawal restrictions applicable to SIMPLE IRAs. However, because of the level of employer involvement, SIMPLE IRA plans are subject to ERISA. See ERISA matters below.

Amounts withdrawn from a SIMPLE IRA can be rolled over to another SIMPLE IRA, or to a regular IRA. No rollovers from a SIMPLE IRA to a

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regular IRA are permitted for individuals under age 59 1/2 who have not participated in the employer's SIMPLE IRA for two full years. Also, for such individuals, any amounts withdrawn from a SIMPLE IRA are not only fully taxable but are subject to a 25% additional federal income tax penalty. (The exceptions to penalty application for death, disability and attainment of age 59 1/2 apply).


LIMITS ON DISTRIBUTIONS


The Code imposes a 15% excise tax on a participant's aggregate excess distributions from all tax-favored retirement plans. The excise tax is in addition to the ordinary income tax due, but is reduced by the amount (if any) of the early distribution penalty tax imposed by the Code. This tax is temporarily suspended for distributions to the participant for the years 1997, 1998 and 1999. However, the excise tax continues to apply for estate tax purposes. In certain cases the estate tax imposed on a deceased participant's estate will be increased if the accumulated value of the participant's interest in tax-favored retirement plans is excessive. The aggregate accumulations will be subject to excise tax in 1997 if they exceed the present value of a hypothetical life annuity paying $160,000 a year.


PENALTIES FOR EXCESS DEFERRALS


If an individual's aggregate elective deferrals under 401(k) plans, and TSAs exceed the permitted elective deferral limit in any taxable year ($9,500 in 1997) the individual will be taxed twice on the excess deferral--once in the year of the deferral and again when a distribution occurs. If, in the case of a TSA, the individual notifies the affected plan or plans and, by April 15 of the following year, receives a distribution of the excess deferral and related income and the individual takes a withdrawal of the excess amount by April 15 following the year of the deferral, the excess deferral will only be taxed in the year of deferral. Any related income will be taxed in the year of the distribution. The distribution of the excess deferral plus income is not treated as a withdrawal of restricted funds from a TSA, is not subject to the 10% penalty tax on early retirement distributions from the TSAs and IRAs and, with respect to TSAs, is not an eligible rollover distribution subject to 20% mandatory federal income tax withholding discussed below. If excess deferrals remain in the plan, the plan may be disqualified.


FEDERAL AND STATE INCOME TAX WITHHOLDING

Equitable may be required to withhold Federal income tax on the taxable portion of pension and annuity payments.

Unless the pension or annuity payment is an "eligible rollover distribution" from a TSA, the recipient generally may elect not to be subject to income tax withholding. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of the distribution. Compare "Elective Withholding" and "Mandatory Withholding from TSAs," below.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of Federal withholding will also be considered an election out of state withholding. In some states, a recipient may elect out of state withholding, even if Federal withholding applies. It is not clear whether such states will require mandatory withholding with respect to eligible rollover distributions (described below). If you need more information concerning a particular state, consult your tax advisor.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. See your tax advisor if you may be affected by such rules.

Elective Withholding

Requests not to withhold Federal income tax must be made in writing prior to receiving benefits under the contract. We will provide forms for this purpose. No election out of withholding is valid unless the recipient provides us with the correct taxpayer identification number and a United States residence address.

If a recipient does not have sufficient income tax withheld or does not make sufficient estimated income tax payments, the recipient may incur penalties under the estimated income tax rules. Recipients should consult their tax advisors to determine whether they should elect out of

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withholding. Periodic payments are generally subject to wage-bracket type withholding (as if such payments were wages by an employer to an employee) unless the recipient elects no withholding. If a recipient does not elect out of withholding or does not specify the number of withholding exemptions, withholding will generally be made as if the recipient is married and claiming three withholding exemptions. There is an annual threshold of taxable income from periodic payments which is exempt from withholding based on this assumption. For 1996 a recipient of periodic payments (e.g., monthly or annual payments) which total less than $14,075 for the year will generally be exempt from Federal income tax withholding, unless the recipient specifies a different choice of withholding exemption.

A withholding election may be revoked at any time and remains effective until revoked. If a recipient fails to provide a correct taxpayer identification number, withholding is made as if the recipient is single with no exemptions.


A recipient of a partial or total non-periodic distribution (other than an "eligible rollover distribution" discussed below) will generally be subject to withholding at a flat 10% rate. A recipient who provides a United States residence address and a correct taxpayer identification number will generally be permitted to elect not to have tax withhold.


All recipients receiving periodic and non-periodic payments will be further notified of the withholding requirements and of their right, if any, to make withholding elections.

Mandatory Withholding From TSAs

All "eligible rollover distributions" from TSAs are subject to mandatory federal income taxwithholding of 20% unless the employee elects to have the distribution directly rolled over to another TSA or an IRA. The following are not eligible rollover distributions subject to mandatory 20% withholding:

o any distribution to the extent that the distribution is a "required minimum distribution" under Section 401(a)(9) of the Code;

o any distribution which is one of a series of substantially equal periodic payments made (not less frequently than annually (1) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary, or (2) for a specified period of 10 years or more;

o certain corrective distributions under Code Section 402(g); and

o a distribution to a beneficiary other than to a surviving spouse or to a current or former spouse under a qualified domestic relations order.

If a distribution is made to a plan participant's surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an "eligible rollover distribution," the rules on elective withholding described above, apply.


ERISA MATTERS

Certain TSAs and SIMPLE IRAs may be subject to some or all rules applicable to ERISA plans. For TSAs subject to ERISA (but not SIMPLE IRAs) if a Participant is married at the time a withdrawal or other distribution is requested under the Certificate, spousal consent is required. In addition, unless the Participant elects otherwise with the written consent of the spouse, the retirement benefits payable under the plan or arrangement must be paid in the form of a "qualified joint and survivor annuity" (QJSA). A QJSA is an annuity payable for the life of the Participant with a survivor annuity for the life of the spouse in an amount which is not less than one-half of the amount payable to the Participant during his or her lifetime. In addition, a married Participant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be

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liable for any loss that is the direct and necessary result of the plan participant's or beneficiary's exercise of control. As a result, if the plan complies with Section 404(c) and the DOL regulation thereunder, the plan participant can make and is responsible for the results of his or her own investment decisions. Section 404(c) plans must provide, among other things that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the Section 404(c) regulation is completely voluntary by the plan sponsor, and the plan sponsor may choose not to comply with Section 404(c). The Equitable 300 Series TSA and SIMPLE IRA programs provide the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor's responsibility to see that the requirements of the DOL regulation are met. Equitable Life shall not be responsible if a plan fails to meet the requirements of Section 404(c).


IMPACT OF TAXES TO EQUITABLE

The certificates provide that we may charge the Investment Funds for taxes or set up reserves for that purpose. In computing Unit Values in the Investment Funds, no charge for Federal income taxes is presently contemplated on the income and gains of the Investment Funds attributable to the certificates.

PART 2--THE GUARANTEED RATE ACCOUNTS

Contributions to a Guaranteed Rate Account become part of our General Account, which supports all of our insurance and annuity guarantees as well as our general obligations. The General Account, as part of our insurance and annuity operations, is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions in which we are authorized to do business, as discussed in the prospectus under "Regulation." Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 (1933 ACT) nor is the General Account an investment company under the Investment Company Act of 1940 (1940
ACT). Accordingly, neither the General Account nor any interests therein are subject to regulation under the 1933 Act or the 1940 Act, and we have been advised that the staff of the Securities and Exchange Commission has not made a review of the disclosures which are included in this SAI for your information and which relate to the General Account and the Guaranteed Rate Accounts. These disclosures, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses and SAIs.

THE GUARANTEES

Contributions to a Guaranteed Rate Account are credited with interest at a fixed rate for a specified period. The amount of the contribution is guaranteed by us (before deduction of any applicable participant service charge). The effective guaranteed annual rate will always be at least 3%.

New one-year and three-year Guarantees will be offered each quarter. Generally 10 days before the beginning of the quarter, we will announce the one-year and three-year Guarantee Rates, that is, the fixed interest rate expressed as an effective annual interest rate, which will apply to contributions made throughout the open period for each Guarantee. The open period will be the calendar quarter (CONTRIBUTION QUARTER) unless during that quarter we close the Guarantee and instead offer a new Guarantee at a different Guarantee Rate for the remainder of the Contribution Quarter. We reserve the right to close a Guarantee at any time based on market conditions. Contributions made during the open period will not be affected by subsequent rate changes and will continue to receive the Guaranteed Rate until the maturity date for that Guarantee. All Guarantees of the same duration which are opened during a Contribution Quarter mature on the same day. After the last day of the Contribution Quarter, however, no further contributions may be applied to that Guarantee.

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Contributions allocated to a Guaranteed Rate Account during the next
Contribution Quarter would be allocated to the Guarantees being offered during that subsequent quarter at the new Guarantee Rates in accordance with instructions. The new Guarantee Rates may be obtained by calling us at the number listed on the front of this SAI.

We may offer Guarantees with different maturities and different rates during a particular calendar quarter. Currently, we offer Guarantees of one and three year maturities.

We may offer additional or different maturities in future Contribution
Quarters.

CONTRIBUTIONS

Contributions to a Guaranteed Rate Account are permitted at any time. There is no minimum contribution; however, if you are contributing through an employer, your employer may have a minimum.

Contributions to the Guaranteed Rate Accounts are credited until maturity with the interest rate in effect on the date of receipt. The rate is expressed as an effective annual rate, reflecting daily compounding and the deduction of the participant service charge, described under "Deductions and Charges," in the prospectus.

Written requests for changes in the percentage of contributions to be allocated to a Guaranteed Rate Account will become effective on the date of receipt. Alternatively, allocation or contribution instructions may be made by telephone through the AIM System.

MATURING GUARANTEES

At the end of a Guarantee, unless we are instructed otherwise, the amount accumulated will be automatically contributed to a new Guarantee of similar duration, or, if no Guarantee of similar duration is then being offered, to the Guarantee of the shortest duration then being offered.

Amounts in maturing Guarantees may be allocated to one or more other Investment Funds by using the AIM System. Instructions must be received prior to the maturity of the Guarantee and will apply to all maturing Guarantees until other instructions are received.

PREMATURE WITHDRAWALS OR TRANSFERS

Transfers may not be made from one Guarantee to another. Transfers may also not be made from a Guarantee during the open period for that Guarantee. In the case of a trustee-to-trustee transfer during the open period, there will be a premature withdrawal charge.

Amounts in the Guaranteed Rate Accounts will be withdrawn or transferred on a last in-first out basis unless otherwise specified by the Participant. All other amounts withdrawn or transferred will be subject to a withdrawal charge in an amount equal to (1) 7% of the amount withdrawn or transferred (including the amount of the withdrawal charge) or, if less, (2) the amount of the Participant's accumulated interest attributable to the amount withdrawn or transferred (calculated as provided in the certificate). The withdrawal charge will be deducted from the remaining amounts in the Participant's Guarantee after the withdrawal or transfer payment is processed, or from the withdrawn or transferred amount if remaining amounts are insufficient.

This charge for premature withdrawals from a Guaranteed Rate Account is never applied against the amount of the Participant's contributions. Also, the charge for premature withdrawals does not apply:

o at maturity of the Guarantee;

o from withdrawals due to death or disability;

o when the installment option is elected; or

o when an annuity retirement option is elected.

It does apply to any other premature withdrawal or transfer, including withdrawals on retirement.

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Example: $2,000 is contributed to the Guaranteed Rate Account on January 1, with the contribution being directed to a three-year Guarantee with a Guarantee Rate of 4%. On December 31, a premature withdrawal is made of $1,000 from the Guaranteed Rate Account. The maximum Participant Service Charge applicable to the Participant is $30 per year ($7.50 per quarter). The withdrawal charge will be calculated as follows:

                                       PARTICIPANT
                                         SERVICE
  DATE     CONTRIBUTION    INTEREST      CHARGE
-------  --------------  ----------  -------------
1/1           $2,000          --            --
3/31            --          $19.71        $7.50
6/30            --           19.83         7.50
9/30            --           19.95         7.50
12/31           --           20.07         7.50

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                        PREMATURE
            AMOUNT      WITHDRAWAL    CHECK      ACCOUNT
  DATE     REQUESTED      CHARGE      AMOUNT     BALANCE
-------  -----------  ------------  --------  -----------
1/1           --            --          --      $2,000.00
3/31          --            --          --       2,012.21
6/30          --            --          --       2,024.54
9/30          --            --          --       2,036.09
12/31       $1,000        $26.00*     $1,000     1,023.56

------------

* The lesser of (a) 7% ($75.27) of the amount withdrawn (including the amount of the withdrawal charge) or (b) the amount of the Participant's accumulated interest ($26.00) attributable to that same amount.

-----------------------------------------------------------------------------

The example assumes that each quarter contains the same number of days and that each transaction occurs on a business day.

CASH VALUE

The Account Balance of a Guaranteed Rate Account is equal to the value of the contributions and transfers assigned to each Guarantee then current, less transfers out of the Guaranteed Rate Account, partial withdrawals and applicable participant service charges, plus accrued interest. Because withdrawals before the end of a Guarantee are subject to a premature withdrawal charge, we use the term "Cash Value" to mean the Account Balance of a Guaranteed Rate Account less any applicable premature withdrawal charge. The Cash Value is the amount that would be paid to the Participant if the Participant withdrew the entire Account Balance of a Guaranteed Rate Account before the end of the Guarantees to which contributions were directed.

                                   TABLE I
                       ACCOUNT BALANCES AND CASH VALUES
     (ASSUMING $1,000 CONTRIBUTIONS MADE ANNUALLY ON THE ENROLLMENT DATE)

                     CASH VALUE                 ACCOUNT BALANCE
            ---------------------------  ---------------------------
 ATTAINED         3%            6%             3%            6%
    AGE        MINIMUM      ILLUSTRATED     MINIMUM      ILLUSTRATED
 YEAR END     GUARANTEE        RATE        GUARANTEE        RATE
----------  ------------  -------------  ------------  -------------
      1      $    999.66    $    999.66   $    999.66    $  1,029.33
      2         2,000.00       2,000.00      2,029.32       2,120.42
      3         3,000.00       3,047.59      3,089.86       3,276.98
      4         4,000.00       4,187.72      4,182.22       4,502.93
      5         5,000.00       5,396.26      5,307.36       5,802.44
      6         6,013.60       6,677.32      6,466.24       7,179.91
      7         7,123.70       8,035.23      7,659.89       8,640.04
      8         8,267.10       9,474.63      8,889.35      10,187.77
      9         9,444.80      11,000.38     10,155.70      11,828.37
     10        10,657.83      12,617.68     11,460.03      13,567.40
     11        11,907.25      14,332.03     12,803.50      15,410.78
     12        13,194.16      16,149.23     14,187.27      17,364.76
     13        14,519.67      18,075.46     15,612.55      19,435.98
     14        15,884.95      20,117.27     17,080.59      21,631.47
     15        17,291.19      22,281.58     18,592.68      23,958.69
     16        18,739.61      24,575.75     20,150.12      26,425.54
     17        20,231.49      27,007.58     21,754.29      29,040.40
     18        21,768.12      29,585.31     23,406.58      31,812.16
     19        23,350.85      32,317.70     25,108.44      34,750.22
     20        24,981.07      35,214.04     26,861.36      37,864.56
     21        26,660.19      38,284.17     28,666.87      41,165.77
     22        28,389.68      41,538.50     30,526.54      44,665.05
     23        30,171.06      44,988.08     32,442.00      48,374.28
     24        32,005.88      48,644.65     34,414.92      52,306.07
     25        33,895.74      52,520.60     36,447.04      56,473.77
     26        35,842.30      56,629.12     38,540.11      60,891.52
     27        37,847.26      60,984.14     40,695.98      65,574.34
     28        39,912.37      65,600.47     42,916.52      70,538.14
     29        42,039.43      70,493.77     45,203.68      75,799.76
     30        44,230.30      75,680.68     47,559.46      81,377.07
     31        46,486.89      81,178.79     49,985.91      87,289.03
     32        48,811.19      87,006.80     52,485.15      93,555.70
     33        51,205.21      93,184.49     55,059.37     100,198.37
     34        53,671.06      99,732.83     57,710.81     107,239.61
     35        56,210.88     106,674.08     60,441.80     114,703.31
     36        58,826.89     114,031.80     63,254.72     122,614.84
     37        61,521.38     121,830.99     66,152.03     131,001.06
     38        64,296.71     130,098.12     69,136.25     139,890.45
     39        67,155.30     138,861.29     72,210.00     149,313.21
     40        70,099.65     148,150.24     75,375.97     159,301.34
     41        73,132.33     157,996.54     78,636.91     169,888.75
     42        76,255.99     168,433.61     81,995.68     181,111.41
     43        79,473.35     179,496.90     85,455.22     193,007.42
     44        82,787.24     191,224.00     89,018.54     205,617.20
     45        86,200.55     203,654.71     92,688.76     218,983.56
     46        89,716.25     216,831.28     96,469.09     233,151.91
     47        93,337.43     230,798.43    100,362.83     248,170.35
     48        97,067.24     245,603.61    104,373.38     264,089.91
     49       100,908.94     261,297.11    108,504.24     280,964.63
     50       104,865.90     277,932.21    112,759.03     298,851.84

                                   TABLE II
                       ACCOUNT BALANCES AND CASH VALUES
    (ASSUMING A SINGLE CONTRIBUTION OF $1,000 AND NO FURTHER CONTRIBUTION)

                     CASH VALUE               ACCOUNT BALANCE
            --------------------------  --------------------------
 ATTAINED        3%            6%            3%            6%
    AGE        MINIMUM     ILLUSTRATED     MINIMUM     ILLUSTRATED
 YEAR END     GUARANTEE       RATE        GUARANTEE       RATE
----------  -----------  -------------  -----------  -------------
      1        $999.66      $1,000.00      $999.66      $1,029.33
      2         999.32       1,000.00       999.32       1,060.42
      3         998.96       1,016.84       998.96       1,093.38
      4         998.60       1,049.33       998.60       1,128.31
      5         998.22       1,083.77       998.22       1,165.34
      6         997.83       1,120.27       997.83       1,204.59
      7         997.43       1,158.96       997.43       1,246.20
      8         997.02       1,199.98       997.02       1,290.30
      9         996.60       1,243.46       996.60       1,337.05
     10         996.16       1,289.54       996.16       1,386.60
     11         995.71       1,338.39       995.71       1,439.13
     12         995.25       1,390.17       995.25       1,494.81
     13         994.77       1,445.06       994.77       1,553.83
     14         994.28       1,503.24       994.28       1,616.39
     15         993.77       1,564.92       993.77       1,682.70
     16         993.25       1,630.29       993.25       1,753.00
     17         992.71       1,699.58       992.71       1,827.51
     18         992.16       1,773.04       992.16       1,906.49
     19         991.59       1,850.90       991.59       1,990.21
     20         991.00       1,933.43       991.00       2,078.95
     21         990.39       2,020.91       990.39       2,173.02
     22         989.77       2,113.64       989.77       2,272.73
     23         989.13       2,211.94       989.13       2,378.43
     24         988.47       2,316.13       988.47       2,490.46
     25         987.79       2,426.57       987.79       2,609.22
     26         987.09       2,543.65       987.09       2,735.10
     27         986.36       2,667.74       986.36       2,868.54
     28         985.62       2,799.28       985.62       3,009.98
     29         984.85       2,938.72       984.85       3,159.91
     30         984.06       3,086.52       984.06       3,318.84
     31         983.25       3,243.19       983.25       3,487.30
     32         982.41       3,409.26       982.41       3,665.87
     33         981.55       3,585.29       981.55       3,855.15
     34         980.66       3,771.88       980.66       4,055.79
     35         979.74       3,969.68       979.74       4,268.47
     36         978.80       4,179.34       978.80       4,493.91
     37         977.82       4,401.58       977.82       4,732.88
     38         976.82       4,637.15       976.82       4,986.18
     39         975.79       4,886.85       975.79       5,254.68
     40         974.73       5,151.54       974.73       5,539.29
     41         973.64       5,432.11       973.64       5,840.98
     42         972.51       5,729.52       972.51       6,160.77
     43         971.35       6,044.77       971.35       6,499.75
     44         970.16       6,378.93       970.16       6,859.07
     45         968.93       6,733.15       968.93       7,239.94
     46         967.66       7,108.61       967.66       7,643.67
     47         966.35       7,506.61       966.35       8,071.62
     48         965.01       7,928.48       965.01       8,525.25
     49         963.63       8,375.67       963.63       9,006.10
     50         962.20       8,849.69       962.20       9,515.79

PART 3--REORGANIZATION
-----------------------------------------------------------------------------
Prior to May 1, 1987, the Separate Account was one of four separate accounts used to fund benefits under the certificates. Each of these predecessor separate accounts, which included a Money Market Account, a Stock Account, a Bond Account and a Balanced Account (collectively, the Predecessor Separate Accounts), was organized as an open-end management investment company, with its own investment objectives and policies. Effective May 1, 1987, with the approval of Contract Owners, we reorganized the Predecessor Separate Accounts into one separate account (Separate Account No. 301, referred to as the Separate Account) in unit investment trust form with investment divisions. In connection with the reorganization, all of the investment-related assets and liabilities of the Predecessor Separate Accounts were transferred to the corresponding Funds of Prism Investment Trust ("Prism"), in exchange for shares in the Funds. In addition, we created an Aggressive Stock Fund, a High Yield Fund and a Global Fund. The reorganization did not change the Account Balances under existing certificates. As of September 6, 1991, each of the above-listed Investment Funds of the Separate Account invests in shares of a corresponding Portfolio of the Trust. Previously, the Investment Funds had invested in shares of Prism. Shares of Prism's Money Market, Common Stock, Balanced, Aggressive Stock, High Yield and Global Funds formerly held by the Separate Account, were replaced by shares of the corresponding Portfolios of the Trust; and the Investment Fund which had invested in the Bond Fund of Prism now invests (as the Intermediate Government Securities Fund) in shares of the Intermediate Government Securities Portfolio of the Trust.

PART 4--EXPERTS
-----------------------------------------------------------------------------

The financial statements as of December 31, 1996 and for each of the two years in the period then ended for the Separate Account and the financial statements as of December 31, 1996 and December 31, 1995 and for each of the three years ended December 31, 1996 for Equitable Life have been audited by Price Waterhouse LLP, as stated in its reports. These financial statements included in this SAI have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given the authority of such firm as experts in accounting and auditing.


PART 5--MONEY MARKET FUND YIELD INFORMATION
-----------------------------------------------------------------------------

The Money Market Fund calculates yield information for seven-day periods. The seven-day current yield calculation is based on a hypothetical Account Balance with one Unit at the beginning of the period. To determine the seven-day rate of return, the net change in the Unit Value is computed by subtracting the Unit Value at the beginning of the period from a Unit Value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average administrative charge factor (explained below). This reduction is made to recognize the deduction of the participant service charge, which is not reflected in the unit value. See "Deductions and Charges--Participant Service Charge" in the prospectus. Unit Values reflect all other accrued expenses of the Money Market Fund.

The adjusted net change is divided by the Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This seven-day adjusted base period return is then multiplied by 365/7 to produce an annualized seven-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the participant service charge that is deducted from the Money Market Fund will vary for each Participant depending upon how the Account Balance is allocated among the Investment Options. To determine the effect of the participant service charge on the yield, we start with the total dollar amount of the charges deducted from the Fund on the last day of the prior quarter. This amount is multiplied by 7/91.25 to produce an average participant service charge factor which is used in all weekly yield computations for the ensuing quarter. The average administrative charge is then divided by the number of Money Market Fund Units as of the

-----------------------------------------------------------------------------
end of the prior calendar quarter, and the resulting quotient is deducted from the net change in Unit Value for the seven-day period.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Money Market Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1) (365)/7 -1.

The Money Market Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of Units of the Money Market Fund will fluctuate and not remain constant.

The Money Market Fund yields reflect charges that are not normally reflected in the yields of other investments and therefore may be lower when compared with yields of other investments. Money Market Fund yields should not be compared to the return on fixed rate investments which guarantee rates of interest for specified periods, such as the Guaranteed Rate Accounts or bank deposits. The yield should not be compared to the yield of money market funds made available to the general public because their yields usually are calculated on the basis of a constant $1 price per share and they pay out earnings in dividends which accrue on a daily basis.


The seven-day current yield for the Money Market Fund was 4.50% for the period ended December 31, 1996. The effective yield for that period was 4.56%. Because these yields reflect the deduction of Separate Account expenses, including the participant service charge, they are lower than the corresponding yield figures for the Money Market Portfolio which reflect only the deduction of Trust-level expenses.


PART 6--FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

The financial statements of Equitable Life included herein should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the certificates. The financial statements begin on the following page.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account No. 301 of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Money Market Fund, Common Stock Fund, Intermediate Government Securities Fund, Balanced Fund, High Yield Fund, Aggressive Stock Fund, Global Fund, Growth Investors Fund, Conservative Investors Fund and Growth & Income Fund, separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account No. 301 at December 31, 1996, the results of each of their operations and changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's managament; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares in The Hudson River Trust at December 31, 1996 with the transfer agent, provide a reasonable basis for the opinion expressed above. The unit value information presented in
Note 5 for the year ended December 31, 1992 and for each of the periods indicated prior thereto, were audited by other independent accountants whose report dated February 16, 1993 expressed an unqualified opinion on the financial statements containing such information.

Price Waterhouse LLP
New York, New York
February 10, 1997

                                     FSA-1

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                                         INTERMEDIATE
                                  MONEY       COMMON      GOVERNMENT
                                 MARKET        STOCK      SECURITIES    BALANCED
                                  FUND         FUND          FUND         FUND
                               -----------  -----------  ------------  -----------
ASSETS:
Investments in shares of
 The Hudson River Trust,
 at market value (Note 1)
  Cost:   $20,759,853  ......  $20,726,015
           60,185,384  ......               $72,448,085
           5,922,957  .......                             $5,507,714
           33,896,408  ......                                          $34,869,025
           2,822,411  .......
           7,511,977  .......
           4,971,174  .......
           1,454,022  .......
           867,092 ..........
           3,065,567  .......
Due from Equitable Life's
 General Account ............       97,571      257,595          786           176
                               -----------  -----------  ------------  -----------
Total assets ................   20,823,586   72,705,680    5,508,500    34,869,201
                               -----------  -----------  ------------  -----------
LIABILITIES:
Payable for The Hudson River
 Trust shares purchased  ....       96,613      257,594           50           158
Accrued expenses ............       12,874       36,759        3,971        20,565
                               -----------  -----------  ------------  -----------
Total liabilities ...........      109,487      294,353        4,021        20,723
                               -----------  -----------  ------------  -----------
NET ASSETS ATTRIBUTABLE TO
 CONTRACT OWNERS.............  $20,714,099  $72,411,327   $5,504,479   $34,848,478
                               ===========  ===========  ============  ===========
Units Outstanding at
 December 31, 1996 ..........      803,933      691,721      130,434       558,869
                               ===========  ===========  ============  ===========
Unit Value at December 31,
 1996 (Note 5) ..............  $     25.77  $    104.68   $    42.20   $     62.36
                               ===========  ===========  ============  ===========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                  HIGH     AGGRESSIVE                GROWTH    CONSERVATIVE   GROWTH &
                                 YIELD       STOCK       GLOBAL    INVESTORS    INVESTORS      INCOME
                                  FUND        FUND        FUND        FUND         FUND         FUND
                               ----------  ----------  ----------  ----------  ------------  ----------
ASSETS:
Investments in shares of
 The Hudson River Trust,
 at market value (Note 1)
  Cost:   $20,759,853  ......
           60,185,384  ......
           5,922,957  .......
           33,896,408  ......
           2,822,411  .......  $2,829,425
           7,511,977  .......              $7,447,884
           4,971,174  .......                          $5,556,154
           1,454,022  .......                                      $1,428,763
           867,092 ..........                                                    $875,386
           3,065,567  .......                                                                $3,362,700
Due from Equitable Life's
 General Account ............          --         131          38          --          --            --
                               ----------  ----------  ----------  ----------  ------------  ----------
Total assets ................   2,829,425   7,448,015   5,556,192   1,428,763     875,386     3,362,700
                               ----------  ----------  ----------  ----------  ------------  ----------
LIABILITIES:
Payable for The Hudson River
 Trust shares purchased  ....          --         131          38          --          --            --
Accrued expenses ............       2,081       4,905       3,544       1,419       1,071         2,005
                               ----------  ----------  ----------  ----------  ------------  ----------
Total liabilities ...........       2,081       5,036       3,582       1,419       1,071         2,005
                               ----------  ----------  ----------  ----------  ------------  ----------
NET ASSETS ATTRIBUTABLE TO
 CONTRACT OWNERS.............  $2,827,344  $7,442,979  $5,552,610  $1,427,344    $874,315    $3,360,695
                               ==========  ==========  ==========  ==========  ============  ==========
Units Outstanding at
 December 31, 1996 ..........     106,886     187,356     213,987     104,609      71,356       230,908
                               ==========  ==========  ==========  ==========  ============  ==========
Unit Value at December 31,
 1996 (Note 5) ..............  $    26.45  $    39.73  $    25.95  $    13.64    $  12.25    $    14.55
                               ==========  ==========  ==========  ==========  ============  ==========

See Notes to Financial Statements.

                                     FSA-2

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                               INTERMEDIATE
                                        MONEY       COMMON      GOVERNMENT
                                        MARKET       STOCK      SECURITIES    BALANCED
                                         FUND        FUND          FUND         FUND
                                      ----------  -----------  ------------  ----------
INCOME AND EXPENSE:
 Investment Income:
  Dividends from The Hudson River
   Trust (Note 1):..................  $1,037,717  $   538,392   $ 325,655    $1,086,003
                                      ----------  -----------  ------------  ----------
 Expenses (Note 2):
  Administrative fees...............      52,478      160,003      14,820        86,691
  Recordkeeping charges.............      25,899       61,325      12,572        38,544
  Professional fees.................       5,068       15,428       1,456         8,442
  Printing and mailing expenses ....       6,221       18,939       1,787        10,363
  Miscellaneous.....................         291          881          84           483
                                      ----------  -----------  ------------  ----------
   Total expenses...................      89,957      256,576      30,719       144,523
 Less: Reimbursement for excess
  expense limitation................      10,867           --       8,879            18
                                      ----------  -----------  ------------  ----------
   Net expenses.....................      79,090      256,576      21,840       144,505
                                      ----------  -----------  ------------  ----------
NET INVESTMENT INCOME (LOSS) .......     958,627      281,816     303,815       941,498
                                      ----------  -----------  ------------  ----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTE 1): ..........
 Realized gain (loss) on
  investments.......................      59,696    1,311,014    (194,292)      411,154
 Realized gain distribution from
  The Hudson River Trust............          --    7,232,565          --     2,827,694
                                      ----------  -----------  ------------  ----------
   Net Realized Gain (Loss).........      59,696    8,543,579    (194,292)    3,238,848
                                      ----------  -----------  ------------  ----------
 Change in unrealized
  appreciation/(depreciation) of
  investments.......................     (16,202)   4,909,576      80,606      (521,010)
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............      43,494   13,453,155    (113,686)    2,717,838
                                      ----------  -----------  ------------  ----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS..........  $1,002,121  $13,734,971   $ 190,129    $3,659,336
                                      ==========  ===========  ============  ==========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                        HIGH    AGGRESSIVE             GROWTH    CONSERVATIVE  GROWTH &
                                       YIELD      STOCK      GLOBAL   INVESTORS   INVESTORS     INCOME
                                        FUND       FUND       FUND      FUND         FUND        FUND
                                      --------  ----------  --------  ---------  ------------  --------
INCOME AND EXPENSE:
 INVESTMENT INCOME:
  DIVIDENDS FROM THE HUDSON RIVER
   TRUST (NOTE 1):..................  $238,702  $   17,261  $ 92,505  $ 32,933     $ 35,250    $ 39,914
                                      --------  ----------  --------  ---------  ------------  --------
 EXPENSES (NOTE 2):
  ADMINISTRATIVE FEES...............     5,940      18,432    12,941     3,408        2,043       5,057
  RECORDKEEPING CHARGES.............     9,314      14,054    11,786     8,481        7,905       8,891
  PROFESSIONAL FEES.................       571       1,785     1,253       329          196         473
  PRINTING AND MAILING EXPENSES ....       700       2,191     1,538       404          241         580
  MISCELLANEOUS.....................        32         102        72        19           10          26
                                      --------  ----------  --------  ---------  ------------  --------
   TOTAL EXPENSES...................    16,557      36,564    27,590    12,641       10,395      15,027
 LESS: REIMBURSEMENT FOR EXCESS
  EXPENSE LIMITATION................        10          --        --        --           --          --
                                      --------  ----------  --------  ---------  ------------  --------
   NET EXPENSES.....................    16,547      36,564    27,590    12,641       10,395      15,027
                                      --------  ----------  --------  ---------  ------------  --------
NET INVESTMENT INCOME (LOSS) .......   222,155     (19,303)   64,915    20,292       24,855      24,887
                                      --------  ----------  --------  ---------  ------------  --------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTE 1): ..........
 REALIZED GAIN (LOSS) ON
  INVESTMENTS.......................      (363)    452,409   113,758    59,737       21,791     108,071
 REALIZED GAIN DISTRIBUTION FROM
  THE HUDSON RIVER TRUST............   169,177   1,392,759   247,535   170,554       19,334     160,976
                                      --------  ----------  --------  ---------  ------------  --------
   NET REALIZED GAIN (LOSS).........   168,814   1,845,168   361,293   230,291       41,125     269,047
                                      --------  ----------  --------  ---------  ------------  --------
 CHANGE IN UNREALIZED
  APPRECIATION/(DEPRECIATION) OF
  INVESTMENTS.......................    70,493    (541,744)  240,914   (98,089)     (35,434)     74,966
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS..............   239,307   1,303,424   602,207   132,202        5,691     344,013
                                      --------  ----------  --------  ---------  ------------  --------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS..........  $461,462  $1,284,121  $667,122  $152,494     $ 30,546    $368,900
                                      ========  ==========  ========  =========  ============  ========

See Notes to Financial Statements.

                              FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                   MONEY MARKET FUND         COMMON STOCK FUND
                                ------------------------  ------------------------
                                   1996         1995         1996         1995
                                -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS:
FROM OPERATIONS:
 Net investment income .......  $   958,627  $ 1,033,317  $   281,816  $   486,318
 Net realized gain (loss) on
  investments.................       59,696      (19,514)   8,543,579    4,093,898
 Change in unrealized
  appreciation (depreciation)
  of investments .............      (16,202)      94,984    4,909,576    9,414,798
                                -----------  -----------  -----------  -----------
 Net increase in net assets
  from operations.............    1,002,121    1,108,787   13,734,971   13,995,014
                                -----------  -----------  -----------  -----------
FROM CONTRACT OWNER
 TRANSACTIONS (NOTES 3 AND 4):
 Contributions and Transfers:
  Contributions ..............    1,652,784    2,601,421    4,029,542    1,421,806
  Transfers from other Funds .    5,736,734    4,608,307    5,281,055    4,213,931
  Transfers from Guaranteed
   Interest Rate Account  ....    1,248,903      907,069      321,524      307,286
                                -----------  -----------  -----------  -----------
   Total......................    8,638,421    8,116,797    9,632,121    5,943,023
                                -----------  -----------  -----------  -----------
 Withdrawals and Transfers:
  Withdrawals ................    2,915,123    5,489,199    3,426,595    3,230,995
  Transfers to other Funds  ..    6,816,252    5,748,048    4,407,325    4,124,230
  Transfers to Guaranteed
   Interest Rate Account......       56,409    1,059,744       51,149      117,782
  Participant service charge .       14,400       20,934       16,200       21,099
                                -----------  -----------  -----------  -----------
   Total......................    9,802,184   12,317,925    7,901,269    7,494,106
                                -----------  -----------  -----------  -----------
  Net increase (decrease) in
   net assets from Contract
   Owner transactions.........   (1,163,763)  (4,201,128)   1,730,852   (1,551,083)
                                -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS ATTRIBUTABLE TO
 CONTRACT OWNERS..............     (161,642)  (3,092,341)  15,465,823   12,443,931
NET ASSETS, BEGINNING OF YEAR
 ATTRIBUTABLE TO CONTRACT
 OWNERS.......................   20,875,741   23,968,082   56,945,504   44,501,573
                                -----------  -----------  -----------  -----------
NET ASSETS, END OF YEAR
 (NOTE 1) ATTRIBUTABLE TO
 CONTRACT OWNERS..............  $20,714,099  $20,875,741  $72,411,327  $56,945,504
                                ===========  ===========  ===========  ===========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                     INTERMEDIATE
                                      GOVERNMENT
                                   SECURITIES FUND           BALANCED FUND           HIGH YIELD FUND
                                ----------------------  ------------------------  ---------------------
                                   1996        1995        1996         1995         1996       1995
                                ----------  ----------  -----------  -----------  ----------  ---------
INCREASE (DECREASE) IN NET
 ASSETS:
FROM OPERATIONS:
 Net investment income .......  $  303,815  $  337,137  $   941,498  $   927,794  $  222,155 $  160,959
 Net realized gain (loss) on
  investments.................    (194,292)    (97,203)   3,238,848    1,128,385     168,814    (15,169)
 Change in unrealized
  appreciation (depreciation)
  of investments .............      80,606     497,322     (521,010)   3,701,929      70,493    136,740
                                ----------  ----------  -----------  -----------  ----------  ---------
 Net increase in net assets
  from operations.............     190,129     737,256    3,659,336    5,758,108     461,462    282,530
                                ----------  ----------  -----------  -----------  ----------  ---------
FROM CONTRACT OWNER
 TRANSACTIONS (NOTES 3 AND 4):
 Contributions and Transfers:
  Contributions ..............     152,473     244,146      614,825      868,908     146,990    103,661
  Transfers from other Funds .     406,548     269,464      224,015      378,163     650,181    181,040
  Transfers from Guaranteed
   Interest Rate Account  ....      29,829      13,289      184,830      103,813      25,965     43,136
                                ----------  ----------  -----------  -----------  ----------  ---------
   Total......................     588,850     526,899    1,023,670    1,350,884     823,136    327,837
                                ----------  ----------  -----------  -----------  ----------  ---------
 Withdrawals and Transfers:
  Withdrawals ................     695,654     543,094    2,625,584    3,332,214      77,388     91,857
  Transfers to other Funds  ..     804,638     311,766    1,752,837      912,130     261,722     73,378
  Transfers to Guaranteed
   Interest Rate Account......      12,000     163,916       52,823      288,178       1,489     11,060
  Participant service charge .         939       1,487        7,225       10,445         345        424
                                ----------  ----------  -----------  -----------  ----------  ---------
   Total......................   1,513,231   1,020,263    4,438,469    4,542,967     340,944    176,719
                                ----------  ----------  -----------  -----------  ----------  ---------
  Net increase (decrease) in
   net assets from Contract
   Owner transactions.........    (924,381)   (493,364)  (3,414,799)  (3,192,083)    482,192    151,118
                                ----------  ----------  -----------  -----------  ----------  ---------
INCREASE (DECREASE) IN NET
 ASSETS ATTRIBUTABLE TO
 CONTRACT OWNERS..............    (734,252)    243,892      244,537    2,566,025     943,654    433,648
NET ASSETS, BEGINNING OF YEAR
 ATTRIBUTABLE TO CONTRACT
 OWNERS.......................   6,238,731   5,994,839   34,603,941   32,037,916   1,883,690  1,450,042
                                ----------  ----------  -----------  -----------  ----------  ---------
NET ASSETS, END OF YEAR
 (NOTE 1) ATTRIBUTABLE TO
 CONTRACT OWNERS..............  $5,504,479  $6,238,731  $34,848,478  $34,603,941  $2,827,344 $1,883,690
                                ==========  ==========  ===========  ===========  ==========  =========

See Notes to Financial Statements.

                              FSA-4

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                AGGRESSIVE STOCK FUND        GLOBAL FUND
                                ----------------------  ----------------------
                                   1996        1995        1996        1995
                                ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income
 (loss).......................  $  (19,303) $  (14,321) $   64,915  $   50,097
 Net realized gain on
  investments ................   1,845,168     894,090     361,293     192,825
 Change in unrealized
  appreciation (depreciation)
  of investments .............    (541,744)    439,966     240,914     435,771
                                ----------  ----------  ----------  ----------
 Net increase in net assets
  from operations ............   1,284,121   1,319,735     667,122     678,693
                                ----------  ----------  ----------  ----------
FROM CONTRACT OWNER
 TRANSACTIONS (NOTES 3 AND 4):
 Contributions and Transfers:
  Contributions ..............     406,531     554,849     138,950     395,914
  Transfers from other Funds .   2,923,402   3,743,211   1,005,748   1,465,044
  Transfers from Guaranteed
   Interest Rate Account  ....      98,695     119,098      67,007      77,476
                                ----------  ----------  ----------  ----------
   Total......................   3,428,628   4,417,158   1,211,705   1,938,434
 Withdrawals and Transfers:
  Withdrawals ................     453,535     321,607     252,398     230,523
  Transfers to other Funds  ..   3,016,856   2,701,872     638,557   1,525,712
  Transfers to Guaranteed
   Interest Rate Account......      18,220       8,485         500      48,671
  Participant service charge .       1,108       1,224         742       1,017
                                ----------  ----------  ----------  ----------
   Total......................   3,489,719   3,033,188     892,197   1,805,923
                                ----------  ----------  ----------  ----------
  Net increase in net assets
   from Contract Owner
   transactions ..............     (61,091)  1,383,970     319,508     132,511
                                ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS ATTRIBUTABLE TO
 CONTRACT OWNERS .............   1,223,030   2,703,705     986,630     811,204
NET ASSETS, BEGINNING OF YEAR
 ATTRIBUTABLE TO CONTRACT
 OWNERS.......................   6,219,949   3,516,244   4,565,980   3,754,776
                                ----------  ----------  ----------  ----------
NET ASSETS, END OF YEAR
 (NOTE 1) ATTRIBUTABLE TO
 CONTRACT OWNERS..............  $7,442,979  $6,219,949  $5,552,610  $4,565,980
                                ==========  ==========  ==========  ==========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                        GROWTH             CONSERVATIVE            GROWTH &
                                    INVESTORS FUND        INVESTORS FUND          INCOME FUND
                                ----------------------  -------------------  ---------------------
                                   1996        1995       1996      1995        1996       1995
                                ----------  ----------  --------  ---------  ----------  ---------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income
 (loss).......................  $   20,292  $   15,597  $ 24,855 $   25,237  $   24,887 $   27,407
 Net realized gain on
  investments ................     230,291      35,369    41,125     10,508     269,047     24,033
 Change in unrealized
  appreciation (depreciation)
  of investments .............     (98,089)     80,196   (35,434)    58,432      74,966    227,245
                                ----------  ----------  --------  ---------  ----------  ---------
 Net increase in net assets
  from operations ............     152,494     131,162    30,546     94,177     368,900    278,685
                                ----------  ----------  --------  ---------  ----------  ---------
FROM CONTRACT OWNER
 TRANSACTIONS (NOTES 3 AND 4):
 Contributions and Transfers:
  Contributions ..............     160,032     496,380    97,989    308,750     399,075    213,755
  Transfers from other Funds .     372,192     379,453   176,578    892,949   1,492,294    318,466
  Transfers from Guaranteed
   Interest Rate Account  ....      32,473      25,060    16,550        620      40,086     17,921
                                ----------  ----------  --------  ---------  ----------  ---------
   Total......................     564,697     900,893   291,117  1,202,319   1,931,455    550,142
 Withdrawals and Transfers:
  Withdrawals ................     212,724     124,794   127,152    100,865     428,697    111,599
  Transfers to other Funds  ..     217,358     133,088   205,845    804,834     147,357    114,971
  Transfers to Guaranteed
   Interest Rate Account......          --          --        --         --          --      2,489
  Participant service charge .         166         201        83        107         174        201
                                ----------  ----------  --------  ---------  ----------  ---------
   Total......................     430,248     258,083   333,080    905,806     576,228    229,260
                                ----------  ----------  --------  ---------  ----------  ---------
  Net increase in net assets
   from Contract Owner
   transactions ..............     134,449     642,810   (41,963)   296,513   1,355,227    320,882
                                ----------  ----------  --------  ---------  ----------  ---------
INCREASE (DECREASE) IN NET
 ASSETS ATTRIBUTABLE TO
 CONTRACT OWNERS .............     286,943     773,972   (11,417)   390,690   1,724,127    599,567
NET ASSETS, BEGINNING OF YEAR
 ATTRIBUTABLE TO CONTRACT
 OWNERS.......................   1,140,401     366,429   885,732    495,042   1,636,568  1,037,001
                                ----------  ----------  --------  ---------  ----------  ---------
NET ASSETS, END OF YEAR
 (NOTE 1) ATTRIBUTABLE TO
 CONTRACT OWNERS..............  $1,427,344  $1,140,401  $874,315 $  885,732  $3,360,695 $1,636,568
                                ==========  ==========  ========  =========  ==========  =========

See Notes to Financial Statements.

                              FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

1. General

   The Equitable Life Assurance Society of the United States (Equitable Life) Separate Account No. 301 (the Account) is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account is used to fund benefits under certain group annuity contracts and certificates (Contracts) in connection with individual retirement annuities and tax-sheltered annuity arrangements. The Account has ten investment funds (Funds): the Money Market Fund, the Common Stock Fund, the Intermediate Government Securities Fund, the Balanced Fund, the High Yield Fund, the Aggressive Stock Fund, the Global Fund, the Growth Investors Fund, the Conservative Investors Fund, and the Growth & Income Fund. The assets in each Fund are invested in Class IA shares of a corresponding portfolio (Portfolio), of a mutual fund, The Hudson River Trust (Trust). The Trust is an open-end, diversified, management investment company that invests the assets of separate accounts of insurance companies. Each Portfolio has separate investment objectives.

   The net assets of the Account are not chargeable with liabilities arising our of any other business Equitable Life may conduct. The excess of assets over reserves and other contract liabilities, if any, in the Account are beneficially owned by Equitable Life and may be transferred to Equitable Life's General Account.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio.

   Investment transactions are recorded on the trade date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions.

   Dividends are recorded at the end of each quarter on the ex-dividend date. Capital gains are distributed by the Trust at the end of each year.

   No Federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no Federal income tax payable by Equitable Life is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required.

3. Asset Charges

   The following charges are made directly against the assets of the Account and are reflected daily in the computation of the unit values of the
   Contracts:

     o Administrative fees are charged at an effective annual rate of 0.25% of the net assets of each Fund.

                              FSA-6

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301

   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
   DECEMBER 31, 1996
    (Continued)

     o Direct operating expenses are paid to cover expenses attributable to the operations of each Fund.

   Under the Contracts, Equitable Life reimburses the Money Market Fund, the Common Stock Fund, the Intermediate Government Securities Fund and the Balanced Fund for the excess of the aggregate expense charges of the Fund (including investment advisory fees and certain other Trust expenses attributable to assets of such Fund invested in a Portfolio of the Trust and the asset-based charges of the Fund, as described above) which during any calendar year exceed 1.5% of the average daily net assets of the Common Stock Fund, the Intermediate Government Securities Fund and the Balanced Fund and 1.0% of the Money Market Fund. In addition, Equitable Life reimburses the High Yield Fund, the Aggressive Stock Fund and the Global Fund for aggregate expenses in excess of a 1.5% (effective annual rate) voluntary expense limitation of each Fund's average daily net assets. The voluntary expense limitation may be discontinued by Equitable Life at its discretion.

   Also, if the annual amount of management fees applicable to the Money Market Fund and the Intermediate Government Securities Fund exceeds 0.35% of the average daily net asset value of either Fund, Equitable Life will reimburse the related Fund for such excess. This expense limitation is a contractual right for Participants who enrolled prior to May 1, 1987 and cannot be changed without the consent of those Participants. Equitable Life has voluntarily agreed to impose this expense limitation for Participants who enrolled after May 1, 1987 and reserves the right to discontinue this at any time.

   Effective March 21, 1994, administrative services for the Account are being provided by Equitable Life. Prior thereto, the services were provided by a third party.

   A quarterly Participant Service Charge for administrative expense is made for each participant at the end of each calendar quarter before retirement date. The portion of this charge allocable to the Funds is made by reducing the units of each Fund owned by a participant under a Contract.

4. Contributions and Withdrawals:

   Contributions allocated to the Account are not subject to sales expense. Participants may transfer all or part of the cash value under the Contracts from one Fund to another subject to certain limitations. Transfers to the Guaranteed Interest Rate Account from the Account and transfers of the cash value of the Guaranteed Interest Rate Account to the Account may be made subject to certain limitations.

   Full or partial withdrawals, including withdrawals of excess contributions, may be made by participants.

                              FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1996
 (Continued)
   Units of the Account issued and redeemed during the periods indicated were:

                                             YEARS ENDED
                                             DECEMBER 31,
                                        --------------------
                                           1996       1995
                                        ---------  ---------
MONEY MARKET FUND
-----------------
 Issued ...............................   342,708    336,167
 Redeemed..............................   388,975    513,735

COMMON STOCK FUND
-----------------
 Issued ...............................   102,495     78,247
 Redeemed..............................    84,167     98,731

INTERMEDIATE GOVERNMENT SECURITIES
 FUND
----------------------------------
 Issued ...............................    14,284     13,616
 Redeemed..............................    36,700     26,688

BALANCED FUND
-------------
 Issued ...............................    17,640     26,172
 Redeemed..............................    75,972     90,190

HIGH YIELD FUND
---------------
 Issued ...............................    34,258     16,056
 Redeemed..............................    14,281      8,900

AGGRESSIVE STOCK FUND
---------------------
 Issued ...............................    93,501    160,037
 Redeemed..............................    96,541    110,544

GLOBAL FUND
-----------
 Issued ...............................    49,937     94,486
 Redeemed..............................    36,549     88,914

GROWTH INVESTORS FUND
---------------------
 Issued ...............................    44,307     79,498
 Redeemed..............................    32,950     23,679

CONSERVATIVE INVESTORS FUND
---------------------------
 Issued ...............................    25,117    113,203
 Redeemed..............................    28,851     87,995

GROWTH & INCOME FUND
--------------------
 Issued ...............................   141,519     49,981
 Redeemed..............................    44,640     20,466

                              FSA-8

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1996
 (Continued)
 5. Accumulation Unit Values
    Shown below is unit value information for the periods shown.

                                                                   YEARS ENDED DECEMBER 31,
                             ---------------------------------------------------------------------------------------------------
                                1996       1995      1994      1993      1992      1991      1990      1989      1988      1987
                             ---------  --------  --------  --------  --------  --------  --------  --------  --------   --------
MONEY MARKET FUND
-----------------
Unit value, beginning of
 year........................  $ 24.55    $23.32    $22.48    $21.93    $21.29    $20.17    $18.73    $17.23    $16.14    $15.26
Unit value, end of year  ....  $ 25.77    $24.55    $23.32    $22.48     21.93    $21.29    $20.17    $18.73    $17.23    $16.14
Number of units outstanding,
 end of year (000's) ........      804       850     1,028     1,035     1,301     1,528     1,919     1,708     1,379     1,353

COMMON STOCK FUND
-----------------
Unit value, beginning of
 year........................  $ 84.56    $64.13    $65.89    $52.97    $51.55    $35.87    $40.94    $33.04    $29.88    $28.00
Unit value, end of year  ....  $104.68    $84.56    $64.13    $65.89    $52.97    $51.55    $35.87    $40.94    $33.04    $29.88
Number of units outstanding,
 end of year (000's) ........      692       673       694       715       736       790       930       963       978    1,008

INTERMEDIATE GOVERNMENT
SECURITIES FUND
-----------------------
Unit value, beginning of
 year........................  $ 40.82    $36.13    $37.77    $34.34    $32.73    $28.79    $27.19    $23.63    $22.41    $21.86
Unit value, end of year  ....  $ 42.20    $40.82    $36.13    $37.77    $34.34    $32.73    $28.79    $27.19    $23.63    $22.41
Number of units outstanding,
 end of year (000's) ........      130       153       166       188       184       177       242       223       196       176

BALANCED FUND
-------------
Unit value, beginning of
 year........................  $ 56.07    $47.03    $51.38    $45.92    $47.50    $33.76    $33.91    $27.04    $23.88    $24.57
Unit value, end of year  ....  $ 62.36    $56.07    $47.03    $51.38    $45.92    $47.50    $33.76    $33.91    $27.04    $23.88
Number of units outstanding,
 end of year (000's) ........      559       617       681       756       827       949     1,217     1,260     1,220     1,258

                                                                                                                         JUNE 2,
                                                                                                                        1987* TO
                                                                                                                       DECEMBER 31,
HIGH YIELD FUND                                                                                                           1987
---------------                                                                                                        ------------
Unit value, beginning of
 year........................  $ 21.67    $18.18    $18.84    $15.40    $13.84    $11.11    $11.67    $11.60    $10.41    $10.01
Unit value, end of year  ....  $ 26.45    $21.67    $18.18    $18.84    $15.40    $13.84    $11.11    $11.67    $11.60    $10.41
Number of units outstanding,
 end of year (000's) ........      107        87        80        78        53        27        16        18        22         7

AGGRESSIVE STOCK FUND
---------------------
Unit value, beginning of
 year........................  $ 32.67    $24.95    $26.14    $22.54    $23.43    $13.34    $12.47    $ 8.70    $ 8.59    $10.13
Unit value, end of year......  $ 39.73    $32.67    $24.95    $26.14    $22.54    $23.43    $13.34    $12.47    $ 8.70    $8.59
Number of units outstanding,
 end of year (000's) ........      187       190       141       125       156       125        48        27         9        16

GLOBAL FUND
-----------
Unit value, beginning of
 year........................  $ 22.76    $19.25    $18.40    $14.01    $14.20    $11.23    $11.97    $ 9.58    $ 8.58    $10.01
Unit value, end of year  ....  $ 25.95    $22.76    $19.25    $18.40    $14.01    $14.20    $11.23    $11.97    $ 9.58     $8.58
Number of units outstanding,
 end of year (000's) ........      214       201       195       153        55        42        32        19        12         7

------------
* Date on which participant contributions were first allocated to the Fund.

                              FSA-9

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1996
 (Continued)

                                   YEARS ENDED
                                   DECEMBER 31,     MAY 2, 1994* TO
                               ------------------    DECEMBER 31,
                                 1996      1995          1994
                               --------  --------   ---------------
GROWTH INVESTORS FUND
---------------------
Unit value, beginning of
 year.........................   $12.23    $ 9.79       $10.00
Unit value, end of year  .....   $13.64    $12.23       $ 9.79
Number of units outstanding,
 end of year (000's) .........      105        93           37

CONSERVATIVE INVESTORS FUND
---------------------------
Unit value, beginning of
 year.........................   $11.79    $ 9.92       $10.00
Unit value, end of year  .....   $12.25    $11.79       $ 9.92
Number of units outstanding,
 end of year (000's) .........       71        75           50

GROWTH & INCOME FUND
--------------------
Unit value, beginning of
 year.........................   $12.21    $ 9.92       $10.00
Unit value, end of year  .....   $14.55    $12.21       $ 9.92
Number of units outstanding,
 end of year (000's) .........      231       134          105

------------
* Date on which participant contributions were first allocated to the Fund.

                             FSA-10

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its methods of accounting for long-duration participating life insurance contracts and long-lived assets in 1996, for loan impairments in 1995 and for postemployment benefits in 1994.


Price Waterhouse LLP
New York, New York
February 10

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995

                                                                        1996                 1995
                                                                  -----------------    -----------------
                                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.................   $    18,077.0        $    15,899.9
  Mortgage loans on real estate.................................         3,133.0              3,638.3
  Equity real estate............................................         3,297.5              3,916.2
  Policy loans..................................................         2,196.1              1,976.4
  Investment in and loans to affiliates.........................           685.0                636.6
  Other equity investments......................................           597.3                621.1
  Other invested assets.........................................           288.7                706.1
                                                                  -----------------    -----------------
      Total investments.........................................        28,274.6             27,394.6
Cash and cash equivalents.......................................           538.8                774.7
Deferred policy acquisition costs...............................         3,104.9              3,075.8
Amounts due from discontinued GIC Segment.......................           996.2              2,097.1
Other assets....................................................         2,552.2              2,718.1
Closed Block assets.............................................         8,495.0              8,582.1
Separate Accounts assets........................................        29,646.1             24,566.6
                                                                  -----------------    -----------------
TOTAL ASSETS....................................................   $    73,607.8        $    69,209.0
                                                                  =================    =================

LIABILITIES
Policyholders' account balances.................................   $    21,865.6        $    21,911.2
Future policy benefits and other policyholders' liabilities.....         4,416.6              4,007.3
Short-term and long-term debt...................................         1,766.9              1,899.3
Other liabilities...............................................         2,785.1              3,380.7
Closed Block liabilities........................................         9,091.3              9,221.4
Separate Accounts liabilities...................................        29,598.3             24,531.0
                                                                  -----------------    -----------------
      Total liabilities.........................................        69,523.8             64,950.9
                                                                  -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares
  authorized, issued and outstanding............................             2.5                  2.5
Capital in excess of par value..................................         3,105.8              3,105.8
Retained earnings...............................................           798.7                788.4
Net unrealized investment gains.................................           189.9                396.5
Minimum pension liability.......................................           (12.9)               (35.1)
                                                                  -----------------    -----------------
      Total shareholder's equity................................         4,084.0              4,258.1
                                                                  -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY......................   $    73,607.8        $    69,209.0
                                                                  =================    =================

                See Notes to Consolidated Financial Statements.

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                1996               1995               1994
                                                          -----------------  -----------------  -----------------
                                                                              (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income................................................   $      874.0       $       788.2      $       715.0
Premiums................................................          597.6               606.8              625.6
Net investment income...................................        2,175.9             2,088.2            1,998.6
Investment (losses) gains, net..........................           (9.8)                5.3               91.8
Commissions, fees and other income......................        1,081.8               897.1              847.4
Contribution from the Closed Block......................          125.0               143.2              137.0
                                                          -----------------  -----------------  -----------------

      Total revenues....................................        4,844.5             4,528.8            4,415.4
                                                          -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances....        1,270.2             1,248.3            1,201.3
Policyholders' benefits.................................        1,317.7             1,008.6              914.9
Other operating costs and expenses......................        2,048.0             1,775.8            1,857.7
                                                          -----------------  -----------------  -----------------

      Total benefits and other deductions...............        4,635.9             4,032.7            3,973.9
                                                          -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change...........................          208.6               496.1              441.5
Federal income taxes....................................            9.7               120.5              100.2
Minority interest in net income of consolidated
  subsidiaries..........................................           81.7                62.8               50.4
                                                          -----------------  -----------------  -----------------
Earnings from continuing operations before
  cumulative effect of accounting change................          117.2               312.8              290.9
Discontinued operations, net of Federal income taxes....          (83.8)                -                  -
Cumulative effect of accounting change, net of Federal
  income taxes..........................................          (23.1)                -                (27.1)
                                                          -----------------  -----------------  -----------------

Net Earnings............................................   $       10.3       $       312.8      $       263.8
                                                          =================  =================  =================

                See Notes to Consolidated Financial Statements.

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year as
  previously reported.........................................        2,913.6             2,913.6            2,613.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................          192.2               192.2              192.2
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, beginning of year as restated.        3,105.8             3,105.8            2,805.8
Additional capital in excess of par value.....................            -                   -                300.0
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        3,105.8             3,105.8            3,105.8
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year as previously reported...          781.6               484.0              217.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................            6.8                (8.4)              (5.8)
                                                                -----------------  -----------------  -----------------
Retained earnings, beginning of year as restated..............          788.4               475.6              211.8
Net earnings..................................................           10.3               312.8              263.8
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................          798.7               788.4              475.6
                                                                -----------------  -----------------  -----------------

Net unrealized investment gains (losses), beginning of year
  as previously reported......................................          338.2              (203.0)             131.9
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................           58.3               (17.5)              12.7
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), beginning of
  year as restated............................................          396.5              (220.5)             144.6
Change in unrealized investment (losses) gains................         (206.6)              617.0             (365.1)
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), end of year.........          189.9               396.5             (220.5)
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................          (35.1)               (2.7)             (15.0)
Change in minimum pension liability...........................           22.2               (32.4)              12.3
                                                                -----------------  -----------------  -----------------
Minimum pension liability, end of year........................          (12.9)              (35.1)              (2.7)
                                                                -----------------  -----------------  -----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................   $    4,084.0       $     4,258.1      $     3,360.7
                                                                =================  =================  =================

                See Notes to Consolidated Financial Statements.

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $       10.3       $       312.8      $       263.8
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,270.2             1,248.3            1,201.3
  Universal life and investment-type policy fee income........         (874.0)             (788.2)            (715.0)
  Investment losses (gains)...................................            9.8                (5.3)             (91.8)
  Change in Federal income taxes payable......................         (197.1)              221.6               38.3
  Other, net..................................................          364.4               127.3              (19.4)
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          583.6             1,116.5              677.2
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,275.1             1,897.4            2,323.8
  Sales.......................................................        8,964.3             8,867.1            5,816.6
  Return of capital from joint ventures and limited
    partnerships..............................................           78.4                65.2               39.0
  Purchases...................................................      (12,559.6)          (11,675.5)          (7,564.7)
  Decrease (increase) in loans to discontinued GIC Segment....        1,017.0             1,226.9              (40.0)
  Other, net..................................................           56.7              (624.7)            (478.1)
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by investing activities..............         (168.1)             (243.6)              96.6
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        1,925.4             2,586.5            2,082.5
    Withdrawals...............................................       (2,385.2)           (2,657.1)          (2,864.4)
  Net decrease in short-term financings.......................            (.3)              (16.4)            (173.0)
  Additions to long-term debt.................................            -                 599.7               51.8
  Repayments of long-term debt................................         (124.8)              (40.7)            (199.8)
  Proceeds from issuance of Alliance units....................            -                   -                100.0
  Payment of obligation to fund accumulated deficit of
    discontinued GIC Segment..................................            -              (1,215.4)               -
  Capital contribution from the Holding Company...............            -                   -                300.0
  Other, net..................................................          (66.5)              (48.4)              26.5
                                                                -----------------  -----------------  -----------------

Net cash (used) by financing activities.......................         (651.4)             (791.8)            (676.4)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (235.9)               81.1               97.4
Cash and cash equivalents, beginning of year..................          774.7               693.6              596.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      538.8       $       774.7      $       693.6
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      109.9       $        89.6      $        34.9
                                                                =================  =================  =================
  Income Taxes (Refunded) Paid................................   $      (10.0)      $       (82.7)     $        49.2
                                                                =================  =================  =================

                See Notes to Consolidated Financial Statements.

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") converted to a stock life insurance company on July 22, 1992 and became a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which will continue to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), Equitable Real Estate Investment Management, Inc. ("EREIM") and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA-UAP ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 60.8% at December 31, 1996 (63.6% assuming conversion of Series E Convertible Preferred Stock held by AXA and 54.4% if all securities convertible into, and options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP").

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiaries (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary, and EREIM, a real estate investment management subsidiary; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued Guaranteed Interest Contract ("GIC") Segment (see Note 7).

        The years "1996," "1995" and "1994" refer to the years ended December 31, 1996, 1995 and 1994, respectively.

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1996 presentation.


        Closed Block
        ------------

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. The plan of demutualization prohibits the reallocation, transfer, borrowing or lending of assets between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or to any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations
        -----------------------

        In 1991, the Company's management adopted a plan to discontinue the business operations of the GIC Segment, consisting of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and Guaranteed Interest Contract ("GIC") lines of business. The Company established a pre-tax provision for the estimated future losses of the GIC line of business and a premium deficiency reserve for the Wind-Up Annuities. Subsequent losses incurred have been charged to the two loss provisions. Management reviews the adequacy of the allowance and reserve each quarter. During the fourth quarter 1996 review, management determined it was necessary to increase the allowance for expected future losses of the GIC Segment. Management believes the loss provisions for GIC contracts and Wind-Up Annuities at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized (See Note 7).

        Accounting Changes
        ------------------

        In 1996, the Company changed its method of accounting for long-duration participating life insurance contracts, primarily within the Closed Block, in accordance with the provisions prescribed by Statement of Financial Accounting Standards ("SFAS") No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts". The effect of this change, including the impact on the Closed Block, was to increase earnings from continuing operations before cumulative effect of accounting change by $19.2 million, net of Federal income taxes of $10.3 million for 1996. The financial statements for 1995 and 1994 have been retroactively restated for the change which resulted in an increase (decrease) in earnings before cumulative effect of accounting change of $15.2 million, net of Federal income taxes of $8.2 million, and $(2.6) million, net of Federal income tax benefit of $1.0 million, respectively. Shareholder's equity increased $199.1 million as of January 1, 1994 for the effect of retroactive application of the new method. (See "Deferred Policy Acquisition Costs," "Policyholders' Account Balances and Future Policy Benefits" and Note 6.)

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," as of January 1, 1996. The statement requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. The adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held and used. Real estate which management has committed to disposing of by sale or abandonment is classified as real estate to be disposed of. Valuation allowances on real estate to be disposed of continue to be computed using the lower of estimated fair value or depreciated cost, net of disposition costs. Implementation of the SFAS No. 121 impairment requirements relative to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities being vacated beginning in 1996.

        In the first quarter of 1995, the Company adopted SFAS No. 114, "Accounting by Creditors for Impairment of a Loan". This statement applies to all loans, including loans restructured in a troubled debt restructuring involving a modification of terms. This statement addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. Impaired loans within the scope of this statement are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The Company provides for impairment of loans through an allowance for possible losses. The adoption of this statement did not have a material effect on the level of these allowances or on the Company's consolidated statements of earnings and shareholder's equity.

        Beginning coincident with issuance of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," implementation guidance in November 1995, the Financial Accounting Standards Board ("FASB") permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, consolidated shareholder's equity increased by $149.4 million, net of deferred policy acquisition costs ("DAC"), amounts attributable to participating group annuity contracts and deferred Federal income taxes.

        In the fourth quarter of 1994 (effective as of January 1, 1994), the Company adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits," which required employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $27.1 million, net of a Federal income tax benefit of $14.6 million.

        New Accounting Pronouncements
        -----------------------------

        The FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant or, alternatively, to continue to apply the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Companies which elect to continue to apply APB Opinion No. 25 must provide pro forma net income disclosures for employee stock option grants made in 1995 and future years as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of APB Opinion No. 25 (see Note 21).

        In June 1996, the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 125 specifies the accounting and reporting requirements for transfers of financial assets, the recognition and measurement of servicing assets and liabilities and extinguishments of liabilities. SFAS No. 125 is effective for transactions occurring after December 31, 1996 and is to be applied prospectively. In December 1996, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which defers for one year the effective date of provisions relating to secured borrowings and collateral and transfers of financial assets that are part of repurchase agreements, dollar-roll, securities lending and similar transactions. Management has not yet determined the effect of implementing SFAS No. 125.

        Valuation of Investments
        ------------------------

        Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Effective with the adoption of SFAS No. 114 on January 1, 1995, the valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value. Prior to the adoption of SFAS No. 114, the valuation allowances were based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans management believed may not be collectible in full. In establishing valuation allowances, management previously considered, among other things the estimated fair value of the underlying collateral.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses) net. Valuation allowances on real estate available for sale are computed using the lower of current estimated fair value or depreciated cost, net of disposition costs. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Investment Results and Unrealized Investment Gains (Losses)
        -----------------------------------------------------------

        Net investment income and realized investment gains and losses (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized investment gains and losses are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to the discontinued GIC Segment, participating group annuity contracts, and DAC related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs
        ---------------------------------

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred.

        DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1996, the expected investment yield ranged from 7.30% grading to 7.68% over 13 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. Deviations of actual results from estimated experience are reflected in earnings in the period such deviations occur. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue. In the fourth quarter of 1996, the DAC related to DI contracts issued prior to July 1993 was written off.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, include a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996, a loss recognition study on participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, including expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During the fourth quarter of 1996, the Company completed a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual disability income and major medical policies were $711.8 million and $639.6 million at December 31, 1996 and 1995, respectively (excluding $175.0 million of reserve strengthening in 1996). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding $175.0 million of reserve strengthening in 1996) are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Incurred benefits related to current year..........  $       189.0       $      176.0       $      188.6
        Incurred benefits related to prior years...........           69.1               67.8               28.7
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       258.1       $      243.8       $      217.3
                                                            =================   ================   =================
        Benefits paid related to current year..............  $        32.6       $       37.0       $       43.7
        Benefits paid related to prior years...............          153.3              137.8              132.3
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       185.9       $      174.8       $      176.0
                                                            =================   ================   =================

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by Equitable Life's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        Equitable Life is subject to limitations on the amount of statutory profits which can be retained with respect to certain classes of individual participating policies that were in force on July 22, 1992 which are not included in the Closed Block and with respect to participating policies issued subsequent to July 22, 1992. Excess statutory profits, if any, will be distributed over time to such policyholders and will not be available to Equitable Life's shareholder. Earnings in excess of limitations, if any, would be accrued as policyholders' dividends.

        At December 31, 1996, participating policies, including those in the Closed Block, represent approximately 24.2% ($52.3 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes
        --------------------

        The Company files a consolidated Federal income tax return with the Holding Company and its non-life insurance subsidiaries. Current Federal income taxes were charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities were recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts
        -----------------

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1996, 1995 and 1994, investment results of such Separate Accounts were $2,970.6 million, $1,963.2 million and $665.2 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED         ESTIMATED
                                                      COST              GAINS              LOSSES           FAIR VALUE
                                                -----------------  -----------------   ----------------   ---------------
                                                                             (IN MILLIONS)
        DECEMBER 31, 1996
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    13,645.2      $       451.5       $      121.0       $   13,975.7
            Mortgage-backed....................        2,015.9               11.2               20.3            2,006.8
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,539.4               39.2               19.3            1,559.3
            States and political subdivisions..           77.0                4.5                -                 81.5
            Foreign governments................          302.6               18.0                2.2              318.4
            Redeemable preferred stock.........          139.1                3.3                7.1              135.3
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    17,719.2      $       527.7       $      169.9       $   18,077.0
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        98.7      $        49.3       $       17.7       $      130.3
                                                =================  =================   ================   ===============

        December 31, 1995
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    10,910.7      $       617.6       $      118.1       $   11,410.2
            Mortgage-backed....................        1,838.0               31.2                1.2            1,868.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        2,257.0               77.8                4.1            2,330.7
            States and political subdivisions..           45.7                5.2                -                 50.9
            Foreign governments................          124.5               11.0                 .2              135.3
            Redeemable preferred stock.........          108.1                5.3                8.6              104.8
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    15,284.0      $       748.1       $      132.2       $   15,899.9
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        97.3      $        49.1       $       18.0       $      128.4
                                                =================  =================   ================   ===============

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1996 and 1995, securities without a readily ascertainable market value having an amortized cost of $3,915.7 million and $3,748.9 million, respectively, had estimated fair values of $4,024.6 million and $3,981.8 million, respectively.

        The contractual maturity of bonds at December 31, 1996 is shown below:

                                                   AVAILABLE FOR SALE
                                           ------------------------------------
                                              AMORTIZED          ESTIMATED
                                                COST             FAIR VALUE
                                           ----------------   -----------------
                                                      (IN MILLIONS)

        Due in one year or less...........  $      539.6       $      542.5
        Due in years two through five.....       2,776.2            2,804.0
        Due in years six through ten......       6,044.7            6,158.1
        Due after ten years...............       6,203.7            6,430.3
        Mortgage-backed securities........       2,015.9            2,006.8
                                           ----------------   -----------------
        Total.............................  $   17,580.1       $   17,941.7
                                           ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1996, approximately 14.20% of the $17,563.7 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        The Company has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio includes amortized costs of $5.5 million and $15.9 million at December 31, 1996 and 1995, respectively, of such restructured securities. These amounts include fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $2.2 million and $1.6 million as of December 31, 1996 and 1995, respectively. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $1.4 million, $3.0 million and $7.5 million in 1996, 1995 and 1994, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $1.3 million, $2.9 million and $6.8 million in 1996, 1995 and 1994, respectively.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balances, beginning of year........................  $       325.3       $      284.9       $      355.6
        SFAS No. 121 release...............................         (152.4)               -                  -
        Additions charged to income........................          125.0              136.0               51.0
        Deductions for writedowns and
          asset dispositions...............................         (160.8)             (95.6)            (121.7)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================
        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        50.4       $       65.5       $       64.2
          Equity real estate...............................           86.7              259.8              220.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================

        At December 31, 1996, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $25.0 million of fixed maturities and $2.6 million of mortgage loans on real estate.

        At December 31, 1996 and 1995, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $12.4 million (0.4% of total mortgage loans on real estate) and $87.7 million (2.4% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $388.3 million and $531.5 million at December 31, 1996 and 1995, respectively. These amounts include $1.0 million and $3.8 million of problem mortgage loans on real estate at December 31, 1996 and 1995, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $35.5 million, $52.1 million and $44.9 million in 1996, 1995 and 1994, respectively. Gross interest income on these loans included in net investment income aggregated $28.2 million, $37.4 million and $32.8 million in 1996, 1995 and 1994, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   1996                 1995
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with provision for losses..................  $        340.0       $        310.1
        Impaired mortgage loans with no provision for losses...............           122.3                160.8
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           462.3                470.9
        Provision for losses...............................................            46.4                 62.7
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        415.9       $        408.2
                                                                            ===================  ===================

        Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1996 and 1995, respectively, the Company's average recorded investment in impaired mortgage loans was $552.1 million and $429.0 million. Interest income recognized on these impaired mortgage loans totaled $38.8 million and $27.9 million for 1996 and 1995, respectively, including $17.9 million and $13.4 million recognized on a cash basis.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1996 and 1995, the carrying value of equity real estate available for sale amounted to $345.6 million and $255.5 million, respectively. For 1996, 1995 and 1994, respectively, real estate of $58.7 million, $35.3 million and $189.8 million was acquired in satisfaction of debt. At December 31, 1996 and 1995, the Company owned $771.7 million and $862.7 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $587.5 million and $662.4 million at December 31, 1996 and 1995, respectively. Depreciation expense on real estate totaled $91.8 million, $121.7 million and $117.0 million for 1996, 1995 and 1994, respectively. As a result of the implementation of SFAS No. 121, during 1996 no depreciation expense has been recorded on real estate available for sale.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information of real estate joint ventures (34 and 38 individual ventures as of December 31, 1996 and 1995, respectively) and of limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        FINANCIAL POSITION
        Investments in real estate, at depreciated cost........................  $    1,883.7       $    2,684.1
        Investments in securities, generally at estimated fair value...........       2,430.6            2,459.8
        Cash and cash equivalents..............................................          98.0              489.1
        Other assets...........................................................         427.0              270.8
                                                                                ----------------   -----------------
        Total assets...........................................................       4,839.3            5,903.8
                                                                                ----------------   -----------------
        Borrowed funds - third party...........................................       1,574.3            1,782.3
        Borrowed funds - the Company...........................................         137.9              220.5
        Other liabilities......................................................         415.8              593.9
                                                                                ----------------   -----------------
        Total liabilities......................................................       2,128.0            2,596.7
                                                                                ----------------   -----------------

        Partners' Capital......................................................  $    2,711.3       $    3,307.1
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      806.8       $      902.2
        Equity in limited partnership interests not included above.............         201.8              212.8
        Other..................................................................           9.8                8.9
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $    1,018.4       $    1,123.9
                                                                                ================   =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       348.9       $      463.5       $      537.7
        Revenues of other limited partnership interests....          386.1              242.3              103.4
        Interest expense - third party.....................         (111.0)            (135.3)            (114.9)
        Interest expense - the Company.....................          (30.0)             (41.0)             (36.9)
        Other expenses.....................................         (282.5)            (397.7)            (430.9)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       311.5       $      131.8       $       58.4
                                                            =================   ================   =================
        Equity in net earnings included above..............  $        73.9       $       49.1       $       18.9
        Equity in net earnings of limited partnerships
          interests not included above.....................           35.8               44.8               25.3
        Other..............................................             .9                1.0                1.8
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       110.6       $       94.9       $       46.0
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                   1996               1995                1994
                                             -----------------   ----------------   -----------------
                                                                  (IN MILLIONS)

        Fixed maturities....................  $     1,307.4       $    1,151.1       $    1,036.5
        Mortgage loans on real estate.......          303.0              329.0              385.7
        Equity real estate..................          442.4              560.4              561.8
        Other equity investments............           94.3               76.9               36.1
        Policy loans........................          160.3              144.4              122.7
        Other investment income.............          217.4              273.0              322.4
                                             -----------------   ----------------   -----------------

          Gross investment income...........        2,524.8            2,534.8            2,465.2
                                             -----------------   ----------------   -----------------

          Investment expenses...............          348.9              446.6              466.6
                                             -----------------   ----------------   -----------------

        Net Investment Income...............  $     2,175.9       $    2,088.2       $    1,998.6
                                             =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $        60.5       $      119.9       $      (14.3)
        Mortgage loans on real estate......................          (27.3)             (40.2)             (43.1)
        Equity real estate.................................          (79.7)             (86.6)              20.6
        Other equity investments...........................           18.9               12.8               75.9
        Issuance and sales of Alliance Units...............           20.6                -                 52.4
        Other..............................................           (2.8)               (.6)                .3
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $        (9.8)      $        5.3       $       91.8
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $29.9 million, $46.7 million and $30.8 million for 1996, 1995 and 1994, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $23.7 million for the year ended December 31, 1996.

        For 1996, 1995 and 1994, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $8,353.5 million, $8,206.0 million and $5,253.9 million. Gross gains of $154.2 million, $211.4 million and $65.2 million and gross losses of $92.7 million, $64.2 million and $50.8 million, respectively, were realized on these sales. The change in unrealized investment (losses) gains related to fixed maturities classified as available for sale for 1996, 1995 and 1994 amounted to $(258.0) million, $1,077.2 million and $(742.2) million, respectively.

        During each of 1995 and 1994, one security classified as held to maturity was sold. During the eleven months ended November 30, 1995 and the year ended December 31, 1994, respectively, twelve and six securities so classified were transferred to the available for sale portfolio. All actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized costs of the securities sold were $1.0 million and $19.9 million with a related investment gain of $-0- million and $.8 million recognized in 1995 and 1994, respectively; the aggregate amortized cost of the securities transferred was $116.0 million and $42.8 million with gross unrealized investment losses of $3.2 million and $3.1 million charged to consolidated shareholder's equity for the eleven months ended November 30, 1995 and the year ended December 31, 1994, respectively. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, unrealized gains on fixed maturities increased $395.6 million, offset by DAC of $126.5 million, amounts attributable to participating group annuity contracts of $39.2 million and deferred Federal income taxes of $80.5 million.

        For 1996, 1995 and 1994, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.7 million, $131.2 million and $175.8 million, respectively.

        In 1996, Alliance acquired the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash, 1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration which will be determined at a later date. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively, which are being amortized over the estimated useful lives of 20 years. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. At December 31, 1996, the Company's ownership of Alliance Units was approximately 57.3%.

        In 1994, Alliance sold 4.96 million newly issued Alliance Units to third parties at prevailing market prices. The Company continues to hold its 1% general partnership interest in Alliance. The Company recognized an investment gain of $52.4 million as a result of these transactions.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year as restated.............  $       396.5       $     (220.5)      $      144.6
        Changes in unrealized investment (losses) gains....         (297.6)           1,198.9             (856.7)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........            -                (78.1)              40.8
            DAC............................................           42.3             (216.8)             273.6
            Deferred Federal income taxes..................           48.7             (287.0)             177.2
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities...............................  $       357.8       $      615.9       $     (461.3)
            Other equity investments.......................           31.6               31.1                7.7
            Other, principally Closed Block................           53.1               93.1               (5.1)
                                                            -----------------   ----------------   -----------------
              Total........................................          442.5              740.1             (458.7)
          Amounts of unrealized investment (gains)
            losses attributable to:
              Participating group annuity contracts........          (72.2)             (72.2)               5.9
              DAC..........................................          (52.0)             (94.3)             122.4
              Deferred Federal income taxes................         (128.4)            (177.1)             109.9
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================

 6)     CLOSED BLOCK

        Summarized financial information of the Closed Block follows:

                                                                                     DECEMBER 31,
                                                                         --------------------------------------
                                                                               1996                 1995
                                                                         -----------------    -----------------
                                                                                     (IN MILLIONS)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $3,820.7 and $3,662.8)......................................  $    3,889.5         $    3,896.2
        Mortgage loans on real estate...................................       1,380.7              1,368.8
        Policy loans....................................................       1,765.9              1,797.2
        Cash and other invested assets..................................         336.1                440.9
        DAC.............................................................         876.5                792.6
        Other assets....................................................         246.3                286.4
                                                                         -----------------    -----------------
        Total Assets....................................................  $    8,495.0         $    8,582.1
                                                                         =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances......  $    8,999.7         $    8,923.5
        Other liabilities...............................................          91.6                297.9
                                                                         -----------------    -----------------
        Total Liabilities...............................................  $    9,091.3         $    9,221.4
                                                                         =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Premiums and other revenue.........................  $       724.8       $      753.4       $      798.1
        Investment income (net of investment
          expenses of $27.3, $26.7 and $19.0)..............          546.6              538.9              523.0
        Investment losses, net.............................           (5.5)             (20.2)             (24.0)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,265.9            1,272.1            1,297.1
                                                            -----------------   ----------------   -----------------
        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,106.3            1,077.6            1,121.6
        Other operating costs and expenses.................           34.6               51.3               38.5
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,140.9            1,128.9            1,160.1
                                                            -----------------   ----------------   -----------------
        Contribution from the Closed Block.................  $       125.0       $      143.2       $      137.0
                                                            =================   ================   =================

        In the fourth quarter of 1996, the Company adopted SFAS No. 120, which prescribes the accounting for individual participating life insurance contracts, most of which are included in the Closed Block. The implementation of SFAS No. 120 resulted in an increase (decrease) in the contribution from the Closed Block of $27.5 million, $18.8 million and $(14.0) million in 1996, 1995 and 1994, respectively.

        The fixed maturity portfolio, based on amortized cost, includes $.4 million and $4.3 million at December 31, 1996 and 1995, respectively, of restructured securities which includes problem fixed maturities of $.3 million and $1.9 million, respectively.

        During the eleven months ended November 30, 1995, one security classified as held to maturity was sold and ten securities classified as held to maturity were transferred to the available for sale portfolio. All actions resulted from significant deterioration in creditworthiness. The amortized cost of the security sold was $4.2 million. The aggregate amortized cost of the securities transferred was $81.3 million with gross unrealized investment losses of $.1 million transferred to equity. At December 1, 1995, $1,750.7 million of securities classified as held to maturity were transferred to the available for sale portfolio. As a result, unrealized gains of $88.5 million on fixed maturities were recognized, offset by DAC amortization of $52.6 million.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had an amortized cost of $4.3 million and $36.5 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $114.2 million and $137.7 million, respectively. At December 31, 1996 and 1995, the restructured mortgage loans on real estate amount included $.7 million and $8.8 million, respectively, of problem mortgage loans on real estate.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)

        Impaired mortgage loans with provision for losses.........  $       128.1      $       106.8
        Impaired mortgage loans with no provision for losses......             .6               10.1
                                                                   ----------------   -----------------
        Recorded investment in impaired mortgages.................          128.7              116.9
        Provision for losses......................................           12.9               17.9
                                                                   ----------------   -----------------
        Net Impaired Mortgage Loans...............................  $       115.8      $        99.0
                                                                   ================   =================

        During 1996 and 1995, respectively, the Closed Block's average recorded investment in impaired mortgage loans was $153.8 million and $146.9 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.9 million and $5.9 million for 1996 and 1995, respectively, including $4.7 million and $1.3 million recognized on a cash basis.

        Valuation allowances amounted to $13.8 million and $18.4 million on mortgage loans on real estate and $3.7 million and $4.3 million on equity real estate at December 31, 1996 and 1995, respectively. Writedowns of fixed maturities amounted to $12.8 million, $16.8 million and $15.9 million for 1996, 1995 and 1994, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held and used.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 7)     DISCONTINUED OPERATIONS

        Summarized financial information of the GIC Segment follows:

                                                             DECEMBER 31,
                                                 --------------------------------------
                                                       1996                 1995
                                                 -----------------    -----------------
                                                             (IN MILLIONS)
        Assets
        Mortgage loans on real estate...........  $    1,111.1         $    1,485.8
        Equity real estate......................         925.6              1,122.1
        Other invested assets...................         474.0                665.2
        Other assets............................         226.1                579.3
                                                 -----------------    -----------------
        Total Assets............................  $    2,736.8         $    3,852.4
                                                 =================    =================

        Liabilities
        Policyholders' liabilities..............  $    1,335.9         $    1,399.8
        Allowance for future losses.............         262.0                164.2
        Amounts due to continuing operations....         996.2              2,097.1
        Other liabilities.......................         142.7                191.3
                                                 -----------------    -----------------
        Total Liabilities.......................  $    2,736.8         $    3,852.4
                                                 =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Investment income (net of investment expenses
          of $127.5, $153.1 and $183.3)....................  $       245.4       $      323.6       $      394.3
        Investment (losses) gains, net.....................          (18.9)             (22.9)              26.8
        Policy fees, premiums and other income.............             .2                 .7                 .4
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          226.7              301.4              421.5
        Benefits and other deductions......................          250.4              326.5              443.2
        Losses charged to allowance for future losses......          (23.7)             (25.1)             (21.7)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax loss from strengthening of the
          allowance for future losses......................         (129.0)               -                  -
        Federal income tax benefit.........................           45.2                -                  -
                                                            -----------------   ----------------   -----------------
        Loss from Discontinued Operations..................  $       (83.8)      $        -         $        -
                                                            =================   ================   =================

        In 1991, management adopted a plan to discontinue the business operations of the GIC Segment consisting of group non-participating Wind-Up Annuities and the GIC lines of business. The loss allowance and premium deficiency reserve of $569.6 million provided for in 1991 were based on management's best judgment at that time.

        The Company's quarterly process for evaluating the loss provisions applies the current period's results of the discontinued operations against the allowance, re-estimates future losses, and adjusts the provisions, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in the need to strengthen the loss provisions by $129.0 million, resulting in a post-tax charge of $83.8 million to discontinued operations' results in the fourth quarter of 1996.

        Management believes the loss provisions for Wind-Up Annuities and GIC contracts at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the loss provisions, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the loss provisions are likely to result.

        In January 1995, continuing operations transferred $1,215.4 million in cash to the GIC Segment in settlement of its obligation to provide assets to fund the accumulated deficit of the GIC Segment. Subsequently, the GIC Segment remitted $1,155.4 million in cash to continuing operations in partial repayment of borrowings by the GIC Segment. No gains or losses were recognized on these transactions. Amounts due to continuing operations at December 31, 1996, consisted of $1,080.0 million borrowed by the discontinued GIC Segment offset by $83.8 million representing an obligation of continuing operations to provide assets to fund the accumulated deficit of the GIC Segment.

        Investment income included $88.2 million of interest income for 1994 on amounts due from continuing operations. Benefits and other deductions include $114.3 million, $154.6 million and $219.7 million of interest expense related to amounts borrowed from continuing operations in 1996, 1995 and 1994, respectively.

        Valuation allowances amounted to $9.0 million and $19.2 million on mortgage loans on real estate and $20.4 million and $77.9 million on equity real estate at December 31, 1996 and 1995, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held and used. Writedowns of fixed maturities amounted to $1.6 million, $8.1 million and $17.8 million for 1996, 1995 and 1994, respectively and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $12.3 million for 1996.

        The fixed maturity portfolio, based on amortized cost, includes $6.2 million and $15.1 million at December 31, 1996 and 1995, respectively, of restructured securities. These amounts include problem fixed maturities of $.5 million and $6.1 million at December 31, 1996 and 1995, respectively.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had amortized costs of $7.9 million and $35.4 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $208.1 million and $289.3 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                            DECEMBER 31,
                                                                 ------------------------------------
                                                                      1996                1995
                                                                 ----------------   -----------------
                                                                            (IN MILLIONS)
        Impaired mortgage loans with provision for losses.......  $        83.5      $       105.1
        Impaired mortgage loans with no provision for losses....           15.0               18.2
                                                                 ----------------   -----------------
        Recorded investment in impaired mortgages...............           98.5              123.3
        Provision for losses....................................            8.8               17.7
                                                                 ----------------   -----------------
        Net Impaired Mortgage Loans.............................  $        89.7      $       105.6
                                                                 ================   =================

        During 1996 and 1995, the GIC Segment's average recorded investment in impaired mortgage loans was $134.8 million and $177.4 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.1 million and $4.5 million for 1996 and 1995, respectively, including $7.5 million and $.4 million recognized on a cash basis.

        At December 31, 1996 and 1995, the GIC Segment had $263.0 million and $310.9 million, respectively, of real estate acquired in satisfaction of debt.

8)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                        DECEMBER 31,
                                                            --------------------------------------
                                                                  1996                 1995
                                                            -----------------    -----------------
                                                                        (IN MILLIONS)

        Short-term debt....................................  $      174.1         $        -
                                                            -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.....         399.4                399.3
          7.70% surplus notes scheduled to mature 2015.....         199.6                199.6
          Eurodollar notes, 10.5% due 1997.................           -                   76.2
          Zero coupon note, 11.25% due 1997................           -                  120.1
          Other............................................            .5                 16.3
                                                            -----------------    -----------------
              Total Equitable Life.........................         599.5                811.5
                                                            -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 4.92% - 12.50% due through 2006..         968.6              1,084.4
                                                            -----------------    -----------------
        Alliance:
          Other............................................          24.7                  3.4
                                                            -----------------    -----------------
        Total long-term debt...............................       1,592.8              1,899.3
                                                            -----------------    -----------------
        Total Short-term and Long-term Debt................  $    1,766.9         $    1,899.3
                                                            =================    =================

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1996 range from 5.73% (the London Interbank Offering Rate ("LIBOR") plus 22.5 basis points) to 8.25% (the prime rate). There were no borrowings outstanding under this bank credit facility at December 31, 1996.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million five-year bank credit facility. There were no borrowings outstanding under this program at December 31, 1996.

        In February 1996, Alliance entered into a new $250.0 million five-year revolving credit facility with a group of banks which replaced its $100.0 million revolving credit facility and its $100.0 million commercial paper back-up revolving credit facility. Under the new revolving credit facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the LIBOR or the Federal Funds rate. A facility fee is payable on the total facility. The revolving credit facility will be used to provide back-up liquidity for commercial paper to be used under Alliance's $100.0 million commercial paper program, to fund commission payments to financial intermediaries for the sale of Class B and C shares under Alliance's mutual fund distribution system, and for general working capital purposes. As of December 31, 1996, Alliance had not issued any commercial paper under its $100.0 million commercial paper program and there were no borrowings outstanding under Alliance's revolving credit facility.

        At December 31, 1996, long-term debt expected to mature in 1997 totaling $174.1 million was reclassified as short-term debt.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015 (together, the "Surplus Notes"). Proceeds from the issuance of the Surplus Notes were $596.6 million, net of related issuance costs. The unamortized discount on the Surplus Notes was $1.0 million at December 31, 1996. Payments of interest on or principal of the Surplus Notes are subject to prior approval by the Superintendent.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,406.4 million and $1,629.7 million at December 31, 1996 and 1995, respectively, as collateral for certain long-term debt.

        At December 31, 1996, aggregate maturities of the long-term debt based on required principal payments at maturity for 1997 and the succeeding four years are $494.9 million, $316.7 million, $19.7 million, $5.4 million, $0 million, respectively, and $946.7 million thereafter.

 9)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense (benefit) in the consolidated statements of earnings is shown below:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Federal income tax expense (benefit):
          Current...............................  $        97.9       $      (11.7)      $        4.0
          Deferred..............................          (88.2)             132.2               96.2
                                                 -----------------   ----------------   -----------------
        Total...................................  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Expected Federal income tax expense.....  $        73.0       $      173.7       $      154.5
        Non-taxable minority interest...........          (28.6)             (22.0)             (17.6)
        Differential earnings amount............            -                  -                (16.8)
        Adjustment of tax audit reserves........            6.9                4.1               (4.6)
        Equity in unconsolidated subsidiaries...          (32.3)             (19.4)             (12.5)
        Other...................................           (9.3)             (15.9)              (2.8)
                                                 -----------------   ----------------   -----------------
        Federal Income Tax Expense..............  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        Prior to the date of demutualization, Equitable Life reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying Equitable Life's average equity base, as determined for tax purposes, by an estimate of the excess of an imputed earnings rate for stock life insurance companies over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service. As a stock life insurance company, Equitable Life no longer is required to reduce its policyholder dividend deduction by the differential earnings amount, but differential earnings amounts for pre-demutualization years were still being recomputed in 1994.

        The components of the net deferred Federal income tax account are as follows:

                                                       DECEMBER 31, 1996                  December 31, 1995
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        DAC, reserves and reinsurance..........  $       -        $      166.0      $        -        $     304.4
        Investments............................          -               328.6               -              326.9
        Compensation and related benefits......        259.2               -               293.0              -
        Other..................................          -                 1.8               -               32.3
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     259.2      $      496.4      $      293.0      $     663.6
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                     1996               1995                1994
                                               -----------------   ----------------   -----------------
                                                                    (IN MILLIONS)
        DAC, reserves and reinsurance.........  $      (156.2)      $       63.3       $       12.0
        Investments...........................           78.6               13.0               89.3
        Compensation and related benefits.....           22.3               30.8               10.0
        Other.................................          (32.9)              25.1              (15.1)
                                               -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          (Benefit) Expense...................  $       (88.2)      $      132.2       $       96.2
                                               =================   ================   =================

        The Internal Revenue Service is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1989 through 1991. Management believes these audits will have no material adverse effect on the Company's results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       461.4       $      474.2       $      476.7
        Reinsurance assumed................................          177.5              171.3              180.5
        Reinsurance ceded..................................          (41.3)             (38.7)             (31.6)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       597.6       $      606.8       $      625.6
                                                            =================   ================   =================
        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        48.2       $       44.0       $       27.5
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        54.1       $       48.9       $       20.7
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        32.3       $       28.5       $       25.4
                                                            =================   ================   =================

        Effective January 1, 1994, all in force business above $5.0 million was reinsured. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $2.4 million, $260.6 million and $241.0 million for 1996, 1995 and 1994, respectively. Ceded death and disability benefits totaled $21.2 million, $188.1 million and $235.5 million for 1996, 1995 and 1994, respectively. Insurance liabilities ceded totaled $652.4 million and $724.2 million at December 31, 1996 and 1995, respectively.

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's and EREIM's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974.

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $        33.8       $       30.0       $       30.3
        Interest cost on projected benefit obligations.....          120.8              122.0              111.0
        Actual return on assets............................         (181.4)            (309.2)              24.4
        Net amortization and deferrals.....................           43.4              155.6             (142.5)
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        16.6       $       (1.6)      $       23.2
                                                            =================   ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Actuarial present value of obligations:
          Vested..................................................  $    1,672.2       $    1,642.4
          Non-vested..............................................          10.1               10.9
                                                                   ----------------   -----------------
        Accumulated Benefit Obligation............................  $    1,682.3       $    1,653.3
                                                                   ================   =================
        Plan assets at fair value.................................  $    1,626.0       $    1,503.8
        Projected benefit obligation..............................       1,765.5            1,743.0
                                                                   ----------------   -----------------
        Projected benefit obligation in excess of plan assets.....        (139.5)            (239.2)
        Unrecognized prior service cost...........................         (17.9)             (25.5)
        Unrecognized net loss from past experience different
          from that assumed.......................................         280.0              368.2
        Unrecognized net asset at transition......................           4.7               (7.3)
        Additional minimum liability..............................         (19.3)             (51.9)
                                                                   ----------------   -----------------
        Prepaid Pension Cost......................................  $      108.0       $       44.3
                                                                   ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.5% and 4.25%, respectively, at December 31, 1996 and 7.25% and 4.50%, respectively, at December 31, 1995. As of January 1, 1996 and 1995, the expected long-term rate of return on assets for the retirement plan was 10.25% and 11%, respectively.

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $12.9 million and $35.1 million, net of Federal income taxes, at December 31, 1996 and 1995, respectively, representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

        The pension plan's assets include corporate and government debt securities, equity securities, equity real estate and shares of Group Trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $34.7 million, $36.4 million and $38.1 million for 1996, 1995 and 1994, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company on or after attaining age 55 who have at least 10 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No. 106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1996, 1995 and 1994, the Company made estimated postretirement benefits payments of $18.9 million, $31.1 million and $29.8 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $         5.3       $        4.0       $        3.9
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.6               34.7               28.6
        Net amortization and deferrals.....................            2.4               (2.3)              (3.9)
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        42.3       $       36.4       $       28.6
                                                            =================   ================   =================

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Accumulated postretirement benefits obligation:
          Retirees................................................  $      381.8       $      391.8
          Fully eligible active plan participants.................          50.7               50.4
          Other active plan participants..........................          60.7               64.2
                                                                   ----------------   -----------------
                                                                           493.2              506.4
        Unrecognized prior service cost...........................          50.5               56.3
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions.......        (150.5)            (181.3)
                                                                   ----------------   -----------------
        Accrued Postretirement Benefits Cost......................  $      393.2       $      381.4
                                                                   ================   =================

        At January 1, 1994, medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 9.5% in 1996, gradually declining to 3.5% in the year 2009 and in 1995 was 10%, gradually declining to 3.5% in the year 2008. The discount rate used in determining the accumulated postretirement benefits obligation was 7.50% and 7.25% at December 31, 1996 and 1995, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1996 would be increased 7%. The effect of this change on the sum of the service cost and interest cost would be an increase of 8%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives
        -----------

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1996 was $649.9 million. The average unexpired terms at December 31, 1996 range from 2.2 to 2.7 years. At December 31, 1996, the cost of terminating outstanding matched swaps in a loss position was $8.3 million and the unrealized gain on outstanding matched swaps in a gain position was $11.4 million. The Company has no intention of terminating these contracts prior to maturity. During 1996, 1995 and 1994, net gains (losses) of $.2 million, $1.4 million and $(.2) million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1996 of contracts purchased and sold were $5,050.0 million and $500.0 million, respectively. The net premium paid by Equitable Life on these contracts was $22.5 million and is being amortized ratably over the contract periods ranging from 3 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's business related to derivatives is by its nature trading activities which are primarily for the purpose of customer accommodations. DLJ's derivative activities consist primarily of option writing and trading in forward and futures contracts. Derivative financial instruments have both on-and-off balance sheet implications depending on the nature of the contracts. DLJ's involvement in swap contracts is not significant.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1996 and 1995.

        Fair value for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        The estimated fair values for the Company's liabilities under GIC and association plan contracts are estimated using contractual cash flows discounted based on the T. Rowe Price GIC Index Rate for the appropriate duration. For durations in excess of the published index rate, the appropriate Treasury rate is used plus a spread equal to the longest duration GIC rate spread published.

        The estimated fair values for those group annuity contracts which are classified as universal life type contracts are measured at the estimated fair value of the underlying assets. The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

        Fair value for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates their carrying value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:

                                                                          DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              1996                               1995
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                        (IN MILLIONS)
        Consolidated Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........  $    3,133.0     $     3,394.6     $     3,638.3     $    3,973.6
        Other joint ventures...................         467.0             467.0             492.7            492.7
        Policy loans...........................       2,196.1           2,221.6           1,976.4          2,057.5
        Policyholders' account balances:
          Association plans....................          78.1              77.3             101.0            100.0
          Group annuity contracts..............       2,141.0           1,954.0           2,335.0          2,395.0
          SPDA.................................       1,062.7           1,065.7           1,265.8          1,272.0
          Annuities certain and SCNILC.........         654.9             736.2             646.4            716.7
        Long-term debt.........................       1,592.8           1,557.7           1,899.3          1,962.9

        Closed Block Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........       1,380.7           1,425.6           1,368.8          1,461.4
        Other equity investments...............         105.0             105.0             151.6            151.6
        Policy loans...........................       1,765.9           1,798.0           1,797.2          1,891.4
        SCNILC liability.......................          30.6              34.9              34.8             39.6

        GIC Segment Financial Instruments:
        ----------------------------------
        Mortgage loans on real estate..........       1,111.1           1,220.3           1,485.8          1,666.1
        Fixed maturities.......................          42.5              42.5             107.4            107.4
        Other equity investments...............         300.5             300.5             455.9            455.9
        Guaranteed interest contracts..........         290.7             300.5             329.0            352.0
        Long-term debt.........................         102.1             102.2             135.1            136.0

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $244.9 million to affiliated real estate joint ventures; to provide equity financing to certain limited partnerships of $205.8 million at December 31, 1996, under existing loan or loan commitment agreements; and to provide short-term financing loans which at December 31, 1996 totaled $14.6 million. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        At December 31, 1996, the Insurance Group had $51.6 million of letters of credit outstanding.

14)     LITIGATION

        A number of lawsuits has been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, EVLICO and The Equitable of Colorado, Inc. ("EOC"), like other life and health insurers, from time to time are involved in such litigation. To date, no such lawsuit has resulted in an award or settlement of any material amount against the Company. Among litigations pending against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following eight paragraphs.

        An action entitled Golomb et al. v. The Equitable Life Assurance Society of the United States was filed on January 20, 1995 in New York County Supreme Court. The action purports to be brought on behalf of a class of persons insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "policies"). The complaint alleges that premium increases for these policies after 1983, all of which were filed with and approved by the New York State Insurance Department and certain other state insurance departments, breached the terms of the policies, and that statements in the policies and elsewhere concerning premium increases constituted fraudulent concealment, misrepresentations in violation of New York Insurance Law Section 4226 and deceptive practices under New York General Business Law Section 349. The complaint seeks a declaratory judgment, injunctive relief restricting the methods by which Equitable Life increases premiums on the policies in the future, a refund of premiums, and punitive damages. Plaintiffs also have indicated that they will seek damages in an unspecified amount. Equitable Life moved to dismiss the complaint in its entirety on the grounds that it fails to state a claim and that uncontroverted documentary evidence establishes a complete defense to the claims. On May 29, 1996, the New York County Supreme Court entered a judgment dismissing the complaint with prejudice. Plaintiffs have filed a notice of appeal of that judgment.

        In January 1996, separate actions were filed in Pennsylvania and Texas state courts (entitled, respectively, Malvin et al. v. The Equitable Life Assurance Society of the United States and Bowler et al. v. The Equitable Life Assurance Society of the United States), making claims similar to those in the New York action described above. The Texas action also claims that Equitable Life misrepresented to Texas policyholders that the Texas Insurance Department had approved Equitable Life's rate increases. These actions are asserted on behalf of proposed classes of Pennsylvania issued or renewed policyholders and Texas issued or renewed policyholders, insured under the policies. The Pennsylvania and Texas actions seek compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on the common law and statutes of those states. On February 9, 1996, Equitable Life removed the Pennsylvania action, Malvin, to the United States District Court for the Middle District of Pennsylvania. Following the decision granting Equitable Life's motion to dismiss the New York action

        (Golomb), on the consent of the parties the District Court ordered an indefinite stay of all proceedings in the Pennsylvania action, pending either party's right to reinstate the proceeding, and ordered that for administrative purposes the case be deemed administratively closed. On February 2, 1996, Equitable Life removed the Texas action, Bowler, to the United States District Court for the Northern District of Texas. On May 20, 1996, the plaintiffs in Bowler amended their complaint by adding allegations of misrepresentation regarding premium increases on other types of guaranteed renewable major medical insurance policies issued by Equitable Life up to and including 1983. On July 1, 1996, Equitable Life filed a motion for summary judgment dismissing the first amended complaint in its entirety. In August, 1996, the court granted plaintiffs leave to file a supplemental complaint on behalf of a proposed class of Texas policyholders claiming unfair discrimination, breach of contract and other claims arising out of alleged differences between premiums charged to Texas policyholders and premiums charged to similarly situated policyholders in New York and certain other states. Plaintiffs seek refunds of alleged overcharges, exemplary or additional damages citing Texas statutory provisions which among other things, permit two times the amount of actual damage plus additional penalties if the acts complained of are found to be knowingly committed, and injunctive relief. Equitable Life has also filed a motion for summary judgment dismissing the supplemental complaint in its entirety. Plaintiffs also obtained permission to add another plaintiff to the first amended and supplemental complaints. Plaintiffs have opposed both motions for summary judgment and requested that certain issues be found in their favor. Equitable Life is in the process of replying.

        On May 22, 1996, a separate action entitled Bachman v. The Equitable Life Assurance Society of the United States, was filed in Florida state court making claims similar to those in the previously reported Golomb action. The Florida action is asserted on behalf of a proposed class of Florida issued or renewed policyholders insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life. The Florida action seeks compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on various common law claims. On June 20, 1996, Equitable Life removed the Florida action to Federal court. Equitable Life has answered the complaint, denying the material allegations and asserting certain affirmative defenses. On December 6, 1996, Equitable Life filed a motion for summary judgment and plaintiff is expected to file its response to that motion shortly.

        On November 6, 1996, a proposed class action entitled Fletcher, et al.
        v. The Equitable Life Assurance Society of the United States, was filed in California Superior Court for Fresno County, making substantially the same allegations concerning premium rates and premium rate increases on guaranteed renewable policies made in the Bowler action. The complaint alleges, among other things, that differentials between rates charged California policyholders and policyholders in New York and certain other states, and the methods used by Equitable Life to calculate premium increases, breached the terms of its policies, that Equitable Life misrepresented and concealed the facts pertaining to such differentials and methods in violation of California law, and that Equitable Life also misrepresented that its rate increases were approved by the California Insurance Department. Plaintiffs seek compensatory damages in an unspecified amount, rescission, injunctive relief and attorneys' fees. Equitable Life removed the action to Federal court; plaintiff has moved to remand the case to state court. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Golomb, Malvin, Bowler, Bachman and Fletcher litigations should not have a material adverse effect on the financial position of the Company. Due to the early stage of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not such litigations will have a material adverse effect on the Company's results of operations in any particular period.

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, EOC, in New York state court, entitled Sidney C. Cole et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc., No. 95/108611 (N. Y. County). The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon their allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. On June 28, 1996, the court issued a decision and order dismissing with prejudice plaintiff's causes of action for fraud, constructive fraud, breach of fiduciary duty, negligence, and unjust enrichment, and dismissing without prejudice plaintiff's cause of action under the New York State consumer protection statute. The only remaining causes of action are for breach of contract and negligent misrepresentation. Plaintiffs made a motion for reargument with respect to this order, which was submitted to the court in October 1996. This motion was denied by the court on December 16, 1996.

        On May 21, 1996, an action entitled Elton F. Duncan, III v. The Equitable Life Assurance Society of the United States, was commenced against Equitable Life in the Civil District Court for the Parish of Orleans, State of Louisiana. The action is brought by an individual who purchased a whole life policy. Plaintiff alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff purports to represent a class consisting of all persons who purchased whole life or universal life insurance policies from Equitable Life from January 1, 1982 to the present. Plaintiff seeks damages, including punitive damages, in an unspecified amount. On July 26, 1996, an action entitled Michael Bradley v. Equitable Variable Life Insurance Company, was commenced in New York state court. The action is brought by the holder of a variable life insurance policy issued by EVLICO. The plaintiff purports to represent a class consisting of all persons or entities who purchased one or more life insurance policies issued by EVLICO from January 1, 1980. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff seeks damages, including punitive damages, in an unspecified amount and also seeks injunctive relief prohibiting EVLICO from canceling policies for failure to make premium payments beyond the alleged stated number of years that the annual premium would need to be paid. On September 21, 1996 Equitable Life, EVLICO and EOC made a motion to have this proceeding moved from Kings County Supreme Court to New York County for joint trial or consolidation with the Cole action. The motion was denied by the court on January 9, 1997. On January 10, 1997, plaintiffs moved for certification of a nationwide class consisting of all persons or entities who were sold one or more life insurance products on a "vanishing premium" basis and/or were allegedly induced to purchase additional policies from EVLICO, using the cash value accumulated in existing policies, from January 1, 1980 through and including December 31, 1996. Plaintiffs further moved to have Michael Bradley designated as the class representative. Discovery regarding class certification is underway.

        On December 12, 1996, an action entitled Robert E. Dillon v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, was commenced in the United States District Court for the Southern District of Florida. The action is brought by an individual who purchased a joint whole life policy from EOC. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the alleged impropriety of replacement policies issued by Equitable Life and EOC and alleged misrepresentations regarding the number of years premiums would have to be paid on the defendants' policies. Plaintiff brings claims for breach of contract, fraud, negligent misrepresentation, money had and received, unjust enrichment and imposition of a constructive trust. Plaintiff purports to represent two classes of persons. The first is a "contract class," consisting of all persons who purchased whole or universal life insurance policies from Equitable Life and EOC and from whom Equitable Life and EOC have sought additional payments beyond the number of years allegedly promised by Equitable Life and EOC. The second is a "fraud class," consisting of all persons with an interest in policies issued by Equitable Life and EOC at any time since October 1, 1986. Plaintiff seeks damages in an unspecified amount, and also seeks injunctive relief attaching Equitable Life's and EOC's profits from their alleged sales practices. Equitable Life's and EOC's time to answer or move with respect to the complaint has been extended until February 24, 1997. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Cole, Duncan, Bradley and Dillon litigations should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        On January 3, 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, No. 94-2036 in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO since September 30, 1991. The basic allegation of the amended complaint is that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. The court denied Equitable Life and EVLICO's motion to dismiss the amended complaint on September 24, 1996. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. Currently, the parties are conducting discovery in connection with plaintiffs' attempt to certify a class. On January 9, 1997, an action entitled Rosemarie Chaviano, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, was filed in Massachusetts state court making claims similar to those in the Franze action and alleging violations of the Massachusetts securities laws. The plaintiff purports to represent all persons in Massachusetts who purchased variable life insurance contracts from Equitable Life and EVLICO from January 9, 1993 to the present. The Massachusetts action seeks rescission of the contracts or compensatory damages, attorneys' fees, expenses and injunctive relief. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the litigations discussed in this paragraph should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigation, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        Equitable Life recently responded to a subpoena from the U.S. Department of Labor ("DOL") requesting copies of any third-party appraisals in Equitable Life's possession relating to the ten largest properties (by value) in the Prime Property Fund ("PPF"). PPF is an open-end, commingled real estate separate account of Equitable Life for pension clients. Equitable Life serves as investment manager in PPF and has retained EREIM as advisor. In early 1995, the DOL commenced a national investigation of commingled real estate funds with pension investors, including PPF. The investigation now appears to be focused principally on appraisal and valuation procedures in respect of fund properties. The most recent request from the DOL seems to reflect, at least in part, an interest in the relationship between the valuations for those properties reflected in appraisals prepared for local property tax proceedings and the valuations used by PPF for other purposes. At no time has the DOL made any specific allegation that Equitable Life or EREIM has acted improperly and Equitable Life and EREIM believe that any such allegation would be without foundation. While the outcome of this investigation cannot be predicted with certainty, in the opinion of management, the ultimate resolution of this matter should not have a material adverse effect on the Company's consolidated financial position or results of operations in any particular period.

        Equitable Casualty Insurance Company ("Casualty"), an indirect wholly owned subsidiary of Equitable Life, is party to an arbitration proceeding that commenced in August 1995. The proceeding relates to a dispute among Casualty, Houston General Insurance Company ("Houston General") and GEICO General Insurance Company ("GEICO General") regarding the interpretation of a reinsurance agreement. The arbitration panel issued a final award in favor of Casualty and GEICO General on June 17, 1996. Casualty and GEICO General moved in the pending Texas state court action, with Houston General's consent, for an order confirming the arbitration award and entering judgment dismissing the action. The motion was granted on January 29, 1997. The parties have also stipulated to the dismissal without prejudice of a related Texas Federal court action brought by Houston General against GEICO General and Equitable Life. In connection with confirmation of the arbitration award, Houston General paid to Casualty approximately $839,600 in settlement of certain reimbursement claims by Casualty against Houston General.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against the Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint, which seeks certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, seeks an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations of the Complaint are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleges that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1996, the United States District Court for the Southern District of New York granted the defendants' motion to dismiss all counts of the complaint. On October 11, 1996, plaintiffs filed a motion for reconsideration of the court's decision granting defendants' motion to dismiss the Complaint. On November 25, 1996, the court denied plaintiffs' motion for reconsideration. On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. The principal allegations of the proposed amended complaint are that the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and that two advertisements used by the Fund misrepresented the risks of investing in the Fund. Plaintiffs also reiterated allegations in the Complaint that the Fund failed to hedge against the risks of investing in foreign securities despite representations that it would do so. Alliance believes that the allegations in the Complaint are without merit and intends to vigorously defend against these claims. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") and certain other defendants for unspecified compensatory and punitive damages in the United States District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel issued by Rickel in October 1994. The complaint alleges violations of Federal securities laws and common law fraud against DLJSC, as the underwriter of the units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the Board of Directors of Rickel, including a DLJSC Managing Director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the units on December 15, 1995 and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. The Texas State Court action, which had been removed to the Bankruptcy Court, has been remanded back to the state court, which remand is being opposed by DLJSC. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the Federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1997 and the succeeding four years are $113.7 million, $110.6 million, $100.3 million, $72.3 million, $59.3 million and $427.3 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1997 and the succeeding four years are $9.8 million, $6.0 million, $4.5 million, $2.4 million, $.8 million and $.1 million thereafter.

        At December 31, 1996, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1997 and the succeeding four years are $263.0 million, $242.1 million, $219.8 million, $194.3 million, $174.6 million and $847.1 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Compensation costs.................................  $       647.3       $      595.9       $      687.5
        Commissions........................................          329.5              314.3              313.0
        Short-term debt interest expense...................            8.0               11.4               19.0
        Long-term debt interest expense....................          137.3              108.1               98.3
        Amortization of policy acquisition costs...........          405.2              317.8              313.4
        Capitalization of policy acquisition costs.........         (391.9)            (391.0)            (410.9)
        Rent expense, net of sub-lease income..............          113.7              109.3              116.0
        Other..............................................          798.9              710.0              721.4
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,048.0       $    1,775.8       $    1,857.7
                                                            =================   ================   =================

        During 1996, 1995 and 1994, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $24.4 million, $32.0 million and $20.4 million, respectively. The amounts paid during 1996, associated with cost reduction programs, totaled $17.7 million. At December 31, 1996, the liabilities associated with cost reduction programs amounted to $44.5 million. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. The 1994 cost reduction program included costs associated with the termination of operating leases and employee severance benefits in connection with the consolidation of 16 insurance agencies. Amortization of DAC included $145.0 million writeoff of DAC related to DI contracts in the fourth quarter of 1996.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financia1 condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1996, 1995 and 1994, statutory net (loss) earnings totaled $(351.1) million, $(352.4) million and $67.5 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1997.

        At December 31, 1996, the Insurance Group, in accordance with various government and state regulations, had $21.9 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The New York Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations. The following reconciles the Company's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the Department with net earnings and equity on a GAAP basis.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net change in statutory surplus and capital stock..  $        56.0       $       78.1       $      292.4
        Change in asset valuation reserves.................          (48.4)             365.7             (285.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................            7.6              443.8                7.2
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................         (298.5)             (66.0)              (5.3)
          DAC..............................................          (13.3)              73.2               97.5
          Deferred Federal income taxes....................          108.0             (158.1)             (58.7)
          Valuation of investments.........................          289.8              189.1               45.2
          Valuation of investment subsidiary...............         (117.7)            (188.6)             396.6
          Limited risk reinsurance.........................           92.5              416.9               74.9
          Contribution from the Holding Company............            -                  -               (300.0)
          Issuance of surplus notes........................            -               (538.9)               -
          Postretirement benefits..........................           28.9              (26.7)              17.1
          Other, net.......................................           12.4              115.1              (44.0)
          GAAP adjustments of Closed Block.................           (9.8)              15.7               (9.5)
          GAAP adjustments of discontinued GIC
            Segment........................................          (89.6)              37.3               42.8
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $        10.3       $      312.8       $      263.8
                                                            =================   ================   =================

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Statutory surplus and capital stock................  $     2,258.9       $    2,202.9       $    2,124.8
        Asset valuation reserves...........................        1,297.5            1,345.9              980.2
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,556.4            3,548.8            3,105.0
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,305.0)          (1,006.5)            (940.5)
          DAC..............................................        3,104.9            3,075.8            3,219.4
          Deferred Federal income taxes....................         (306.1)            (452.0)             (29.4)
          Valuation of investments.........................          286.8              417.7             (794.1)
          Valuation of investment subsidiary...............         (782.8)            (665.1)            (476.5)
          Limited risk reinsurance.........................         (336.5)            (429.0)            (845.9)
          Issuance of surplus notes........................         (539.0)            (538.9)               -
          Postretirement benefits..........................         (314.4)            (343.3)            (316.6)
          Other, net.......................................          126.3                4.4              (79.2)
          GAAP adjustments of Closed Block.................          783.7              830.8              740.4
          GAAP adjustments of discontinued GIC
            Segment........................................         (190.3)            (184.6)            (221.9)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     4,084.0       $    4,258.1       $    3,360.7
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has two major business segments: Insurance Operations and Investment Services. Interest expense related to debt not specific to either business segment is presented as Corporate interest expense. Information for all periods is presented on a comparable basis.

        The Insurance Operations segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups and administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment provides investment fund management, primarily to institutional clients. This segment includes the Company's equity interest in DLJ and Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $127.5 million, $124.1 million and $135.3 million for 1996, 1995 and 1994, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the discontinued GIC Segment of $15.7 million, $14.7 million and $27.4 million for 1996, 1995 and 1994, respectively, are eliminated in consolidation.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Insurance operations...............................  $     3,742.9       $    3,614.6       $    3,507.4
        Investment services................................        1,126.1              949.1              935.2
        Consolidation/elimination..........................          (24.5)             (34.9)             (27.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     4,844.5       $    4,528.8       $    4,415.4
                                                            =================   ================   =================
        Earnings (loss) from continuing  operations
          before Federal income taxes, minority interest
          and cumulative effect of accounting change
        Insurance operations...............................  $       (36.6)      $      303.1       $      327.5
        Investment services................................          311.9              224.0              227.9
        Consolidation/elimination..........................             .2               (3.1)                .3
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          275.5              524.0              555.7
        Corporate interest expense.........................          (66.9)             (27.9)            (114.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       208.6       $      496.1       $      441.5
                                                            =================   ================   =================

                                                   DECEMBER 31,
                                        ------------------------------------
                                             1996                1995
                                        ----------------   -----------------
                                                   (IN MILLIONS)

        Assets
        Insurance operations...........  $    60,464.9      $    56,720.5
        Investment services............       13,542.5           12,842.9
        Consolidation/elimination......         (399.6)            (354.4)
                                        ----------------   -----------------
        Total..........................  $    73,607.8      $    69,209.0
                                        ================   =================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1996 and 1995, are summarized below:

                                                                      THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                        (IN MILLIONS)
        1996
        ----
        Total Revenues................  $     1,169.7      $     1,193.6       $    1,193.6         $    1,287.6
                                       =================  =================   ==================   ==================
        Earnings (Loss) from
          Continuing Operations
          before Cumulative Effect
          of Accounting Change........  $        94.8      $        87.1       $       93.2         $     (157.9)
                                       =================  =================   ==================   ==================
        Net Earnings (Loss)...........  $        71.7      $        87.1       $       93.2         $     (241.7)
                                       =================  =================   ==================   ==================
        1995
        ----
        Total Revenues................  $     1,079.1      $     1,164.0       $    1,138.8         $    1,146.9
                                       =================  =================   ==================   ==================
        Net Earnings..................  $        66.3      $       101.7       $      100.2         $       44.6
                                       =================  =================   ==================   ==================

        The quarterly results of operations for 1996 and 1995 have been restated to reflect the Company's accounting change adopted in the fourth quarter of 1996 for long-duration participating life contracts in accordance with the provisions prescribed by SFAS No. 120. Net earnings for the three months ended December 31, 1996 includes a charge of $339.3 million related to writeoffs of DAC on DI contracts of $94.3 million, reserve strengthening on DI business of $113.7 million, pension par of $47.5 million and the discontinued GIC Segment of $83.8 million.

20)     INVESTMENT IN DLJ

        On December 15, 1993, the Company sold a 61% interest in DLJ to the Holding Company for $800.0 million in cash and securities. The excess of the proceeds over the book value in DLJ at the date of sale of $340.2 million has been reflected as a capital contribution. In 1995, DLJ completed the initial public offering ("IPO") of 10.58 million shares of its common stock, which included 7.28 million of the Holding Company's shares in DLJ, priced at $27 per share. Concurrent with the IPO, the Company contributed equity securities to DLJ having a market value of $21.2 million. Upon completion of the IPO, the Company's ownership percentage was reduced to 36.1%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Assets:
        Trading account securities, at market value............................  $   15,728.1       $   10,821.3
        Securities purchased under resale agreements...........................      20,598.7           18,748.2
        Broker-dealer related receivables......................................      16,525.9           13,023.7
        Other assets...........................................................       2,651.0            1,983.3
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        Liabilities:
        Securities sold under repurchase agreements............................  $   29,378.3       $   26,744.8
        Broker-dealer related payables.........................................      19,409.7           12,915.5
        Short-term and long-term debt..........................................       2,704.5            1,742.0
        Other liabilities......................................................       2,164.0            1,750.5
                                                                                ----------------   -----------------
        Total liabilities......................................................      53,656.5           43,152.8
        Cumulative exchangeable preferred stock................................           -                225.0
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0                -
        Total shareholders' equity.............................................       1,647.2            1,198.7
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        DLJ's equity as reported...............................................  $    1,647.2       $    1,198.7
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.9               40.5
        The Holding Company's equity ownership in DLJ..........................        (590.2)            (499.0)
        Minority interest in DLJ...............................................        (588.6)            (324.3)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      492.3       $      415.9
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Commission, fees and other income......................................  $    1,818.2       $    1,325.9
        Net investment income..................................................       1,074.2              904.1
        Dealer, trading and investment gains, net..............................         598.4              528.6
                                                                                ----------------   -----------------
        Total revenues.........................................................       3,490.8            2,758.6
        Total expenses including income taxes..................................       3,199.5            2,579.5
                                                                                ----------------   -----------------
        Net earnings...........................................................         291.3              179.1
        Dividends on preferred stock...........................................          18.7               19.9
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      272.6       $      159.2
                                                                                ================   =================
        DLJ's earnings applicable to common shares as reported.................  $      272.6       $      159.2
        Amortization of cost in excess of net assets acquired in 1985..........          (3.1)              (3.9)
        The Holding Company's equity in DLJ's earnings.........................        (107.8)             (90.4)
        Minority interest in DLJ...............................................         (73.4)              (6.5)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $       88.3       $       58.4
                                                                                ================   =================

21)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25. Had compensation expense of the Company's stock option incentive plans for options granted after December 31, 1994 been determined based on the estimated fair value at the grant dates for awards under those plans, the Company's pro forma net earnings for 1996 and 1995 would have been as follows:

                                    1996              1995
                               ---------------   ---------------
                                        (IN MILLIONS)
        Net Earnings
          As Reported.........  $       10.3      $     312.8
          Pro Forma...........  $        3.2      $     311.3

        The fair value of options and units granted after December 31, 1994, used as a basis for the above pro forma disclosures, was estimated as of the date of grants using Black-Scholes option pricing models. The option and unit pricing assumptions for 1996 and 1995 are as follows:

                                      HOLDING COMPANY                    DLJ                        ALLIANCE
                                  -------------------------   --------------------------  -----------------------------
                                     1996          1995          1996          1995           1996            1995
                                  -----------   -----------   -----------   ------------  -------------   -------------
        Dividend yield...........     0.80%         0.96%         1.54%         1.85%         8.0%            8.0%
        Expected volatility......    20.00%        20.00%        25.00%        25.00%        23.00%          23.00%
        Risk-free interest rate..     5.92%         6.83%         6.07%         5.86%         5.80%           6.00%

        Expected Life............  5 YEARS       5 years       5 YEARS        5 years      7.43 YEARS      7.43 years
        Weighted fair value
          per option granted.....    $6.94         $5.90         $9.35          -            $2.69           $2.24

        A summary of the Holding Company and DLJ stock option plans and Alliance's Unit option plans are as follows:

                                          HOLDING COMPANY                       DLJ                           ALLIANCE
                                    -----------------------------   -----------------------------   -----------------------------
                                                      Options                         Options                         Options
                                                    Outstanding                     Outstanding                     Outstanding
                                                      Weighted                        Weighted                        Weighted
                                                      Average                         Average                         Average
                                      Shares         Exercise          Shares        Exercise           Units         Exercise
                                    (In Millions)      Price        (In Millions)     Price         (In Millions)      Price
                                    -------------   -------------   -------------   -------------   -------------   -------------
        Balance as of
          January 1, 1994........         6.1                             -                               3.2
          Granted................          .7                             -                               1.2
          Exercised..............         -                               -                               (.5)
          Forfeited..............         -                               -                               (.1)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1994......         6.8                             -                               3.8
          Granted................          .4                             9.2                             1.8
          Exercised..............         (.1)                            -                               (.5)
          Expired................         (.1)                            -                               -
          Forfeited..............         (.3)                            -                               (.3)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1995......         6.7           $20.27            9.2          $27.00             4.8           $17.72
          Granted................          .7           $24.94            2.1          $32.54              .7           $25.12
          Exercised..............         (.1)          $19.91            -              -                (.4)          $13.64
          Expired................         (.6)          $20.21            -              -                -               -
          Forfeited..............         -               -               (.2)         $27.00             (.1)          $19.32
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1996......         6.7           $20.79           11.1          $28.06             5.0           $19.07
                                    =============   =============   =============   =============   =============   =============

        Information with respect to stock and unit options outstanding and exercisable at December 31, 1996 is as follows:

                                      Options Outstanding                                          Options Exercisable
        -------------------------------------------------------------------------------    --------------------------------------
                                                       Weighted
                                                        Average           Weighted                                 Weighted
              Range of               Number            Remaining           Average               Number             Average
              Exercise            Outstanding         Contractual         Exercise            Exercisable           Exercise
               Prices            (In Millions)        Life (Years)          Price            (In Millions)           Price
        ---------------------   -----------------   ---------------   -----------------    -------------------   ----------------
               Holding
               Company
        ---------------------
        $18.125-$27.75                 6.7                 7.00             $20.79                3.4                $20.18
                                =================   ===============   =================    ===================   ================

                 DLJ
        ---------------------
        $27.00-$33.50                 11.1                 9.00             $28.06                -                    -
                                =================   ===============   =================    ===================   ================

              Alliance
        ---------------------
        $ 6.0625-$15.9375              1.3                 4.76             $12.97                1.2                $12.58
        $16.3125-$19.75                1.1                 8.19             $19.13                 .2                $18.69
        $19.875 -$19.875               1.0                 7.36             $19.88                 .4                $19.88
        $20.75  -$24.375                .9                 8.46             $22.05                 .3                $21.84
        $24.375 -$25.125                .7                 9.96             $25.13                -                    -
                                -----------------                                          -------------------
        $ 6.0625-$25.125               5.0                 7.43             $19.07                2.1                $15.84
                                =================   ===============   =================    ===================   ================

                                     PART C

                               OTHER INFORMATION
                               -----------------

Item 24. Financial Statements and Exhibits

         (a) Financial Statements included in Part B.

         1.  Separate Account No. 301:


             - Statements of Assets and Liabilities for the Year Ended
               December 31, 1996;
             - Statements of Operations for the Year Ended December 31, 1996
             - Statements of Changes in Net Assets for the Years Ended
               December 31, 1996 and 1995


             - Notes to Financial Statements
             - Report of Independent Accountants - Price Waterhouse

         2.  The Equitable Life Assurance Society of the United States:

             - Report of Independent Accountants - Price Waterhouse


             - Consolidated Balance Sheets as of December 31, 1996 and 1995
             - Consolidated Statements of Earnings for Years Ended December 31,
               1996, 1995 and 1994
             - Consolidated Statements of Equity for Years Ended December 31,
               1996, 1995 and 1994
             - Consolidated Statements of Cash Flows for Years Ended December
               31, 1996, 1995 and 1994


             - Notes to Consolidated Financial Statements

         (b) Exhibits.

             The following exhibits are filed herewith:

             1. (a) Resolutions of the Board of Directors of The Equitable Life
                    Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, previously filed with this Registration Statement No. 2-74667 on September 19, 1986.

                (b) Resolutions of the Board of Directors of Equitable dated
                    July 17, 1986 authorizing the reorganization of Separate Account Nos. 301, 302, 303 and 304 into one continuing separate account, incorporated by reference to Exhibit 1(d) to the Registration Statement on Form N-14 of Separate Account 301 of Equitable and Prism Investment Trust (formerly Harmony Investment Trust) (No. 33-8802).

             2. Not applicable.

             3. (a) Form of Sales Agreement, previously filed with this
                    Registration Statement No. 2-74667 on September 19, 1986.

                (b) Sales Agreement among Equitable, Separate Account No. 301 and Equitable Variable Life Insurance Company, as principal underwriter for The Hudson River Trust, previously filed with this Registration Statement No. 2-74667 on April 29, 1993.

                (c) Distribution and Servicing Agreement among Equico
                    Securities, Inc.,("Equico") Equitable and Equitable Variable dated as of May 1, 1994, previously filed with this Registration Statement No. 2-74667 on April 4, 1995.

                (d) Distribution Agreement by and between The Hudson River
                    Trust and Equico dated as of January 1, 1995, previously filed with this Registration Statement No. 2-74667 on April 4, 1995.

                (e) Sales Agreement among Equico, Equitable and Equitable's
                    Separate Account A, Separate Account No. 301 and Separate Account No. 51 dated as of January 1, 1995, previously filed with this Registration Statement No. 2-74667 on April 4, 1995.

             4. (a) (1) Form of group variable annuity contract, as amended
                        (TSA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987.

                    (2) Rider No. PF 94,177 to group variable annuity contract, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988.

                (b) (1) Form of group variable annuity certificate, as amended
                        (TSA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987.

                    (2) Rider No. PF 94,178 to group variable annuity
                        certificate, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988.

                (c) (1) Rider No. PF 94,189 to group variable annuity contract, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 17, 1990.

                    (2) Rider No. PF 94,188 to group variable annuity
                        certificate, as amended (TSA), previously filed with this Registration Statement. No. 2-74667 on April 17, 1990.

                (d) (1) Form of group variable annuity contract, as amended
                        (IRA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987.

                    (2) Rider No. PF 96,000 to group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988.

                    (3) Rider No. PF 10,000 to group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on December 14, 1993.

                (e) (1) Form of group variable annuity certificate, as amended
                        (IRA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987.

                    (2) Rider No. PF 96,100 to group variable annuity
                        certificate, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988.

                    (3) Rider No. PF 10,001 to group variable annuity
                        certificate, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on December 14, 1993.

                (f) Plan of Operations, as amended, previously filed with this
                    Registration Statement No. 2-74667 on April 24, 1987.

             5. (a) Form of application for group variable annuity contract, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988.

                (b) Form of participant enrollment for group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988.

             6. (a) Certificate of incorporation of Equitable incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form S-1 (No. 2-43529).

                (b) Copy of the Amended Charter of Equitable, adopted September
                    21, 1989, previously filed with this Registration Statement No. 2-74667 on April 28, 1992.

                (c) Form of the Charter of Equitable previously filed with this
                    Registration Statement No. 2-74667 on July 22, 1992.

                (d) Copy of the Restated Charter of Equitable, adopted August
                    6, 1992, previously filed with this Registration Statement No. 2-74667 on April 29, 1993.

                (e) By-Laws of Equitable incorporated herein by reference to
                    Exhibit 3(b)(2) to Post-Effective Amendment No. 4 to the Registration Statement in File No. 2-56232.

                (f) By-Laws of Equitable as amended January 9, 1985, previously filed with this Registration Statement No. 2-74667 on September 19, 1986.

                (g) By-Laws of Equitable, as amended through July 1, 1988, previously filed with this Registration Statement No. 2-74667 on April 19, 1989.

                (h) Form of By-Laws of Equitable previously filed with this
                    Registration Statement No. 2-74667 on July 22, 1992.

                (i) By-Laws of Equitable, as amended through July 22, 1992, previously filed with this Registration Statement No. 2-74667 on April 29, 1993.


                (j) Copy of the Certificate of Amendment of the Restated
                    Charter of Equitable, adopted November 18, 1993, previously filed with this Registration Statement No. 2-74667 on April 29, 1996.

                (h) By-Laws of The Equitable Life Assurance Society of the
                    United States, as amended November 21, 1996.

                (i) Copy of the Restated Charter of The Equitable Life
                    Assurance Society of the United States, as amended January 1, 1997.


             7. Not applicable.

             8. (a) Agreement, dated as of March 15, 1985, between Integrity
                    Life Insurance Company ("Integrity") and Equitable for cooperative and joint use of personnel, property and services, previously filed with this Registration Statement No. 2-74667 on September 19, 1986.

                (b) Administration and Servicing Agreement, dated as of May 1,
                    1987, by and between Equitable and Integrity, previously filed with this Registration Statement No. 2-74667 on May 4, 1987.

                (c) Amendment, dated September 30, 1988, to Administration and
                    Servicing Agreement by and between Equitable and Integrity, previously filed with this Registration Statement No. 2-74667 on April 19, 1989.

             9. (a) Opinion of Hebert P. Shyer, Executive Vice President and
                    General Counsel of Equitable, previously filed with this Registration Statement No. 2-74667 on November 6, 1983.

                (b) Opinion of Hebert P. Shyer, Executive Vice President and
                    General Counsel of Equitable, as to the legality of the securities being registered, previously filed with this Registration Statement No. 2-74667 on April 24, 1987.

            10. (a) Consent of Price Waterhouse LLP.

                (b) Powers of Attorney.

            11. Not applicable.

            12. Not applicable.

            13. Not applicable.

            27. Financial Data Schedule.

Item 25: Directors and Officers of Equitable.


         Set forth below is information regarding the directors and principal officers of Equitable. Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of Equitable.


                                           POSITIONS AND
NAME AND PRINCIPAL                         OFFICES WITH
BUSINESS ADDRESS                           EQUITABLE
----------------                           ---------

DIRECTORS


Claude Bebear                              Director
AXA-UAP
23, Avenue Matignon
75008 Paris, France

Christopher J. Brocksom                    Director
AXA Equity & Law
Elbury 9
Weedon Lane
Buckinghamshire HP 6505
England

Francoise Colloc'h                         Director
AXA-UAP
23, Avenue Matignon
75008 Paris, France

Henri de Castries                          Director
AXA-UAP
23, Avenue Matignon
75008 Paris, France


Joseph L. Dionne                           Director
The McGraw-Hill Companies
1221 Avenue of the Americas
New York, NY 10020

William T. Esrey                           Director
Sprint Corporation
P.O. Box 11315
Kansas City, MO 64112

Jean-Rene Fourtou                          Director
Rhone-Poulenc S.A.
25 Quai Paul Doumer
92408 Courbevoie Cedex,
France

NAME AND PRINCIPAL                         POSITIONS AND OFFICES
BUSINESS ADDRESS                           WITH EQUITABLE
----------------                           --------------

Norman C. Francis                          Director
Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA 70125


Donald J. Greene                           Director
LeBouef, Lamb, Greene & MacRae
125 West 55th Street
New York, NY 10019-4513


John T. Hartley                            Director
Harris Corporation
1025 NASA Boulevard
Melbourne, FL 32919

John H.F. Haskell, Jr.                     Director
Dillion, Read & Co., Inc.
535 Madison Avenue
New York, NY 10028


Mary R. (Nina) Henderson                   Director
CPC International, Inc.
International Plaza
P.O. Box 8000
Englewood Cliffs, NJ 07632-9976

W. Edwin Jarmain                           Director
Jarmain Group Inc.
121 King Street West
Suite 2525
Toronto, Ontario M5H 3T9,
Canada


G. Donald Johnston, Jr.                    Director
184-400 Ocean Road
John's Island
Vero Beach, FL 32963

Winthrop Knowlton                          Director
Knowlton Brothers, Inc.
530 Fifth Avenue
New York, NY 10036

Arthur L. Liman                            Director
Paul, Weiss, Rifkind, Wharton &
   Garrison
1285 Avenue of the Americas
New York, NY 10019

NAME AND PRINCIPAL                         POSITIONS AND OFFICES
BUSINESS ADDRESS                           WITH EQUITABLE
----------------                           --------------

George T. Lowy                             Director
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY 10019

Didier Pineau-Valencienne                  Director
Schneider S.A.
64/70 Avenue Jean-Baptiste Clement
92646 Boulogne-Billancourt Cedex
France

George J. Sella, Jr.                       Director
P.O. Box 397
Newton, NJ 07860

Dave H. Williams                           Director
Alliance Capital Management Corporation
1345 Avenue of the Americas
New York, NY 10105

OFFICER-DIRECTORS
-----------------


*James M. Benson                           President and Director (until
                                           5/1/97)


*William T. McCaffrey                      Senior Executive Vice President,
                                           Chief Operating Officer and Director


*Joseph J. Melone                          Chairman of the Board, Chief
                                           Executive Officer and Director;
                                           President (effective 5/1/97)


OTHER OFFICERS
--------------


*A. Frank Beaz                             Senior Vice President

*Leon Billis                               Senior Vice President


*Harvey Blitz                              Senior Vice President and Deputy
                                           Chief Financial Officer

*Kevin R. Byrne                            Vice President and Treasurer

*Jerry M. de St. Paer                      Executive Vice President

*Gordon G. Dinsmore                        Senior Vice President

*Alvin H. Fenichel                         Senior Vice President and
                                           Controller

NAME AND PRINCIPAL                         POSITIONS AND OFFICES
BUSINESS ADDRESS                           WITH EQUITABLE
----------------                           --------------


*Paul J. Flora                             Senior Vice President and Auditor


*Robert E. Garber                          Executive Vice President and General
                                           Counsel


*Donald R. Kaplan                          Vice President and Chief Compliance
                                           Officer and Associate General
                                           Counsel


*Michael S. Martin                         Senior Vice President

*Peter D. Noris                            Executive Vice President and Chief
                                           Investment Officer

*Anthony C. Pasquale                       Senior Vice President


*Pauline Sherman                           Vice President, Secretary and
                                           Associate General Counsel


*Samuel B. Shlesinger                      Senior Vice President

*Richard V. Silver                         Senior Vice President and Deputy
                                           General Counsel


*Jose Suquet                               Executive Vice President and Chief
                                           Agency Officer


*Stanley B. Tulin                          Senior Executive Vice President
                                           and Chief Financial Officer

Item 26. Persons Controlled by or Under Common Control with Equitable or Registrant

         Separate Account No. 301 of The Equitable Life Assurance Society of the United States (the "Separate Account") is a separate account of Equitable. Equitable, a New York stock life insurance company, is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"), a publicly traded company.


         The largest stockholder of the Holding Company is AXA-UAP. As of January 1, 1997, AXA-UAP beneficially owned 63.8% of the outstanding common stock of the Holding Company (assuming conversion of the convertible preferred stock held by AXA-UAP). Under its investment arrangements with Equitable Life and the Holding Company, AXA-UAP is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA-UAP, a French company, is the holding company for an international group of insurance and related financial services companies.

                  ORGANIZATION CHART OF EQUITABLE'S AFFILIATES

The Equitable Companies Incorporated (l991) (Delaware)

    Donaldson, Lufkin & Jenrette, Inc. (1993) (Delaware) (44.1%) (See Addendum B(1) for subsidiaries)

    The Equitable Life Assurance Society of the United States (1859) (New York) (a)(b)


         The Equitable of Colorado, Inc. (l983) (Colorado)


         EVLICO, INC. (1995) (Delaware)


         EVLICO East Ridge, Inc. (1995) (California)

         GP/EQ Southwest, Inc. (1995) (Texas) (5.885%)


         Franconom, Inc. (1985) (Pennsylvania)

         Frontier Trust Company (1987) (North Dakota)

         Gateway Center Buildings, Garage, and Apartment Hotel, Inc. (inactive) (pre-l970) (Pennsylvania)

         Equitable Deal Flow Fund, L.P.

              Equitable Managed Assets (Delaware)

         EREIM LP Associates (99%)

              EML Associates, L.P. (19.8%)


         Alliance Capital Management L.P. (2.71% limited partnership interest)


         ACMC, Inc. (1991) (Delaware)(s)


              Alliance Capital Management L.P. (1988) (Delaware)
              (49.09% limited partnership interest)


         EVCO, Inc. (1991) (New Jersey)

         EVSA, Inc. (1992) (Pennsylvania)

         Prime Property Funding, Inc. (1993) (Delaware)

         Wil Gro, Inc. (1992) (Pennsylvania)


         Equitable Underwriting and Sales Agency (Bahamas) Limited (1993) (Bahamas)


(a) Registered Broker/Dealer      (b) Registered Investment Advisor

    Donaldson Lufkin & Jenrette, Inc.
    The Equitable Life Assurance Society of the United States (cont.)


         Fox Run Inc. (1994) (Massachusetts)

         STCS, Inc. (1992) (Delaware)

         CCMI Corporation (1994) (Maryland)

         FTM Corporation (1994) (Maryland)

         HVM Corporation (1994) (Maryland)

         Equitable BJVS, Inc. (1992) (California)

         Equitable Rowes Wharf, Inc. (1995) (Massachusetts)

         GP/EQ Southwest, Inc. (1995) (Texas) (94.132%)

         Camelback JVS, Inc. (1995) (Arizona)

         ELAS Realty, Inc. (1996) (Delaware)

         Equitable Realty Assets Corporation (1983) (Delaware)

         100 Federal Street Realty Corporation (Massachusetts)

         Equitable Structured Settlement Corporation (1996) (Delaware)


         Equitable Holding Corporation (1985) (Delaware)


              EQ Financial Consultants, Inc. (formerly
              Equico Securities, Inc.) (l97l) (Delaware) (a) (b)

              ELAS Securities Acquisition Corp. (l980) (Delaware)


              100 Federal Street Funding Corporation (Massachusetts)


              EquiSource of New York, Inc. (1986) (New York) (See Addendum A for subsidiaries)


              Equitable Casualty Insurance Company (l986) (Vermont)

              EREIM LP Corp. (1986) (Delaware)

                   EREIM LP Associates (1%)

                        EML Associates (.02%)

              Six-Pac G.P., Inc. (1990) (Georgia)

              Equitable Distributors, Inc. (1988) (Delaware) (a)

(a) Registered Broker/Dealer      b) Registered Investment Advisor

    Donaldson Lufkin & Jenrette, Inc.
    The Equitable Life Assurance Society of the United States (cont.)
         Equitable Holding Corporation (cont.)

              Equitable JVS, Inc. (1988) (Delaware)

                   Astor/Broadway Acquisition Corp. (1990) (New York)

                   Astor Times Square Corp. (1990) (New York)

                   PC Landmark, Inc. (1990) (Texas)

                   Equitable JVS II, Inc. (1994) (Maryland)

                   EJSVS, Inc. (1995) (New Jersey)


            Donaldson, Lufkin & Jenrette, Inc. (1985 by EIC; 1993 by EQ and
                   EHC) (Delaware) (36.1%) (See Addendum B(1) for subsidiaries)


            JMR Realty Services, Inc. (1994) (Delaware)

            Equitable Investment Corporation (l97l) (New York)

                Stelas North Carolina Limited Partnership (50% limited partnership interest) (l984)


                Equitable JV Holding Corporation (1989) (Delaware)

                Alliance Capital Management Corporation (l991) (Delaware) (b) (See Addendum B(2) for subsidiaries)

                Equitable Capital Management Corporation (l985) (Delaware) (b)

                   Alliance Capital Management L.P. (1988) (Delaware) (14.67% limited partnership interest)


                EQ Services, Inc. (1992) (Delaware)


                Equitable Agri-Business, Inc. (1984) Delaware


                Equitable Real Estate Investment Management, Inc. (l984) (Delaware) (b) (See Addendum B(3) for subsidiaries)


(a) Registered Broker/Dealer      (b) Registered Investment Advisor

                  ORGANIZATION CHART OF EQUITABLE'S AFFILIATES



                            ADDENDUM A - SUBSIDIARY
                        OF EQUITABLE HOLDING CORPORATION
                       HAVING MORE THAN FIVE SUBSIDIARIES


              ----------------------------------------------------


EquiSource of New York, Inc. (formerly Traditional Equinet Business Corporation of New York) has the following subsidiaries that are brokerage companies to make available to Equitable Agents within each state traditional (non-equity) products and services not manufactured by Equitable:


    EquiSource of Alabama, Inc. (1986) (Alabama)
    EquiSource of Arizona, Inc. (1986) (Arizona)
    EquiSource of Arkansas, Inc. (1987) (Arkansas)
    EquiSource Insurance Agency of California, Inc. (1987) (California) EquiSource of Colorado, Inc. (1986) (Colorado)


    EquiSource of Delaware, Inc. (1986) (Delaware)


    EquiSource of Hawaii, Inc. (1987) (Hawaii)
    EquiSource of Maine, Inc. (1987) (Maine)
    EquiSource Insurance Agency of Massachusetts, Inc. (1988) (Massachusetts) EquiSource of Montana, Inc. (1986) (Montana)
    EquiSource of Nevada, Inc. (1986) (Nevada)
    EquiSource of New Mexico, Inc. (1987) (New Mexico)
    EquiSource of Pennsylvania, Inc. (1986) (Pennsylvania)
    EquiSource Insurance Agency of Utah, Inc. (1986) (Utah)
    EquiSource of Washington, Inc. (1987) (Washington)
    EquiSource of Wyoming, Inc. (1986) (Wyoming)

                  ORGANIZATION CHART OF EQUITABLE'S AFFILIATES
                      ADDENDUM B - INVESTMENT SUBSIDIARIES
                       HAVING MORE THAN FIVE SUBSIDIARIES


                  --------------------------------------------


Donaldson, Lufkin & Jenrette, Inc. has the following subsidiaries, and approximately 150 other subsidiaries, most of which are special purpose subsidiaries (the number fluctuates according to business needs):


         Donaldson, Lufkin & Jenrette, Securities Corporation (1985) (Delaware) (a) (b)


              Wood, Struthers & Winthrop Management Corp. (1985) (Delaware) (b)


         Autranet, Inc. (1985) (Delaware) (a)
         DLJ Real Estate, Inc.
         DLJ Capital Corporation (b)


         DLJ Mortgage Capital, Inc. (1988) (Delaware)


              Column Financial, Inc. (1993) (Delaware) (50%)


Alliance Capital Management Corporation (as general partner) (b)has the following subsidiaries:


         Alliance Capital Management L.P. (1988) (Delaware) (b)
              Alliance Capital Management Corporation of Delaware, Inc.
              (Delaware)


                   Alliance Fund Services, Inc. (Delaware) (a)


                   Alliance Fund Distributors, Inc. (Delaware) (a) Alliance Capital Oceanic Corp. (Delaware)


                   Alliance Capital Management Australia Pty. Ltd. (Australia)


                   Meiji - Alliance Capital Corp. (Delaware) (50%) Alliance Capital (Luxembourg) S.A. (99.98%)


                   Alliance Eastern Europe Inc. (Delaware)


                   Alliance Barra Research Institute, Inc. (Delaware) (50%) Alliance Capital Management Canada, Inc. (Canada) (99.99%)


                   Alliance Capital Management (Brazil) Llda
                   Alliance Capital Global Derivatives Corp. (Delaware) Alliance International Fund Services S.A. Luxembourg) Alliance Capital Management (India) Ltd. (Delaware) Alliance Capital Mauritius Ltd.
                   Alliance Corporate Finance Group, Incorporated (Delaware)
                        Equitable Capital Diversified Holdings, L.P. I Equitable Capital Diversified Holdings, L.P. II
                   Curisitor Alliance L.L.C. (Delaware)
                        Curisitor Holdings Limited (UK)
                        Alliance Capital Management (Japan), Inc.
                        Alliance Capital Management (Asia) Ltd.
                        Alliance Capital Management (Turkey), Ltd.
                        Cursitor Alliance Management Limited (UK)


(a) Registered Broker/Dealer      (b) Registered Investment Advisor

                  ORGANIZATION CHART OF EQUITABLE'S AFFILIATES
                              ADDENDUM B - (CONT.)
                            INVESTMENT SUBSIDIARIES
                       HAVING MORE THAN FIVE SUBSIDIARIES

Equitable Real Estate Investment Management, Inc. (b) has the following subsidiaries:

         Equitable Realty Portfolio Management, Inc. (1984) (Delaware)
              EQK Partners (100% general partnership interest)
         Compass Management and Leasing Co. (formerly EREIM, Inc.) (1984) (Colorado)
         Equitable Real Estate Capital Markets, Inc. (1987) (Delaware)
         (a)
         EPPNLP Corp. (1987) (Delaware)
         Equitable Pacific Partners Corp. (1987) (Delaware)
              Equitable Pacific Partners Limited Partnership
         EREIM Managers Corp. (1986) (Delaware)
              ML/EQ Real Estate Portfolio, L.P.
                   EML Associates, L.P. (80%)
         Compass Retail, Inc. (1990) (Delaware)
         Compass Management and Leasing, Inc. (1991) (Delaware)
              CJVS, Inc. (1994) (California)
              Compass Cayman (1996) (Cayman Islands)
              Compass Management and Leasing (UK) Limited
         Column Financial, Inc. (1993) (Delaware) (50%)
         Buckhead Strategic Corp. (1994) (Delaware)
              Buckhead Strategic Fund, L.P.
                   BH Strategic Co. I, L.P.
                   BH Strategic Co. II, L.P.
                   BH Strategic Co. III, L.P.
                   BH Strategic Co. IV, L.P.
         Community Funding, Inc. (1994) (Delaware)
              Community Mortgage Fund, L.P. (1994) (Delaware)
         Buckhead Strategic Corp., II (1995) (Delaware)
              Buckhead Strategic Fund L.P. II
                   Buckhead Co. I, L.P.
                   Buckhead Co. II, L.P.
                   Buckhead Co. III, L.P.
                        HYDOC, L.L.C.
                        Headwind Holding Corp.
                   Buckhead Co. IV, L.P.
                   Tricon Corp.
                        Tricon, L.P.
         Equitable Real Estate Hyperion Capital Advisors LLC (1995)
         (Delaware)

(a) Registered Broker/Dealer      (b) Registered Investment Advisor

                                AXA GROUP CHART


The information listed below is dated as of December 31, 1996; percentages shown represent voting power. The name of the owner is noted when AXA indirectly controls the company.


                 AXA INSURANCE AND REINSURANCE BUSINESS HOLDING

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------


Axa Assurances Iard               France         99%

Axa Assurances Vie                France         100% by Axa and Axa Courtage
                                                 Vie

Axa Courtage Iard                 France         99.9% by Axa and Axa
                                                 Assurances Iard

Axa Courtage Vie                  France         99.4% by Axa and Axa
                                                 Assurances Iard and Axa
                                                 Courtage Iard


Alpha Assurances Vie              France         100%

Axa Direct                        France         100%

Direct Assurances Iard            France         100% by Axa Direct

Direct Assurance Vie              France         100% by Axa Direct

Axa Direkt Versicherung A.G.      Germany        100% owned by Axa Direct


Axiva                             France         100% by Axa and Axa Courtage
                                                 Vie


Defense Civile                    France         95%


Societe Francaise d'Assistance    France         100% by SFA Holding

Monvoisin Assurances              France         99.9% by different companies
                                                 and Mutuals

Societe Beaujon                   France         99.9%

Lor Finance                       France         99.9%

Jour Finance                      France         100% by Alpha Assurances Iard
                                                 and by Axa Assurances Iard

Compagnie Auxiliaire pour le      France         99.8% by Societe Beaujon
Commerce and l'Industrie


C.F.G.A.                          France         99.96% owned by Mutuals and
                                                 Finaxa


Axa Global Risks                  France         100% owned by Axa and Mutuals

Saint Bernard Diffusion           France         94.92% owned by Direct
                                                 Assurances Iard

Sogarep                           France         95%, (100% with Mutuals)


Argovie                           France         100% by Axiva and SCA Argos


Finargos                          France         70.5% owned by Axiva

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------


Astral Finance                    France         99.33% by Axa Courtage Vie


Argos                             France         N.S.

Finaxa Belgium                    Belgium        100%


Axa Belgium                       Belgium        26.8% by Axa(SA) and 72.6% by
                                                 Finaxa Belgium

De Kortrijske Verzekering         Belgium        99.8% by Axa Belgium

Juris                             Belgium        100% owned by Finaxa Belgium


Finaxa Luxembourg                 Luxembourg     100%


Axa Assurance IARD Luxembourg     Luxembourg     99.9%

Axa Assurance Vie Luxembourg      Luxembourg     99.9%

Axa Aurora                        Spain          50% owned by Axa

Aurora Polar SA de Seguros y      Spain          99.4% owned by Axa Aurora
Reaseguros

Axa Vida SA de Seguros y          Spain          89.82% owned by Aurora Polar
Reaseguros                                       5% by Axa

Axa Gestion de Seguros y          Spain          99.1% owned by Axa Aurora
Reaseguros

Hilo Direct Seguros               Spain          99.9% by Axa Aurora

Axa Assicurazioni                 Italy          100% owned by Axa


Eurovita                          Italy          30% owned by Axa Assicurazioni

Axa Equity & Law plc              U.K.           99.9% owned by Axa

Axa Equity & Law Life             U.K.           100% by Axa Equity & Law plc
Assurance Society


Axa Equity & Law International    U.K.           100% owned by Axa Equity & Law
                                                 Life Assurance Society

Axa Leven                         The Nether-    100% by Axa Equity & Law Life
                                  lands          Assurance Society

Axa Insurance                     U.K.           100% owned by Axa

Axa Global Risks                  U.K.           100% owned by Axa Global Risks
                                                 (France)

Axa Canada                        Canada         100% owned by Axa

Boreal Insurance                  Canada         100% owned by Gestion Fracapar


Axa Assurances Inc.               Canada         100% owned by Axa Canada

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------


Axa Insurance Inc.                Canada         100% owned by Axa Canada and
                                                 Axa Assurance Inc.


Anglo Canada General Insurance    Canada         100% owned by Axa Canada
Cy

Axa Pacific Insurance             Canada         100% by Boreal Insurance

Boreal Assurances Agricoles       Canada         100% by Boreal Insurance


Sime Axa Berhad                   Malaysia       30% owned by Axa and Axa
                                                 Reassurance


Axa Sime Investment Holdings      Singapore      50%
Pte Ltd

Axa Sime Assurance                Hong Kong      100% owned by Axa Sime Invt.
                                                 Holdings Pte Ltd

Axa Sime Assurance                Singapore      100% owned by Axa Sime Invt
                                                 Holdings Pte Ltd

Axa Life Insurance                Hong Kong      100%

PT Asuransi Axa Indonesia         Indonesia      80%


Equitable Cies Incorp.            U.S.A.         60.8% between Axa, 44.69%
                                                 Financiere 45, 3.8%,
                                                 Lorfinance 7.6% and Axa Equity
                                                 & Law Life Association Society
                                                 4.8%


Equitable Life Assurance of       U.S.A.         100% owned by Equitable Cies
the USA                                          Inc.


National Mutual Holdings Ltd      Australia      51% between Axa, 42.1% and Axa
                                                 Equity & Law Life Assurance
                                                 Society 8.9%


The National Mutual Life          Australia      100% owned by National Mutual
Association of Australasia Ltd                   Holdings Ltd


National Mutual International     Australia      100% owned by National Mutual
Pty Ltd                                          Holdings Ltd


National Mutual (Bermuda) Ltd     Australia      100% owned by National Mutual
                                                 International Pty Ltd


National Mutual Asia Ltd          Australia      55% owned by National Mutual
                                                 Holdings Ltd and 20% by Datura
                                                 Ltd and 13% by National Mutual
                                                 Life Association of
                                                 Australasia


Australian Casualty & Life Ltd    Australia      100% owned by National Mutual
                                                 Holdings Ltd

National Mutual Health            Australia      100% owned by National Mutual
Insurance Pty Ltd                                Holdings Ltd

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------


Axa Reassurance                   France         100% owned by Axa, Axa
                                                 Assurances Iard and Axa Global
                                                 Risks

Axa Re Finance                    France         80% owned by Axa Reassurance

Axa Re Vie                        France         99.9% owned by Axa Reassurance


Axa Cessions                      France         100% by Axa

Axa Re Mexico                     Mexico         100% owned by Axa Reassurance

Axa Re Asia                       Singapore      100% owned by Axa Reassurance

Axa Re U.K. Plc                   U.K.           100% owned by Axa Re U.K.
                                                 Holding

Axa Re U.K. Holding               U.K.           100% owned by Axa Reassurance


Axa Re U.S.A.                     U.S.A.         100% owned by Axa America
                                                 and Axa Reassurance


Axa America                       U.S.A.         100% owned by Axa Reassurance

International Technology          U.S.A.         80% owned by Axa America
Underwriters Inc. (INTEC)

Axa Re Life                       U.S.A.         100% owned by Axa Re Vie

C.G.R.M.                          Monaco         100% owned by Axa Reassurance

Axa Life Insurance                Japan          100% owned by Axa


Dongbu Axa Life Insurance         Korea          50% owned by Axa
Co Ltd

Axa Oyak Hayat Sigota             Turkey         60% owned by Axa

Oyak Sigorta                      Turkey         11% owned by Axa

                             AXA FINANCIAL BUSINESS

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

Compagnie Financiere de Paris     France         96.9%, (100% with Mutuals)
(C.F.P.)

Axa Banque                        France         98.7% owned by C.F.P.

Financiere 78                     France         100% owned by C.F.P.

Axa Credit                        France         65% owned by C.F.P.


Axa Gestion Interessement         France         100% owned by Axa Asset
                                                 Management Europe


Compagnie Europeenne de Credit    France         100% owned by C.F.P.
(C.E.C.)

Fidei                             France         20.7% owned by C.F.P. and
                                                 10.8% by Axamur


Societe de Placements             France         98.58% with Mutuals
Selectionnes S.P.S.

Presence et Initiative            France         100% with Mutuals


Vamopar                           France         100% owned by Societe Beaujon

Financiere Mermoz                 France         100%

Axa Asset Management Europe       France         100%

Axa Asset Management              France         100% owned by Axa Asset
Partenaires                                      Management Europe

Axa Asset Management Conseils     France         100% owned by Axa Asset
                                                 Management Europe

Axa Asset Management              France         100% owned by Axa Asset
Distribution                                     Management Europe


Axa Equity & Law Home Loans       U.K.           100% owned by Axa Equity & Law
                                                 Plc

Axa Equity & Law Commercial       U.K.           100% owned by Axa Equity & Law
                                                 Plc Loans

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

Alliance Capital Management       U.S.A.         59% held by ELAS


Donaldson Lufkin & Jenrette       U.S.A.         44.1% owned by Equitable Cies
                                                 Inc. and 36.1% by Equitable
                                                 Holding Cies

National Mutual Funds             Australia      100% owned by National
Management (Global) Ltd                          Holdings Ltd

National Mutual Funds             USA            100% by National Mutual Funds
Management North America                         Management (Global) Ltd.
Holding Inc.


Cogefin                           Luxembourg     100% owned by Axa Belgium


Financiere 45                     France         99.8% owned by Axa

Mofipar                           France         99.76% owned by Axa


ORIA                              France         100% owned by Axa Millesimes

Axa Oeuvres d'Art                 France         100% by Mutuals


Axa Cantenac Brown                France         100% by Societe Beaujon

Axa Suduiraut                     France         99.6% owned by Societe Beaujon

Colisee Acti Finance 2            France         100% owned by Axa Assurances
                                                 Iard Mutuelle

                            AXA REAL ESTATE BUSINESS

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------


C.I.P.M.                          France         97.8% with Mutuals


Fincosa                           France         100% owned by C.I.P.M.

Prebail                           France         100% owned by Societe Beaujon
                                                 and C.F.P.


Axamur                            France         100% by different companies
                                                 and Mutuelles


Parigest                          France         100% by the Mutuals, C.I.P.M.
                                                 and Fincosa


Parimmo                           France         100% by the insurance
                                                 companies and Mutuals

S.G.C.I.                          France         100% by different companies
                                                 and Mutuelles

Transaxim                         France         100% owned by S.G.C.I. and
                                                 C.P.P.


Compagnie Parisienne de           France         100% owned by S.G.C.I.
Participations


Monte Scopando                    France         100% owned by C.P.P.

Matipierre                        France         100% by different companies

Securimmo                         France         87.12% by different companies
                                                 and Mutuals

Paris Orleans                     France         100% by Axa Courtage Iard

Colisee Bureaux                   France         100% by different companies
                                                 and Mutuals

Colisee Premiere                  France         100% by different companies
                                                 and Mutuals

Colisee Laffitte                  France         100% by Colisee Bureaux

Foniere Carnot Laforge            France         100% by Colisee Premiere


Parc Camoin                       France         100% by Colisee Premiere

Delta Point du Jour               France         100% owned by Matipierre

Paroi Nord de l'Arche             France         100% owned by Matipierre

Falival                           France         100% owned by Axa Reassurance


Compagnie du Gaz d'Avignon        France         99% owned by Axa Ass Iard

Ahorro Familiar                   France         42.2% owned by Axa Assurances
                                                 Iard

Fonciere du Val d'Oise            France         100% owned by C.P.P.

Sodarec                           France         100% owned by C.P.P.

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------


Centrexpo                         France         100% owned by C.P.P.

Fonciere de la Vile du Bois       France         100% owned by Centrexpo

Colisee Seine                     France         100% owned by different
                                                 companies

Translot                          France         100% owned by SGCI

S.N.C. Dumont d'Urville           France         100% owned by Colisee Premiere


Colisee Federation                France         100% by SGCI

Colisee Saint Georges             France         100% by SGCI


Drouot Industrie                  France         50% by SGCI and 50% by Axamur

Colisee Vauban                    France         99.6% by Matipierre

Fonciere Colisee                  France         100% by Matipierre and
                                                 different companies


Axa Pierre S.C.I.                 France         97.6% owned by different
                                                 companies and Mutuals


Axa Millesimes                    France         85.2% owned by AXA and the
                                                 Mutuals


Chateau Suduirault                France         100% owned by Axa Millesimes


Diznoko                           Hongrie        95% owned by Axa Millesimes


Compagnie Fonciere Matignon       France         100% by different companies
                                                 and Mutuals

Equitable Real Estate             U.S.A.         100% owned by ELAS
Investment


Quinta do Noval Vinhos S.A.       Portugal       99.6% owned by Axa Millesimes

                               OTHER AXA BUSINESS

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------


A.N.F.                            France         95.4% owned by Finaxa

Lucia                             France         20.6% owned by Axa Assurances
                                                 Iard and 8.6% by Mutuals

Schneider S.A.                    France         10.4%

                  ORGANIZATION CHART OF EQUITABLE'S AFFILIATES


                                     NOTES
                                     -----

1. The year of formation or acquisition and state or country of incorporation of each affiliate is shown.

2. The chart omits certain relatively inactive special purpose real estate subsidiaries, partnerships, and joint ventures formed to operate or develop a single real estate property or a group of related properties, and certain inactive name-holding corporations.


3. All ownership interests on the chart are 100% common stock ownership except: (a) The Equitable Companies Incorporated's 44.1% interest in Donaldson, Lufkin & Jenrette, Inc. and Equitable Holding Corporation's 36.1% interest in same; (b) as noted for certain partnership interests;
     (c) Equitable Life's ACMC, Inc.'s and Equitable Capital Management Corporation's limited partnership interests in Alliance Capital Management L.P.; (d) as noted for certain subsidiaries of Alliance Capital Management Corp. of Delaware, Inc.; (e) Treasurer Robert L. Bennett's 20% interest in Compass Management and Leasing Co. (formerly EREIM, Inc.); and (f) DLJ Mortgage Capital's and Equitable Real Estate's respective ownerships, 50% each in Column Financial, Inc.


4. The operational status of the entities shown as having been formed or authorized but "not yet fully operational" should be checked with the appropriate operating areas, especially for those that are start-up situations.

5. The following entities are not included in this chart because, while they have an affiliation with The Equitable, their relationship is not the ongoing equity-based form of control and ownership that is characteristic of the affiliations on the chart, and, in the case of the first two entities, they are under the direction of at least a majority of "outside" trustees:


                              The Equitable Funds
                             The Hudson River Trust
                               EQ Advisors Trust
                               Separate Accounts

6.   This chart was last revised on April 1, 1997.

Item 27. Number of Contractowners


         As of March 31, 1997 qualified annuity contracts covering 5,830 participants had been issued by the registrant.


Item 28. Indemnification

         (a) Indemnification of Principal Underwriter: to the extent permitted by law of the State of New York and subject to all applicable requirements thereof, Equitable undertook to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate, is or was a director or officer of Equitable.

         (b) Undertaking: insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters


         (a) EQ Financial Consultants, Inc. ("EQ Financial"), a wholly-owned subsidiary of Equitable, is the principal underwriter and depositor for its Separate Account No. 301, Separate Account A, Separate Account I and Separate Account FP. EQ Financial's principal business address is 1755 Broadway, NY, NY 10019.


         (b)  See Item 25.

         (c)  Not applicable.

Item 30. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Equitable at 200 Plaza Drive, Secaucus, New Jersey 07094

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request; and

         (d) Equitable represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Equitable under the Contract. Equitable bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Equitable to earn a profit, the degree to which the Contract includes innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.

         The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it complies with the provisions of paragraphs (1) - (4) of that letter.

                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf in the City and State of New York, on this 25th day of April, 1997.



                                       SEPARATE ACCOUNT NO. 301 of
                                       THE EQUITABLE LIFE ASSURANCE SOCIETY OF
                                       THE UNITED STATES
                                                     (Registrant)

                                       By: The Equitable Life Assurance
                                           Society of the United States


                                       By: /s/ Naomi J. Weinstein
                                           ----------------------
                                               Naomi J. Weinstein
                                               Vice President

                                   SIGNATURES


         As required by the Securities Act of 1933, the Depositor certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City and State of New York, on the 25th day of April, 1997.


                                       THE EQUITABLE LIFE ASSURANCE SOCIETY OF
                                       THE UNITED STATES
                                                      (Depositor)

                                       By: /s/ Naomi J. Weinstein
                                           ----------------------
                                               Naomi J. Weinstein
                                               Vice President

         As required by the Securities Act of 1933 amended this registration statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:


Joseph J. Melone                       Chairman of the Board, Chief Executive
                                       Officer and Director

James M. Benson                        President and Director



William T. McCaffrey                   Senior Executive Vice President, Chief
                                       Operating Officer and Director

PRINCIPAL FINANCIAL OFFICER:


Stanley B. Tulin                       Senior Executive Vice President and
                                       Chief Financial Officer


PRINCIPAL ACCOUNTING OFFICER:


/s/ Alvin H. Fenichel
---------------------
Alvin H. Fenichel                      Senior Vice President and
April 25, 1997                         Controller


DIRECTORS:


Claude Bebear            Jean-Rene Fourtou            Winthrop Knowlton
James M. Benson          Norman C. Francis            Arthur L. Liman
Chrisopher Brocksom      Donald J. Greene             George T. Lowy
Francoise Colloc'h       John T. Hartley              William T. McCaffrey
Henri de Castries        John H.F. Haskell, Jr.       Joseph J. Melone
Joseph L. Dionne         Mary R. (Nina) Henderson     Didier Pineau-Valencienne
William T. Esrey         W. Edwin Jarmain             George J. Sella, Jr.
                         G. Donald Johnston, Jr.      Dave H. Williams


/s/ Naomi J. Weinstein
----------------------
    Naomi J. Weinstein
    Attorney-in-Fact
    April 25, 1997

                                 EXHIBIT INDEX

EXHIBIT NO.                                                            PAGE NO.
-----------                                                            --------


6(h) By-Laws of The Equitable Life Assurance Society of the United States, as amended November 21, 1996.

6(i) Restated Charter of The Equitable Life Assurance Society of the United States, as amended January 1, 1997.


10(a)              Consent of Price Waterhouse LLP.

10(b)              Powers of Attorney.

27                 Financial Data Schedule.